UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21579

Nuveen Floating Rate Income Opportunity Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2021

Nuveen

Closed-End Funds

NSL	Nuveen Senior Income Fund
JFR	Nuveen Floating Rate Income Fund
JRO	Nuveen Floating Rate Income Opportunity Fund
JSD	Nuveen Short Duration Credit Opportunities Fund
JQC	Nuveen Credit Strategies Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Rebounding global economic activity has driven both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have acknowledged the economic progress to date but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory. Additionally, the recent impact of the COVID-19 delta variant is likely to be factored into central bank forecasts, which could complicate the timing of monetary policy changes.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. There are some signs that the first economies to recover – including China, the U.S. and Europe not far behind – have reached their growth peaks and are moving toward stabilization, while the delta variant is adding caution to the growth outlook. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, as more virulent strains of COVID-19 such as the delta variant have spread, both case counts and hospitalizations are rising again, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth

Chair of the Board

September 22, 2021

Portfolio Managers’ Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ are sub-advised by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”). On December 31, 2020, the Funds’ previous sub-adviser, Symphony Asset Management, LLC (“Symphony”), also an affiliate of the Adviser, was merged with and into NAM (the “Reorganization”). Effective as of the date of the Reorganization, NAM assumed the portfolio management responsibilities for the Funds’ investment portfolio and, as previously approved by the Fund’s Board of Trustees, the Funds’ entered into an amended and restated sub-advisory agreement with NAM, the terms of which were substantially identical to the prior sub-advisory agreement with Symphony. Scott Caraher and Kevin Lorenz, CFA, continue as portfolio managers for the Funds.

Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended July 31, 2021. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section of the report.

What factors affected the economy and the markets during the twelve-month annual reporting period ended July 31, 2021?

Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages that have allocated direct payments to individuals and families, expanded unemployment insurance, provided loans to large and small businesses, funded hospitals and health agencies, and supported state and local governments, education and public health/vaccination. (Additionally, in August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which moves to the House for consideration.) The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter, according to the “advance” estimate released by the Bureau of Economic Analysis, after shrinking 3.5% (annualized) in 2020 compared to 2019’s annual level.

By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction.

The loan market enjoyed solid performance during the twelve-month reporting period, supported by healthy economic data, better-than-expected corporate earnings and further improvement in credit fundamentals. Loans also benefited

Portfolio Managers’ Comments (continued)

from an improving supply and demand backdrop in the second half of the reporting period. On the supply side, issues brought to market were generally absorbed given the level of demand for loans amid the global search for yield. In terms of demand, following heavy outflows during the first five months of the reporting period (August 1, 2020 – December 31, 2020), loan mutual funds and exchange-traded funds (ETFs) garnered a combined $32 billion of inflows over the next seven months ending July 31, 2021. Meanwhile, collateralized loan obligations (CLO) demand also remained robust. It’s notable that investor demand for loans stayed strong despite a fairly benign rate backdrop, an indication that longer-term investors continued to maintain a positive outlook for growth while preparing themselves for potentially higher rates.

For the reporting period, lower quality, discounted and higher spread assets outperformed. These assets tend to have more price appreciation potential and higher coupons to drive returns.

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2021?

The Funds invested predominantly in first-lien, senior secured corporate loans. NAM generally focuses on loans of issuers with businesses in defensive sectors that have strong asset coverage, as well as loans of larger issuance and facility sizes. These loans are generally referred to as broadly syndicated loans. Consistent with their investment policies, the Funds also invest opportunistically in below investment grade corporate bonds to seek relative value opportunities across the capital structure.

How did the Funds perform during this twelve-month reporting period ended July 31, 2021?

For the twelve-month reporting period ended July 31, 2021, all five Funds outperformed the Credit Suisse Leveraged Loan Index. For purposes of this Performance Commentary references to relative performance are in comparison to the Credit Suisse Leveraged Loan Index.

For the reporting period, relative outperformance for the NSL, JFR, JRO and JSD portfolios was driven by increased allocations to B-rated senior loans. Select exposure to energy-related companies given higher energy prices also contributed to relative performance. In particular, the post-reorganization equity of exploration and production (E&P) company California Resources notched gains due to the energy rally and the firm’s earnings. Similarly, loans issued by Fieldwood Energy found favor in the “risk-on” market environment and on approval of its debt restructuring plan. Lastly, the term loans of deep-water marine transportation specialist Harvey Gulf International Marine, Inc. also contributed. The Funds’ portfolios continue to maintain exposure to these companies.

Offsetting some of the portfolios’ relative outperformance were individual positions that included Diamond Sports Group LLC, a media and entertainment company. Its loans were volatile due to potential restructuring talks and disappointing earnings results during the reporting period. The portfolios’ exposure to the specialty pharmaceutical company, Endo Health Solutions, Inc., also hurt relative performance as the company faced continued costs from opioid lawsuits. The Funds’ portfolios continue to maintain exposure to these companies.

The Funds noted above (NSL, JFR, JRO and JSD) are managed in a similar manner. However, JQC has a different mandate, and therefore, has a relatively higher credit quality profile in its loan portfolio compared to the other Funds. During the reporting period, the JQC portfolio’s relative outperformance was driven by select exposure to some of the same energy-related companies previously mentioned. Among the most notable contributors was the post-reorganization equity of E&P company California Resources and loans issued by Fieldwood Energy. Additionally, the portfolio’s overweight to and security selection within Transportation, including exposure to the loans of American Airlines, aided relative performance during the reporting period. The Fund’s portfolio continues to maintain exposure to these companies.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings, Term Preferred Shares (Term Preferred) for NSL, JFR and JRO, Taxable Fund Preferred Shares (TFP) for NSL, JFR, JRO and JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when shortterm interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period.

During the current fiscal period, JFR and JRO used cancellable interest rate swaps to partially hedge the interest cost of leverage. Each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue. Collectively, these interest rate swap contracts had a negligible impact on the Funds’ total return performance during the period.

As of July 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	36.35%	36.47%	36.52%	36.38%	36.72%
Regulatory Leverage*	36.35%	36.47%	36.52%	36.38%	30.01%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivatives and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table. Paydowns reflect on-going leverage management activity that seeks to maintain each Fund’s leverage ratio within a specified internal operating range.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Draws	Paydowns	Outstanding Balance as of July 31, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of September 28, 2021
NSL	$86,200,000	$33,100,000	$(25,000,000)	$94,300,000	$91,798,082	$—	$—	$94,300,000
JFR	$208,100,000	$80,300,000	$(50,000,000)	$238,400,000	$227,504,384	$—	$—	$238,400,000
JRO	$164,900,000	$44,600,000	$(45,000,000)	$164,500,000	$160,261,096	$—	$—	$164,500,000
JSD	$8,500,000	$11,000,000	$—	$19,500,000	$14,519,178	$—	$—	$19,500,000
JQC	$402,000,000	$25,000,000	$(25,000,000)	$402,000,000	$399,021,918	$—	$—	$402,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted previously, in addition to bank borrowings, JQC also used reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of August 1, 2020	Sales	Purchases	Outstanding Balance as of July 31, 2021	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of September 28, 2021
$117,000,000	$ —	$25,000,000	$142,000,000	$135,082,192	$ —	$ —	$142,000,000

Refer to Notes to Financial Statements, Note 9 – Fund Leverage for further details.

Term Preferred Shares

As noted previously, in addition to bank borrowings, the following Funds also issued Term Preferred. The Funds' transactions in Term Preferred are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Issuance	Redemptions	Outstanding Balance as of July 31, 2021	Average Balance Outstanding	Issuance	Redemptions	Outstanding Balance as of September 28, 2021
NSL*	$33,000,000	$—	$(33,000,000)	$—	$17,219,178	$—	$—	$—
JFR**	$90,000,000	$—	$(90,000,000)	$—	$81,076,923	$—	$—	$—
JRO***	$45,000,000	$—	$(45,000,000)	$—	$41,732,673	$—	$—	$—
*	For the period August 1, 2020 through October 12, 2020.
**	For the period August 1, 2020 through December 8, 2020.
***	For the period August 1, 2020 through November 9, 2020.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on Term Preferred.

Taxable Fund Preferred Shares

As noted previously, in addition to bank borrowings, NSL, JFR, JRO and JSD also issued TFP. The Funds’ transactions in TFP are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Issuance	Redemptions	Outstanding Balance as of July 31, 2021	Average Balance Outstanding	Issuance	Redemptions	Outstanding Balance as of September 27, 2021
NSL*	$—	$40,000,000	$—	$40,000,000	$40,000,000	$—	$—	$40,000,000
JFR**	$—	$100,000,000	$—	$100,000,000	$100,000,000	$—	$—	$100,000,000
JRO***	$—	$75,000,000	$—	$75,000,000	$75,000,000	$—	$—	$75,000,000
JSD	$70,000,000	$—	$—	$70,000,000	$70,000,000	$—	$—	$70,000,000
*	For the period October 5, 2020 (first issuance date of shares) through July 31, 2021.
**	For the period December 4, 2020 (first issuance date of shares) through July 31, 2021.
***	For the period November 5, 2020 (first issuance date of shares) through July 31, 2021.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on TFP.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2021, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notifications.

NSL, JFR, JRO and JSD

Effective with each Fund’s distribution payable April 1, 2021, NSL, JFR, JRO and JSD have implemented a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. The Funds intend to distribute all or substantially all of their net investment income through their regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to maintain its level distribution amount, each Fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a Fund’s capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

JQC

JQC has a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes. On September 20, 2021 (subsequent to the close of this reporting period), JQC announced that its Board of Trustees approved the adoption of a level distribution policy. The level distribution policy will become effective with the Fund’s distribution payable November 1, 2021.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about each Fund’s distributions are available on www.nuveen.com/en-us/closed-end-funds.

Data as of July 31, 2021

	Current Month Percentage of Distributions			Calendar YTD Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
NSL	100.00%	0.00%	0.00%	$0.3835	$0.3835	$0.0000	$0.0000
JFR	100.00%	0.00%	0.00%	$0.6245	$0.6245	$0.0000	$0.0000
JRO	100.00%	0.00%	0.00%	$0.6150	$0.6150	$0.0000	$0.0000
JSD	100.00%	0.00%	0.00%	$0.9410	$0.9410	$0.0000	$0.0000
JQC	35.18%	0.00%	64.82%	$0.8516	$0.2996	$0.0000	$0.5520

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of July 31, 2021

			Annualized			Cumulative
Fund	Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
NSL	10/26/1999	$0.0340	6.70%	17.48%	4.70%	6.30%	17.48%
JFR	3/25/2004	$0.0580	6.72%	17.36%	4.89%	6.03%	17.36%
JRO	7/27/2004	$0.0575	6.72%	17.42%	4.93%	5.99%	17.42%
JSD	5/25/2011	$0.0865	6.69%	18.24%	4.66%	6.06%	18.24%
JQC	6/25/2003	$0.0509	8.84%	13.42%	4.26%	12.32%	13.42%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2021 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of July 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	15,400	147,593	39,400	10,000	5,473,400
Common shares authorized for repurchase	3,860,000	5,690,000	4,050,000	1,005,000	13,560,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2021, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.09	$10.36	$10.27	$15.52	$6.91
Common share pirce	$5.74	$9.76	$9.69	$14.40	$6.53
Premium/(Discount) to NAV	(5.75)%	(5.79)%	(5.65)%	(7.22)%	(5.50)%
Average premium/(discount) to NAV	(9.77)%	(9.86)%	(10.12)%	(10.49)%	(9.15)%

NSL	Nuveen Senior Income Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
NSL at Common Share NAV	17.48%	4.70%	5.25%
NSL at Common Share Price	28.97%	5.72%	5.31%
Credit Suisse Leveraged Loan Index	9.60%	4.75%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	139.1%
Corporate Bonds	11.0%
Common Stocks	3.6%
Warrants	0.1%
Convertible Preferred Securities	0.1%
Common Stock Rights	0.0%
Short-Term Investment Companies	4.4%
Other Assets Less Liabilities	(1.4)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	156.9%
Borrowings	(40.1)%
Taxable Fund Preferred Shares, net of deferred offering costs	(16.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

B.C. Unlimited Liability Company	2.0%
Seattle Spinco, Inc.	1.4%
Parexel International Corporation	1.2%
Delta 2 (LUX) S.a.r.l.	1.2%
PetSmart, Inc.	1.1%

Portfolio Composition

(% of total investments)

Media	10.8%
Hotels, Restaurants & Leisure	10.5%
Software	7.7%
Health Care Providers & Services	6.0%
Oil, Gas & Consumable Fuels	4.4%
Pharmaceuticals	4.0%
Commercial Services & Supplies	3.7%
IT Services	3.3%
Diversified Telecommunication Services	2.8%
Life Sciences Tools & Services	2.6%
Insurance	2.3%
Entertainment	2.1%
Specialty Retail	2.0%
Communications Equipment	1.8%
Auto Components	1.7%
Technology Hardware, Storage & Peripherals	1.6%
Professional Services	1.5%
Airlines	1.5%
Road & Rail	1.4%
Health Care Technology	1.3%
Building Products	1.3%
Internet Software & Services	1.2%
Personal Products	1.2%
Electric Utilities	1.2%
Other[1]	19.3%
Short-Term Investment Companies	2.8%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	10.0%
BB or Lower	86.1%
N/R (not rated)	3.9%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JFR	Nuveen Floating Rate Income Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JFR at Common Share NAV	17.36%	4.89%	5.38%
JFR at Common Share Price	30.14%	5.52%	5.82%
Credit Suisse Leveraged Loan Index	9.60%	4.75%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	138.1%
Corporate Bonds	11.0%
Common Stocks	3.6%
Long-Term Investment Companies	2.0%
Asset-Backed Securities	0.6%
Warrants	0.1%
Convertible Preferred Securities	0.0%
Common Stock Rights	0.0%
Short-Term Investment Companies	6.8%
Other Assets Less Liabilities	(5.0)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	157.2%
Borrowings	(40.4)%
Taxable Fund Preferred Shares, net of deferred offering costs	(16.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

B.C. Unlimited Liability Company	2.4%
Parexel International Corporation	1.3%
Clear Channel Outdoor Holdings, Inc.	1.2%
Caesars Resort Collection, LLC	1.1%
Seattle Spinco, Inc.	1.1%

Portfolio Composition

(% of total investments)

Media	11.3%
Hotels, Restaurants & Leisure	11.1%
Software	6.9%
Health Care Providers & Services	6.1%
Oil, Gas & Consumable Fuels	4.2%
Pharmaceuticals	4.0%
Commercial Services & Supplies	3.4%
Life Sciences Tools & Services	2.8%
IT Services	2.7%
Diversified Telecommunication Services	2.5%
Insurance	2.4%
Entertainment	2.1%
Communications Equipment	2.0%
Specialty Retail	1.9%
Technology Hardware, Storage & Peripherals	1.6%
Auto Components	1.4%
Building Products	1.3%
Road & Rail	1.3%
Professional Services	1.3%
Airlines	1.2%
Health Care Technology	1.2%
Interactive Media & Services	1.2%
Personal Products	1.1%
Other[1]	19.2%
Long-Term Investment Companies	1.2%
Asset-Backed Securities	0.4%
Short-Term Investment Companies	4.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	10.5%
BB or Lower	85.9%
N/R (not rated)	3.6%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JRO	Nuveen Floating Rate Income Opportunity Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JRO at Common Share NAV	17.42%	4.93%	5.64%
JRO at Common Share Price	30.14%	5.42%	5.92%
Credit Suisse Leveraged Loan Index	9.60%	4.75%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	138.6%
Corporate Bonds	11.4%
Common Stocks	3.7%
Asset-Backed Securities	0.6%
Warrants	0.1%
Convertible Preferred Securities	0.0%
Common Stock Rights	0.0%
Short-Term Investment Companies	6.3%
Other Assets Less Liabilities	(3.3)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	157.4%
Borrowings	(39.5)%
Taxable Fund Preferred Shares, net of deferred offering costs	(17.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

B.C. Unlimited Liability Company	2.4%
Parexel International Corporation	1.2%
Clear Channel Outdoor Holdings, Inc.	1.2%
Caesars Resort Collection, LLC, Term Loan	1.2%
Seattle Spinco, Inc.	1.2%

Portfolio Composition

(% of total investments)

Media	11.8%
Hotels, Restaurants & Leisure	11.1%
Software	7.0%
Health Care Providers & Services	6.4%
Oil, Gas & Consumable Fuels	4.0%
Commercial Services & Supplies	3.7%
Pharmaceuticals	3.4%
IT Services	3.2%
Life Sciences Tools & Services	2.8%
Diversified Telecommunication Services	2.5%
Entertainment	2.3%
Insurance	2.2%
Communications Equipment	1.9%
Specialty Retail	1.9%
Technology Hardware, Storage & Peripherals	1.5%
Road & Rail	1.5%
Building Products	1.5%
Auto Components	1.4%
Health Care Technology	1.3%
Capital Markets	1.3%
Airlines	1.3%
Professional Services	1.3%
Interactive Media & Services	1.2%
Other[1]	19.2%
Asset-Backed Securities	0.4%
Short-Term Investment Companies	3.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.9%
BB or Lower	86.3%
N/R (not rated)	3.8%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JSD	Nuveen Short Duration Credit Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JSD at Common Share NAV	18.24%	4.66%	5.31%
JSD at Common Share Price	32.61%	5.34%	5.46%
Credit Suisse Leveraged Loan Index	9.60%	4.75%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	138.5%
Corporate Bonds	12.2%
Common Stocks	3.4%
Warrants	0.1%
Convertible Preferred Securities	0.1%
Common Stock Rights	0.0%
Short-Term Investment Companies	6.8%
Other Assets Less Liabilities	(4.1)%
Net Assets Plus Borrowings and Taxable Fund Preferred Shares, net of deferred offering costs	157.0%
Borrowings	(12.5)%
Taxable Fund Preferred, net of deferred offering costs	(44.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

PPD, Inc.	1.8%
Caesars Resort Collection, LLC	1.6%
Delta 2 (LUX) S.a.r.l.	1.3%
PetSmart, Inc.	1.1%
Seattle Spinco, Inc.	1.1%

Portfolio Composition

(% of total investments)

Hotels, Restaurants & Leisure	10.0%
Media	9.5%
Software	7.7%
Health Care Providers & Services	6.4%
Pharmaceuticals	4.4%
Oil, Gas & Consumable Fuels	4.3%
Commercial Services & Supplies	4.0%
IT Services	3.8%
Life Sciences Tools & Services	3.3%
Diversified Telecommunication Services	2.9%
Specialty Retail	2.2%
Entertainment	1.6%
Insurance	1.6%
Auto Components	1.6%
Electric Utilities	1.6%
Airlines	1.5%
Road & Rail	1.4%
Professional Services	1.4%
Communications Equipment	1.3%
Technology Hardware, Storage & Peripherals	1.2%
Health Care Equipment & Supplies	1.2%
Construction & Engineering	1.2%
Capital Markets	1.2%
Health Care Technology	1.2%
Other[1]	19.3%
Short-term Investment Companies	4.2%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	9.3%
BB or Lower	86.9%
N/R (not rated)	3.8%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

JQC	Nuveen Credit Strategies Income Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JQC at Common Share NAV	13.42%	4.26%	4.77%
JQC at Common Share Price	26.98%	6.15%	6.58%
Credit Suisse Leveraged Loan Index	9.60%	4.75%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	140.0%
Corporate Bonds	19.3%
Common Stocks	1.1%
Convertible Bonds	0.2%
Warrants	0.1%
Common Stock Rights	0.0%
Short-Term Investment Companies	1.4%
Other Assets Less Liabilities	(4.0)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	158.1%
Borrowings	(42.9)%
Reverse Repurchase Agreements	(15.2)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Parexel International Corporation, Term Loan B	1.5%
Sabre GLBL, Inc., Term Loan B	1.2%
Life Time Fitness Inc , Term Loan B	1.2%
Quikrete Holdings, Inc., Term Loan, First Lien	1.1%
Ziggo Financing Partnership, Term Loan I	1.1%

Portfolio Composition

(% of total investments)

Hotels, Restaurants & Leisure	11.1%
Media	10.0%
Health Care Providers & Services	9.5%
Software	8.2%
Pharmaceuticals	4.1%
Insurance	3.5%
Commercial Services & Supplies	3.5%
Diversified Telecommunication Services	3.4%
Airlines	3.1%
IT Services	2.8%
Oil, Gas & Consumable Fuels	2.8%
Food & Staples Retailing	2.6%
Communications Equipment	2.6%
Life Sciences Tools & Services	2.0%
Machinery	1.9%
Personal Products	1.9%
Specialty Retail	1.8%
Building Products	1.7%
Leisure Products	1.4%
Chemicals	1.4%
Other[1]	19.8%
Short-Term Investment Companies	0.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed income investments)

BBB	14.6%
BB or Lower	83.9%
N/R (not rated)	1.5%
Total	100%

1	See Portfolio of Investments for details on “other” Portfolio Composition.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 6, 2021 for NSL, JFR, JRO, JSD and JQC. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	NSL		JFR		JRO		JSD		JQC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	15,269,981	—	19,925,265	—	12,844,141	—	4,221,956	—	79,954,539
Withhold	14,250,010	—	26,258,372	—	18,826,046	—	4,260,206	—	25,140,111
Total	29,519,991	—	46,183,637	—	31,670,187	—	8,482,162	—	105,094,650
Matthew Thornton III
For	21,919,584	—	35,265,261	—	23,644,579	—	5,846,342	—	98,430,207
Withhold	7,600,407	—	10,918,376	—	8,025,608	—	2,635,820	—	6,664,443
Total	29,519,991	—	46,183,637	—	31,670,187	—	8,482,162	—	105,094,650
William C. Hunter
For	—	40,000	—	66,000	—	75,000	—	47,000	—
Withhold	—	—	—	34,000	—	—	—	23,000	—
Total	—	40,000	—	100,000	—	75,000	—	70,000	—
Albin F. Moschner
For	—	40,000	—	66,000	—	75,000	—	47,000	80,005,675
Withhold	—	—	—	34,000	—	—	—	23,000	25,088,975
Total	—	40,000	—	100,000	—	75,000	—	70,000	105,094,650

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Senior Income Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Credit Strategies Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunities Fund and Nuveen Credit Strategies Income Fund (the Funds), including the portfolios of investments, as of July 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 28, 2021

NSL	Nuveen Senior Income Fund Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 153.9% (97.2% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 139.1% (87.9% of Total Investments) (2)

	Aerospace & Defense – 1.5% (1.0% of Total Investments)

$313	Dynasty Acquisition Co., Inc., Term Loan B1	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	$302,924
168	Dynasty Acquisition Co., Inc., Term Loan B2	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	162,862
731	Maxar Technologies Ltd., Term Loan B	2.850%	1-Month LIBOR	2.750%	10/05/24	B	725,116
964	TransDigm, Inc., Term Loan E	2.342%	1-Month LIBOR	2.250%	5/30/25	Ba3	948,089
795	TransDigm, Inc., Term Loan F	2.342%	1-Month LIBOR	2.250%	12/09/25	Ba3	782,569
687	TransDigm, Inc., Term Loan G	2.342%	1-Month LIBOR	2.250%	8/22/24	Ba3	676,992
3,658	Total Aerospace & Defense						3,598,552

	Airlines – 2.3% (1.5% of Total Investments)

920	AAdvantage Loyalty IP Ltd., Term Loan	5.500%	3-Month LIBOR	4.750%	4/20/28	Ba2	947,493
189	American Airlines, Inc., Incremental Term Loan	2.093%	1-Month LIBOR	2.000%	12/14/23	Ba3	184,697
760	American Airlines, Inc., Term Loan, First Lien	1.840%	1-Month LIBOR	1.750%	1/29/27	Ba3	706,446
963	Kestrel Bidco, Inc., Term Loan B	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	932,275
1,075	SkyMiles IP Ltd., Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	1,137,113
1,496	United Airlines, Inc., Term Loan B	4.500%	1-Month LIBOR	3.750%	4/21/28	Ba1	1,500,836
5,403	Total Airlines						5,408,860

	Auto Components – 1.7% (1.1% of Total Investments)

124	Adient US LLC, Term Loan B	3.592%	1-Month LIBOR	3.500%	4/08/28	BB–	123,882
1,363	Clarios Global LP, Term Loan B	3.342%	1-Month LIBOR	3.250%	4/30/26	B1	1,354,463
825	DexKo Global Inc., Term Loan	4.500%	1-Month LIBOR	3.500%	7/24/24	B1	825,614
746	Les Schwab Tire Centers, Term Loan B	4.000%	6-Month LIBOR	3.250%	11/02/27	B	746,873
898	Superior Industries International, Inc., Term Loan B, First Lien	4.092%	1-Month LIBOR	4.000%	5/23/24	Ba3	898,521
3,956	Total Auto Components						3,949,353

	Automobiles – 0.2% (0.1% of Total Investments)

518	Wand NewCo 3, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	2/05/26	B1	511,757

	Banks – 0.1% (0.0% of Total Investments)

157	iQor US, Inc., Exit Term Loan	7.589%	1-Month LIBOR	7.500%	9/15/27	N/R	161,171

	Beverages – 1.0% (0.6% of Total Investments)

617	Arterra Wines Canada, Inc., Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	616,900
469	City Brewing Company, LLC, Term Loan	4.250%	3-Month LIBOR	3.500%	4/05/28	B+	466,948
1,185	Triton Water Holdings, Inc, Term Loan	4.000%	3-Month LIBOR	3.500%	3/31/28	B1	1,177,740
2,271	Total Beverages						2,261,588

	Biotechnology – 0.8% (0.5% of Total Investments)

2,004	Grifols Worldwide Operations USA, Inc., Term Loan B	2.084%	1-Week LIBOR	2.000%	11/15/27	BB+	1,980,111

	Building Products – 2.0% (1.3% of Total Investments)

300	All-Star Bidco AB, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	299,625
1,133	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	1,132,132
104	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	102,827
465	LBM Acquisition LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	12/17/27	B+	461,564
160	Potters Industries, LLC, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	160,100
2,091	Quikrete Holdings, Inc., Term Loan, First Lien	2.592%	1-Month LIBOR	2.500%	1/31/27	BB–	2,069,238
427	Resideo Funding, Inc., Term Loan	2.750%	3-Month LIBOR	2.250%	2/12/28	BBB–	425,719
162	Resideo Funding, Inc., Term Loan	2.750%	1-Month LIBOR	2.250%	2/12/28	BBB–	160,970
4,842	Total Building Products						4,812,175

	Capital Markets – 1.3% (0.8% of Total Investments)

185	RPI Intermediate Finance Trust, Term Loan B1	1.842%	1-Month LIBOR	1.750%	2/11/27	BBB–	184,202
1,999	Sequa Mezzanine Holdings L.L.C., Extended Term Loan, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	2,028,059

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets (continued)

$823	Sequa Mezzanine Holdings L.L.C., Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	10.750%	7/31/24	CCC–	$812,850
3,007	Total Capital Markets						3,025,111

	Chemicals – 1.0% (0.7% of Total Investments)

323	ASP Unifrax Holdings, Inc., Term Loan B	3.897%	3-Month LIBOR	3.750%	12/14/25	B–	317,278
373	Atotech B.V., Term Loan B	3.000%	3-Month LIBOR	2.500%	3/18/28	B+	371,911
500	INEOS Styrolution US Holding LLC, Term Loan B	3.250%	1-Month LIBOR	2.750%	1/29/26	BB+	499,250
659	Ineos US Finance LLC, Term Loan B	2.107%	2-Month LIBOR	2.000%	3/31/24	BBB–	651,136
398	Lonza Group AG, Term Loan B	4.750%	3-Month LIBOR	4.000%	5/14/28	B2	398,498
177	Sparta US HoldCo LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	177,184
2,430	Total Chemicals						2,415,257

	Commercial Services & Supplies – 5.6% (3.5% of Total Investments)

499	Amentum Government Services Holdings LLC, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	500,620
523	Brand Energy & Infrastructure Services, Inc., Term Loan	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	514,566
4,293	Delta 2 (LUX) S.a.r.l., Term Loan	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	4,267,795
433	Garda World Security Corporation, Term Loan B	4.340%	1-Month LIBOR	4.250%	10/30/26	BB+	432,851
1,037	GFL Environmental, Inc., Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	1,037,557
275	KAR Auction Services, Inc., Term Loan B6	2.375%	1-Month LIBOR	2.250%	9/19/26	Ba3	271,649
500	Madison IAQ LLC, Term Loan	3.750%	3-Month LIBOR	3.250%	6/21/28	B1	496,383
506	PAE Holding Corporation, Term Loan B	5.250%	1-Month LIBOR	4.500%	10/19/27	B	508,444
144	Prime Security Services Borrower, LLC, Term Loan	3.500%	1-Month LIBOR	2.750%	9/23/26	BB–	143,979
94	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB–	93,257
187	Prime Security Services Borrower, LLC, Term Loan	3.500%	6-Month LIBOR	2.750%	9/23/26	BB–	186,513
94	Prime Security Services Borrower, LLC, Term Loan	3.500%	12-Month LIBOR	2.750%	9/23/26	BB–	93,257
680	Robertshaw US Holding Corp, Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	655,464
89	Sabert Corporation, Term Loan B	5.500%	1-Month LIBOR	4.500%	12/10/26	B	89,499
748	Spin Holdco, Inc., Term Loan	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	748,499
1,926	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	1.500%	2/28/25	B–	1,964,690
368	West Corporation, Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	356,040
730	WEX, Inc., Term Loan	2.342%	1-Month LIBOR	2.250%	4/01/28	Ba2	722,728
13,126	Total Commercial Services & Supplies						13,083,791

	Communications Equipment – 2.4% (1.5% of Total Investments)

1,647	CommScope, Inc., Term Loan B	3.342%	1-Month LIBOR	3.250%	4/04/26	Ba3	1,633,882
50	MetroNet Systems Holdings, LLC, Delayed Draw Term Loan, (5)	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	50,106
450	MetroNet Systems Holdings, LLC, Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	450,956
638	MLN US HoldCo LLC, Term Loan, First Lien	4.603%	1-Month LIBOR	4.500%	11/30/25	B3	583,411
968	Plantronics Inc, Term Loan B	2.592%	1-Month LIBOR	2.500%	7/02/25	Ba2	948,376
3	Riverbed Technology, Inc., Term Loan B	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	2,959
1,240	Riverbed Technology, Inc., Term Loan B	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	1,174,929
878	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	875,933
5,874	Total Communications Equipment						5,720,552

	Construction & Engineering – 1.6% (1.0% of Total Investments)

300	AECOM Technology Corporation , Term Loan B	1.842%	1-Month LIBOR	1.750%	4/13/28	BBB–	299,813
465	Aegion Corporation, Term Loan	5.500%	3-Month LIBOR	4.750%	5/17/28	B	469,650
1,124	Brown Group Holding, LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	6/07/28	B+	1,117,698
125	FrontDoor Inc, Term Loan B	2.342%	1-Month LIBOR	2.250%	6/17/28	Ba2	124,974
250	Osmose Utilities Services, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	6/17/28	B	248,126
216	Pike Corporation, Incremental Term Loan B	3.100%	1-Month LIBOR	3.000%	1/21/28	Ba3	215,272
1,218	Traverse Midstream Partners LLC, Term Loan	6.500%	1-Month LIBOR	5.500%	9/27/24	B	1,220,351
3,698	Total Construction & Engineering						3,695,884

	Containers & Packaging – 1.3% (0.8% of Total Investments)

880	Berry Global, Inc., Term Loan Z	1.850%	1-Month LIBOR	1.750%	7/01/26	BBB–	870,927
326	Reynolds Consumer Products LLC, Term Loan	1.842%	1-Month LIBOR	1.750%	2/04/27	BBB–	322,954
697	Reynolds Group Holdings, Inc., Term Loan B2	3.342%	1-Month LIBOR	3.250%	2/05/26	B+	689,288

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging (continued)

$216	TricorBraun Holdings, Inc., Delayed Draw Term Loan, (5)	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	$213,928
959	TricorBraun Holdings, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	951,090
3,078	Total Containers & Packaging						3,048,187

	Distributors – 0.7% (0.4% of Total Investments)

1,000	Core & Main LP, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	991,875
606	Univar Solutions USA, Inc., Term Loan B6	2.092%	1-Month LIBOR	2.000%	6/03/28	BBB–	601,983
1,606	Total Distributors						1,593,858

	Diversified Consumer Services – 0.9% (0.6% of Total Investments)

1,470	Cengage Learning, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	6/29/26	B	1,471,418
550	Sotheby’s, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/15/27	B+	551,253
2,020	Total Diversified Consumer Services						2,022,671

	Diversified Financial Services – 1.7% (1.1% of Total Investments)

160	Avaya Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	160,291
1,034	Ditech Holding Corporation, Term Loan, (6)	0.000%	N/A	N/A	6/30/22	N/R	208,211
700	Fleetcor Technologies Operating Company, LLC, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/30/28	BB+	695,751
338	GT Polaris, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	9/24/27	BB–	338,852
331	Lions Gate Capital Holdings LLC, Term Loan B	2.342%	1-Month LIBOR	2.250%	3/24/25	Ba2	328,080
1,505	Verscend Holding Corp., Term Loan B	4.092%	1-Month LIBOR	4.000%	8/27/25	BB–	1,504,255
750	Vision Solutions, Inc., Term Loan, First Lien	5.000%	3-Month LIBOR	4.250%	3/04/28	N/R	748,185
4,818	Total Diversified Financial Services						3,983,625

	Diversified Telecommunication Services – 4.0% (2.5% of Total Investments)

592	Altice France S.A., Term Loan B12	3.814%	3-Month LIBOR	3.688%	1/31/26	B	585,497
2,926	Altice France S.A., Term Loan B13	4.155%	3-Month LIBOR	4.000%	8/14/26	B	2,923,074
2,922	CenturyLink, Inc., Term Loan B	2.342%	1-Month LIBOR	2.250%	3/15/27	BBB–	2,879,084
646	Connect Finco Sarl, Term Loan B	4.500%	1-Month LIBOR	3.500%	12/12/26	B+	646,730
1,548	Frontier Communications Corp., DIP Term Loan B	4.500%	1-Month LIBOR	3.750%	10/08/27	BB+	1,549,908
52	GTT Communications, Inc., Delayed Draw Term Loan, (6)	6.000%	1-Month LIBOR	5.000%	12/28/21	CCC+	52,992
236	Intelsat Jackson Holdings S.A., Term Loan B4, (6)	8.750%	Prime	5.500%	1/02/24	N/R	241,358
378	Intelsat Jackson Holdings S.A., Term Loan B5, (6)	8.625%	N/A	N/A	1/02/24	N/R	385,836
196	Zayo Group Holdings, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	3/09/27	B1	193,052
9,496	Total Diversified Telecommunication Services						9,457,531

	Electric Utilities – 0.7% (0.4% of Total Investments)

562	ExGen Renewables IV, LLC, Term Loan	3.500%	3-Month LIBOR	2.500%	12/15/27	BB–	561,942
495	Pacific Gas & Electric Company, Term Loan	3.500%	3-Month LIBOR	3.000%	6/23/25	BB	483,140
602	Vistra Operations Company LLC, Term Loan B3, First Lien	1.841%	1-Month LIBOR	1.750%	12/31/25	BBB–	595,115
1,659	Total Electric Utilities						1,640,197

	Electrical Equipment – 1.4% (0.9% of Total Investments)

1,922	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	1,897,686
1,400	Ingram Micro, Inc., Term Loan B	4.000%	3-Month LIBOR	3.500%	7/02/28	BB	1,402,800
3,322	Total Electrical Equipment						3,300,486

	Electronic Equipment, Instruments & Components – 0.4% (0.2% of Total Investments)

866	TTM Technologies, Inc., Term Loan	2.600%	1-Month LIBOR	2.500%	9/28/24	BB+	864,969

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

375	Petroleum Geo-Services ASA, Term Loan	7.647%	3-Month LIBOR	7.500%	3/19/24	N/R	348,106

	Entertainment – 2.7% (1.7% of Total Investments)

236	AMC Entertainment Holdings, Inc., Term Loan B, (DD1)	3.103%	1-Month LIBOR	3.000%	4/22/26	B–	210,515
297	Crown Finance US, Inc., Incremental Term Loan	3.750%	6-Month LIBOR	2.750%	9/20/26	CCC	239,412
2,361	Crown Finance US, Inc., Term Loan	3.500%	6-Month LIBOR	2.500%	2/28/25	CCC	1,922,809
973	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.600%	1-Month LIBOR	2.500%	7/03/25	BB–	969,947

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Entertainment (continued)

$750	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	$752,497
256	NASCAR Holdings, Inc, Term Loan B	2.842%	1-Month LIBOR	2.750%	10/18/26	BB	254,505
1,130	Virgin Media Bristol LLC, Term Loan Q	3.343%	1-Month LIBOR	3.250%	1/31/29	BB+	1,126,390
895	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	2.850%	1-Month LIBOR	2.750%	5/16/25	B	872,001
6,898	Total Entertainment						6,348,076

	Equity Real Estate Investment Trust – 0.5% (0.3% of Total Investments)

881	Realogy Group LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	2/08/25	Ba1	858,514
219	Realogy Group LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	2/08/25	Ba1	218,692
1,100	Total Equity Real Estate Investment Trust						1,077,206

	Food & Staples Retailing – 1.8% (1.1% of Total Investments)

336	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.100%	1-Month LIBOR	2.000%	2/03/24	BB+	335,742
29	H Food Holdings LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	29,895
510	H Food Holdings LLC, Term Loan B	3.780%	1-Month LIBOR	3.688%	5/31/25	B2	505,746
3,358	US Foods, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	6/27/23	BB–	3,320,540
4,233	Total Food & Staples Retailing						4,191,923

	Food Products – 0.5% (0.3% of Total Investments)

505	American Seafoods Group LLC, Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	504,357
4	American Seafoods Group LLC, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	3,371
173	Froneri International Ltd., Term Loan	2.342%	1-Month LIBOR	2.250%	1/31/27	B+	170,359
441	UTZ Quality Foods, LLC, Term Loan B	3.092%	1-Month LIBOR	3.000%	1/20/28	B1	439,930
1,123	Total Food Products						1,118,017

	Health Care Equipment & Supplies – 1.6% (1.0% of Total Investments)

1,472	Carestream Health, Inc., Extended Term Loan	7.750%	3-Month LIBOR	6.750%	5/08/23	B1	1,481,910
451	Greatbatch Ltd., Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	451,105
426	Lifescan Global Corporation, Term Loan, First Lien	6.146%	3-Month LIBOR	6.000%	10/01/24	B	423,945
781	Viant Medical Holdings, Inc., Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	7/02/25	B3	756,466
707	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	615,107
3,837	Total Health Care Equipment & Supplies						3,728,533

	Health Care Providers & Services – 8.0% (5.0% of Total Investments)

740	ADMI Corp., Term Loan B2	3.625%	1-Month LIBOR	3.125%	12/23/27	B	728,858
1,033	AHP Health Partners, Inc., Term Loan	4.750%	1-Month LIBOR	3.750%	6/30/25	B1	1,035,845
206	Air Methods Corporation, Term Loan B	4.500%	3-Month LIBOR	3.500%	4/21/24	B	202,393
375	Albany Molecular Research, Inc., Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B	375,730
837	BW NHHC Holdco, Inc., Term Loan, First Lien	5.155%	3-Month LIBOR	5.000%	5/15/25	Caa1	768,453
337	DaVita, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	8/12/26	BBB–	333,614
730	Envision Healthcare Corporation, Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	10/10/25	CCC+	626,711
667	Gates Global LLC, Term Loan B3	3.500%	1-Month LIBOR	2.750%	3/31/27	B+	664,006
779	Gentiva Health Services, Inc., Term Loan	2.875%	1-Month LIBOR	2.750%	7/02/25	B+	777,058
1,741	Global Medical Response, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	1,746,065
50	National Mentor Holdings, Inc., Delayed Draw Term Loan, (5)	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	50,128
240	National Mentor Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	3/02/28	B1	240,007
215	National Mentor Holdings, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	214,563
15	National Mentor Holdings, Inc., Term Loan C	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	15,190
985	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	994,358
1,071	Phoenix Guarantor Inc, Term Loan B	3.339%	1-Month LIBOR	3.250%	3/05/26	B1	1,058,295
998	Phoenix Guarantor Inc, Term Loan B3	3.596%	1-Month LIBOR	3.500%	3/05/26	B1	988,059
103	Quorum Health Corporation, Term Loan, (6)	7.500%	3-Month LIBOR	6.500%	4/29/25	B–	104,042
2,553	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (DD1)	3.842%	1-Month LIBOR	3.750%	11/16/25	B1	2,534,133
825	Select Medical Corporation, Term Loan B	2.350%	1-Month LIBOR	2.250%	3/06/25	Ba2	815,031
2,361	Surgery Center Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	8/31/26	B1	2,362,681
1,414	Team Health Holdings, Inc., Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	2/06/24	B	1,372,639

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$746	US Radiology Specialists, Inc., Term Loan	6.250%	3-Month LIBOR	5.500%	12/15/27	B–	$752,314
19,021	Total Health Care Providers & Services						18,760,173

	Health Care Technology – 2.1% (1.3% of Total Investments)

1,053	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	8.000%	3-Month LIBOR	8.000%	8/05/23	CCC+	1,033,630
78	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	77,746
2,616	Change Healthcare Holdings LLC, Term Loan B	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	2,614,811
1,133	Zelis Healthcare Corporation, Term Loan	3.601%	1-Month LIBOR	3.500%	9/30/26	B	1,128,350
4,880	Total Health Care Technology						4,854,537

	Hotels, Restaurants & Leisure – 16.4% (10.4% of Total Investments)

7,300	B.C. Unlimited Liability Company, Term Loan B4	1.842%	1-Month LIBOR	1.750%	11/19/26	BB+	7,169,098
235	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 1.000%, PIK 5.000%)	6.000%	3-Month LIBOR	5.000%	12/29/25	B3	206,290
298	Alterra Mountain Co, Term Loan	5.500%	1-Month LIBOR	4.500%	8/01/26	B	296,808
555	Aramark Services, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	3/11/25	BB+	546,612
332	Boyd Gaming Corporation, Term Loan B3	2.334%	1-Week LIBOR	2.250%	9/15/23	BB	331,230
744	Caesars Resort Collection, LLC, Term Loan B1	4.592%	1-Month LIBOR	4.500%	7/20/25	B+	746,020
3,173	Caesars Resort Collection, LLC, Term Loan, First Lien B	2.842%	1-Month LIBOR	2.750%	12/22/24	B+	3,141,831
559	Carnival Corporation, Term Loan B	3.750%	1-Month LIBOR	3.000%	6/30/25	Ba2	556,429
731	Churchill Downs Incorporated, Incremental Term Loan B1	2.100%	1-Month LIBOR	2.000%	3/17/28	BBB–	723,484
2,113	CityCenter Holdings, LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	2,109,608
2,384	ClubCorp Holdings, Inc., Term Loan B	2.897%	3-Month LIBOR	2.750%	9/18/24	B–	2,259,757
367	Crown Finance US, Inc., Term Loan B1, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	457,475
1,588	Equinox Holdings, Inc., Term Loan, First Lien	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	1,475,613
478	Four Seasons Hotels Limited, New Term Loan, First Lien	2.092%	1-Month LIBOR	2.000%	11/30/23	BB+	474,781
3,112	Golden Nugget, Inc., Incremental Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	3,086,311
500	Hilton Grand Vacations Borrower LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	498,875
1,530	Hilton Worldwide Finance, LLC, Term Loan B2	1.839%	1-Month LIBOR	1.750%	6/21/26	BBB–	1,513,309
1,766	IRB Holding Corp, Fourth Amendment Incremental Term Loan	4.250%	3-Month LIBOR	3.250%	12/15/27	B	1,762,813
1,940	Life Time Fitness Inc , Term Loan B	5.750%	3-Month LIBOR	4.750%	12/15/24	B–	1,941,472
428	PCI Gaming Authority, Term Loan	2.592%	1-Month LIBOR	2.500%	5/31/26	BBB–	424,954
2,844	Scientific Games International, Inc., Term Loan B5	2.842%	1-Month LIBOR	2.750%	8/14/24	B+	2,805,887
1,194	SeaWorld Parks & Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	1,185,990
2,444	Stars Group Holdings B.V. (The), Incremental Term Loan, (DD1)	3.647%	3-Month LIBOR	3.500%	7/10/25	BBB	2,429,184
1,456	Station Casinos LLC, Term Loan B	3.250%	1-Month LIBOR	2.250%	2/08/27	BB–	1,434,359
973	Wyndham Hotels & Resorts, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	5/30/25	BB+	963,179
39,044	Total Hotels, Restaurants & Leisure						38,541,369

	Household Durables–0.8% (0.5% of Total Investments)

509	Apex Tool Group, LLC, Term Loan B	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	510,895
300	Osmosis Debt Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	300,329
37	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B	37,960
835	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B–	795,236
50	Weber-Stephen Products LLC, Term Loan B	5.500%	Prime	2.250%	10/30/27	B1	49,946
199	Weber-Stephen Products LLC, Term Loan B	5.500%	1-Month LIBOR	2.250%	10/30/27	B1	198,533
1,930	Total Household Durables						1,892,899

	Household Products – 0.3% (0.2% of Total Investments)

430	Illuminate Merger Sub Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	427,448
389	Reynolds Group Holdings, Inc., Term Loan	2.842%	1-Month LIBOR	2.750%	2/05/23	B+	388,363
819	Total Household Products						815,811

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

$490	WIN Waste Innovations Holdings, Inc., Term Loan B	3.250%	3-Month LIBOR	2.750%	3/25/28	B+	$488,649

	Insurance – 3.6% (2.3% of Total Investments)

2,084	Acrisure, LLC, Term Loan B	3.607%	2-Month LIBOR	3.500%	2/15/27	B	2,050,010
1,776	Alliant Holdings Intermediate, LLC, Term Loan B	3.342%	1-Month LIBOR	3.250%	5/10/25	B	1,755,677
249	Alliant Holdings Intermediate, LLC, Term Loan B3	4.250%	1-Month LIBOR	3.750%	11/06/27	B	249,631
1,000	Asurion LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	996,560
269	Asurion LLC, Term Loan B6	3.217%	1-Month LIBOR	3.125%	11/03/23	Ba3	266,271
1,326	Asurion LLC, Term Loan B8	3.342%	1-Month LIBOR	3.250%	12/23/26	Ba3	1,302,737
1,609	Hub International Limited, Term Loan B	2.875%	3-Month LIBOR	2.750%	4/25/25	B	1,587,078
273	Ryan Specialty Group, LLC, Term Loan	3.750%	1-Month LIBOR	3.000%	9/01/27	BB–	272,341
8,586	Total Insurance						8,480,305

	Interactive Media & Services – 1.8% (1.2% of Total Investments)

1,020	Arches Buyer, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	12/06/27	B1	1,015,133
85	Mission Broadcasting, Inc., Term Loan B	2.604%	1-Month LIBOR	2.500%	6/03/28	BBB–	84,309
2,242	Rackspace Technology Global, Inc., Term Loan, (DD1)	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	2,218,516
2	WeddingWire, Inc., Term Loan, First Lien	4.628%	2-Month LIBOR	4.500%	12/21/25	B+	2,478
963	WeddingWire, Inc., Term Loan, First Lien	4.628%	3-Month LIBOR	4.500%	12/21/25	B+	963,930
4,312	Total Interactive Media & Services						4,284,366

	Internet & Direct Marketing Retail – 0.4% (0.3% of Total Investments)

998	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	996,722

	Internet Software & Services –1.9% (1.2% of Total Investments)

907	Banff Merger Sub Inc, Term Loan	3.842%	1-Month LIBOR	3.750%	10/02/25	B2	900,347
2,183	Greeneden U.S. Holdings II, LLC, Term Loan B4	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	2,188,469
1,453	Uber Technologies, Inc., Term Loan B, First Lien	3.592%	1-Month LIBOR	3.500%	4/04/25	B+	1,450,074
4,543	Total Internet Software & Services						4,538,890

	IT Services – 5.2% (3.3% of Total Investments)

963	Ahead Data Blue, LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	10/16/27	B+	964,936
300	DTI Holdco, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	291,631
1	DTI Holdco, Inc., Term Loan B	5.750%	2-Month LIBOR	4.750%	9/30/23	CCC+	768
2,316	Intrado Corporation, Term Loan	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	2,263,069
642	KBR, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	2/07/27	Ba1	642,276
1,000	Magenta Buyer LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	996,565
451	NeuStar, Inc., Term Loan B4	4.500%	3-Month LIBOR	3.500%	8/08/24	B+	441,297
79	NeuStar, Inc., Term Loan B5	5.500%	3-Month LIBOR	4.500%	8/08/24	B+	77,292
249	Project Ruby Ultimate Parent Corp., Term Loan	4.000%	1-Month LIBOR	3.250%	3/10/28	B	248,354
1,070	Sabre GLBL, Inc., Term Loan B	2.092%	1-Month LIBOR	2.000%	2/22/24	Ba3	1,047,292
418	Science Applications International Corporation, Term Loan B	1.967%	1-Month LIBOR	1.875%	10/31/25	BB+	415,370
2,322	Syniverse Holdings, Inc., Term Loan, First Lien	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	2,298,168
1,526	Syniverse Holdings, Inc., Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	1,510,984
1,057	Tempo Acquisition LLC, Extended Term Loan	3.750%	1-Month LIBOR	3.250%	10/31/26	BB–	1,056,262
12,394	Total IT Services						12,254,264

	Leisure Products – 0.3% (0.2% of Total Investments)

280	Hayward Industries, Inc., Term Loan	3.250%	1-Month LIBOR	2.750%	5/28/28	BB–	277,740
36	SRAM, LLC , Term Loan B	3.250%	1-Month LIBOR	2.750%	5/18/28	BB–	36,227
91	SRAM, LLC , Term Loan B	3.250%	3-Month LIBOR	2.750%	5/18/28	BB–	90,568
364	SRAM, LLC , Term Loan B	3.250%	6-Month LIBOR	2.750%	5/18/28	BB–	362,273
771	Total Leisure Products						766,808

	Life Sciences Tools & Services – 4.1% (2.6% of Total Investments)

2,402	ICON Luxembourg Sarl, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	2,399,482
598	Indigo Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	597,833
4,388	Parexel International Corporation, Term Loan B	2.842%	1-Month LIBOR	2.750%	9/27/24	B2	4,379,545
2,250	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	2,246,582
9,638	Total Life Sciences Tools & Services						9,623,442

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery – 1.6% (1.0% of Total Investments)

$738	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	$738,557
299	Blount International, Inc., Term Loan B	4.750%	1-Month LIBOR	3.750%	4/12/23	B2	299,291
108	Gardner Denver, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	1/31/27	BB+	107,963
838	Gardner Denver, Inc., Term Loan B2	1.842%	1-Month LIBOR	1.750%	2/28/27	BB+	823,921
1,034	Vertical Midco GmbH, Term Loan B, (DD1)	4.404%	6-Month LIBOR	4.250%	7/31/27	B+	1,033,490
741	Vertiv Group Corporation, Term Loan B	2.851%	1-Month LIBOR	2.750%	3/02/27	B+	734,691
3,758	Total Machinery						3,737,913

	Marine – 0.3% (0.2% of Total Investments)

1,056	HGIM Corp., Exit Term Loan, (DD1)	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa3	788,223

	Media – 14.5% (9.2% of Total Investments)

250	Cable One, Inc., Term Loan B4	2.092%	1-Month LIBOR	2.000%	5/03/28	BB+	247,438
2,683	Charter Communications Operating, LLC, Term Loan B2	1.850%	1-Month LIBOR	1.750%	2/01/27	BBB–	2,655,644
196	Checkout Holding Corp., First Out Term Loan	8.500%	3-Month LIBOR	7.500%	2/15/23	N/R	189,720
335	Checkout Holding Corp., Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	3-Month LIBOR	1.000%	8/15/23	N/R	185,916
3,344	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.629%	3-Month LIBOR	3.500%	8/21/26	B1	3,252,411
3,158	CSC Holdings, LLC, Incremental Term Loan	2.343%	1-Month LIBOR	2.250%	1/15/26	BB	3,108,371
1,187	CSC Holdings, LLC, Term Loan B1	2.343%	1-Month LIBOR	2.250%	7/17/25	BB	1,171,049
2,857	CSC Holdings, LLC, Term Loan B5	2.593%	1-Month LIBOR	2.500%	4/15/27	BB	2,825,561
223	Cumulus Media New Holdings, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	222,906
769	Diamond Sports Group, LLC, Term Loan	3.350%	1-Month LIBOR	3.250%	8/24/26	CCC+	425,246
2,347	Directv Financing LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	2,345,252
489	E.W. Scripps Company (The), Term Loan B2	3.313%	1-Month LIBOR	2.562%	5/01/26	BB	486,418
129	Entercom Media Corp., Term Loan	2.588%	3-Month LIBOR	2.500%	11/17/24	BB–	127,637
233	GCI Holdings, Inc., Term Loan B	3.500%	1-Month LIBOR	2.750%	10/15/25	Ba2	233,230
415	Gray Television, Inc., Term Loan B	2.350%	1-Month LIBOR	2.250%	2/07/24	BB+	412,415
5	Houghton Mifflin Harcourt Publishers Inc, Term Loan B	7.250%	1-Month LIBOR	6.250%	11/22/24	BB+	4,512
2,248	iHeartCommunications, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	5/01/26	B+	2,221,052
1,192	Intelsat Jackson Holdings S.A., DIP Term Loan, (6)	3.600%	3-Month LIBOR	3.600%	7/13/21	N/R	1,205,122
3,422	Intelsat Jackson Holdings S.A., Term Loan B3, (6)	8.000%	Prime	4.750%	11/27/23	N/R	3,485,291
239	LCPR Loan Financing LLC, Term Loan B	3.843%	1-Month LIBOR	3.750%	10/15/28	BB+	239,518
1,000	Mav Acquisition Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	991,000
287	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	293,501
1,405	Meredith Corporation, Term Loan B2	2.592%	1-Month LIBOR	2.500%	1/31/25	BB–	1,397,147
1,130	Nexstar Broadcasting, Inc., Term Loan B3	2.337%	3-Month LIBOR	2.250%	1/17/24	BBB–	1,124,071
453	Sinclair Television Group, Inc., Term Loan B1	2.350%	1-Month LIBOR	2.250%	1/03/24	Ba2	447,755
639	Springer Nature Deutschland GmbH, Term Loan B18	3.750%	1-Month LIBOR	3.000%	8/14/26	B+	638,229
312	Virgin Media Bristol LLC, Term Loan N	2.593%	1-Month LIBOR	2.500%	1/31/28	BB+	307,581
909	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	908,464
3,079	Ziggo Financing Partnership, Term Loan I	2.593%	1-Month LIBOR	2.500%	4/30/28	BB	3,032,205
34,935	Total Media						34,184,662

	Multiline Retail – 0.7% (0.5% of Total Investments)

247	Belk, Inc., Term Loan	8.500%	6-Month LIBOR	7.500%	7/31/25	B–	248,627
1,088	Belk, Inc., Term Loan, (cash 5.135%, PIK 8.000%)	13.135%	3-Month LIBOR	13.000%	7/31/25	CCC–	832,081
648	EG America LLC, Term Loan	4.147%	3-Month LIBOR	4.000%	2/05/25	B–	644,697
1,983	Total Multiline Retail						1,725,405

	Office Electronics – 0.1% (0.0% of Total Investments)

122	Pitney Bowes, Inc., Term Loan B	4.100%	1-Month LIBOR	4.000%	3/19/28	BBB-	122,200

	Oil, Gas & Consumable Fuels – 3.1% (2.0% of Total Investments)

715	BCP Renaissance Parent LLC, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	707,406
913	Buckeye Partners, L.P., Term Loan B	2.354%	1-Month LIBOR	2.250%	11/01/26	BBB–	905,842
200	DT Midstream Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	199,732
684	Fieldwood Energy LLC, DIP Delayed Draw Term Loan, (5), (6)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	710,965
6,218	Fieldwood Energy LLC, Exit Term Loan, First Lien, (DD1), (6)	0.000%	N/A	N/A	4/11/22	N/R	3,356,772

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,186	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	$244,121
1,348	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	1,134,727
12,264	Total Oil, Gas & Consumable Fuels						7,259,565

	Paper & Forest Products – 1.0% (0.6% of Total Investments)

1,072	Asplundh Tree Expert, LLC, Term Loan B	1.842%	1-Month LIBOR	1.750%	9/04/27	BBB–	1,062,103
622	Charter Next Generation Inc, Term Loan	4.770%	1-Month LIBOR	3.750%	12/01/27	N/R	622,133
663	Post Holdings, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	10/21/24	B+	667,139
2,357	Total Paper & Forest Products						2,351,375

	Personal Products – 1.9% (1.2% of Total Investments)

500	Conair Holdings, LLC, Term Loan B	4.250%	3-Month LIBOR	3.750%	5/17/28	B1	499,297
81	Coty, Inc., Term Loan B	2.352%	1-Month LIBOR	2.250%	4/05/25	B	78,191
495	Journey Personal Care Corp., Term Loan B	5.000%	3-Month LIBOR	4.250%	3/01/28	B	496,393
1,454	Kronos Acquisition Holdings, Inc., Term Loan B	4.250%	3-Month LIBOR	3.750%	12/22/26	B2	1,440,175
2,547	Revlon Consumer Products Corporation, Term Loan B, (DD1), (7)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	2,005,844
5,077	Total Personal Products						4,519,900

	Pharmaceuticals – 6.2% (3.9% of Total Investments)

571	Alphabet Holding Company, Inc., Term Loan, First Lien	3.592%	1-Month LIBOR	3.500%	9/26/24	B2	570,649
2,565	Bausch Health Companies, Inc., Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	6/02/25	BB	2,549,744
1,333	Bausch Health Companies, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	11/27/25	BB	1,321,415
735	Catalent Pharma Solutions, Inc., Term Loan B3	2.500%	1-Month LIBOR	2.000%	2/22/28	BBB–	737,238
474	Elanco Animal Health Incorporated, Term Loan B	1.850%	1-Month LIBOR	1.750%	8/01/27	Baa3	466,465
734	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	718,702
807	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB–	807,857
2,250	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	4/22/28	BB+	2,255,625
2,972	Mallinckrodt International Finance S.A., Term Loan B, (DD1), (6)	6.000%	6-Month LIBOR	5.250%	9/24/24	D	2,897,417
757	Mallinckrodt International Finance S.A., Term Loan B, (6)	6.250%	1-Month LIBOR	5.500%	2/24/25	D	735,123
1,500	Organon & Co, Term Loan	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	1,498,282
14,698	Total Pharmaceuticals						14,558,517

	Professional Services – 2.2% (1.4% of Total Investments)

448	ASGN Incorporated, Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/02/25	BBB–	448,399
1,160	Ceridian HCM Holding, Inc., Term Loan B	2.584%	1-Week LIBOR	2.500%	4/30/25	B+	1,141,336
493	Creative Artists Agency, LLC , Term Loan B	3.842%	1-Month LIBOR	3.750%	11/26/26	B	487,920
1,328	Dun & Bradstreet Corporation (The), Term Loan	3.336%	1-Month LIBOR	3.250%	2/08/26	BB+	1,318,157
727	EAB Global Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B–	723,226
299	Nielsen Consumer, Inc., Term Loan B	4.103%	1-Month LIBOR	4.000%	3/05/28	BB	299,277
713	Nielsen Finance LLC, Term Loan B4	2.103%	1-Month LIBOR	2.000%	10/04/23	BBB–	712,176
5,168	Total Professional Services						5,130,491

	Real Estate Management & Development – 1.3% (0.8% of Total Investments)

1,293	Brookfield Property REIT, Inc., Term Loan A2	3.092%	1-Month LIBOR	3.000%	8/24/23	BB+	1,283,491
1,741	North American Lifting Holdings, Inc., Priority Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	1,821,783
3,034	Total Real Estate Management & Development						3,105,274

	Road & Rail – 2.2% (1.4% of Total Investments)

1,002	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	998,066
1,234	Genesee & Wyoming, Inc., Term Loan	2.147%	3-Month LIBOR	2.000%	12/30/26	BB+	1,224,500
947	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	942,993
179	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	177,709
828	Hertz Corporation, (The), DIP Delayed Draw Term Loan, (5)	8.250%	1-Month LIBOR	7.250%	12/31/21	N/R	831,753
37	Savage Enterprises LLC, Term Loan B	3.100%	1-Month LIBOR	3.000%	8/01/25	BB	36,859
1,083	XPO Logistics, Inc., Term Loan B	1.881%	3-Month LIBOR	1.750%	2/23/25	BBB–	1,075,071
5,310	Total Road & Rail						5,286,951

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Semiconductors & Semiconductor Equipment – 0.6% (0.4% of Total Investments)

$48	Bright Bidco B.V., Term Loan B, (DD1)	4.500%	3-Month LIBOR	3.500%	6/30/24	CCC	$38,201
436	CMC Materials, Inc., Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	BBB–	434,767
1,051	ON Semiconductor Corporation, Term Loan B	2.092%	1-Month LIBOR	2.000%	9/19/26	Baa3	1,041,762
1,535	Total Semiconductors & Semiconductor Equipment						1,514,730

	Software – 12.1% (7.7% of Total Investments)

661	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	663,559
1,032	Blackboard, Inc., Term Loan B5	7.000%	3-Month LIBOR	6.000%	6/30/24	B1	1,039,878
549	By Crown Parent, LLC, Term Loan B1	4.000%	1-Month LIBOR	3.000%	1/30/26	B1	547,185
384	Camelot U.S. Acquisition 1 Co., Term Loan B	3.092%	1-Month LIBOR	3.000%	10/31/26	B1	380,933
1,496	Delta TopCo, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	12/01/27	B2	1,497,499
383	Dynatrace LLC, Term Loan, First Lien	2.342%	1-Month LIBOR	2.250%	8/23/25	BB+	381,672
2,321	Epicor Software Corporation, Term Loan	4.000%	1-Month LIBOR	3.250%	7/31/27	B2	2,316,555
1,783	Finastra USA, Inc., Term Loan, First Lien	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	1,758,067
237	Greenway Health, LLC, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	227,119
1,067	Informatica LLC,, Term Loan B	3.342%	1-Month LIBOR	3.250%	2/14/27	B1	1,057,373
434	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/19/25	CCC+	429,080
802	MA FinanceCo., LLC, Term Loan B	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	807,143
769	MA FinanceCo., LLC, Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	760,144
1,415	McAfee, LLC, Term Loan B	3.840%	1-Month LIBOR	3.750%	9/29/24	BB	1,415,741
300	Mitchell International, Inc., Term Loan, Second Lien	7.342%	1-Month LIBOR	7.250%	11/30/25	CCC	301,827
688	Perforce Software, Inc., Term Loan B	3.842%	1-Month LIBOR	3.750%	7/01/26	B2	680,727
1,000	Polaris Newco LLC, Term Loan B	4.500%	6-Month LIBOR	4.000%	6/04/28	B2	1,000,510
1,281	Proofpoint Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,270,112
835	RealPage, Inc, Term Loan, First Lien	3.750%	1-Month LIBOR	3.250%	4/22/28	B+	830,984
5,194	Seattle Spinco, Inc., Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	5,133,438
1,273	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	1,273,754
701	SS&C European Holdings Sarl, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	691,486
884	SS&C Technologies, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	872,885
657	Tibco Software, Inc., Term Loan B3	3.850%	1-Month LIBOR	3.750%	7/03/26	B+	652,238
765	Ultimate Software Group Inc(The), Incremental Term Loan	4.000%	3-Month LIBOR	3.250%	5/03/26	B1	765,199
491	Ultimate Software Group Inc(The), Term Loan B	3.842%	1-Month LIBOR	3.750%	5/03/26	B1	491,579
843	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	2/01/26	BB	843,309
421	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	3-Month LIBOR	3.000%	2/01/26	BB	421,654
28,666	Total Software						28,511,650

	Specialty Retail – 3.0% (1.9% of Total Investments)

374	Academy, Ltd., Term Loan	4.500%	1-Month LIBOR	3.750%	5/01/69	N/R	374,764
540	Birkenstock US BidCo Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	539,549
830	Jo-Ann Stores, Inc., Term Loan B1	5.500%	3-Month LIBOR	4.750%	6/30/28	B	827,614
209	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	206,231
104	LBM Acquisition LLC, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	B+	103,116
632	Mattress Firm Inc, Term Loan B	6.250%	6-Month LIBOR	5.250%	11/25/27	B+	644,123
4,000	PetSmart, Inc., Term Loan B	4.500%	6-Month LIBOR	3.750%	2/12/28	BB–	4,003,500
307	Staples, Inc., Term Loan	5.176%	3-Month LIBOR	5.000%	4/12/26	B	298,971
6,996	Total Specialty Retail						6,997,868

	Technology Hardware, Storage & Peripherals – 2.5% (1.6% of Total Investments)

951	Conduent Business Services, LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	12/07/22	BB–	943,948
3,358	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25	BBB–	3,356,593
489	NCR Corporation, Term Loan	2.630%	3-Month LIBOR	2.500%	8/28/26	BB+	479,586
748	Peraton Corp., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/01/28	BB–	748,593
397	Tech Data Corporation, Term Loan	3.592%	1-Month LIBOR	3.500%	7/01/25	BBB–	397,786
5,943	Total Technology Hardware, Storage & Peripherals						5,926,506

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

410	CBI Buyer, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	1/06/28	B1	407,284

	Transportation Infrastructure – 0.2% (0.1% of Total Investments)

488	Atlantic Aviation FBO, Inc., Term Loan B	3.850%	1-Month LIBOR	3.750%	12/06/25	BB	485,825

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Wireless Telecommunication Services – 0.4% (0.3% of Total Investments)

$233	Altice Financing SA, Term Loan, First Lien	2.900%	3-Month LIBOR	2.750%	1/31/26	B	$228,523
750	GOGO Intermediate Holdings LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	4/30/28	B–	747,776
983	Total Wireless Telecommunication Services						976,299
337,584	Total Variable Rate Senior Loan Interests (cost $329,546,150)						327,236,420

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 11.0% (6.9% of Total Investments)

	Auto Components – 0.9% (0.6% of Total Investments)

$1,105	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	B	$1,129,862
810	Adient US LLC, 144A			9.000%	4/15/25	BB–	885,492
1,915	Total Auto Components						2,015,354

	Chemicals – 0.3% (0.2% of Total Investments)

345	Olin Corp, 144A			9.500%	6/01/25	BB	430,819
250	Rayonier AM Products Inc, 144A			7.625%	1/15/26	B1	256,875
595	Total Chemicals						687,694

	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)

750	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			3.375%	8/31/27	BB–	729,525

	Communications Equipment – 0.5% (0.3% of Total Investments)

750	CommScope Inc, 144A			8.250%	3/01/27	B–	794,062
400	CommScope Technologies LLC, 144A			5.000%	3/15/27	B–	404,720
1,150	Total Communications Equipment						1,198,782

	Diversified Telecommunication Services – 0.5% (0.3% of Total Investments)

750	Avaya Inc, 144A			6.125%	9/15/28	B+	802,500
340	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A			7.750%	8/15/28	BB	346,800
1,090	Total Diversified Telecommunication Services						1,149,300

	Electric Utilities – 0.6% (0.4% of Total Investments)

1,735	Bruce Mansfield Unit 1 2007 Pass-Through Trust, (6)			6.850%	6/01/34	N/R	2,169
418	Pacific Gas and Electric Co			3.850%	11/15/23	BBB–	436,796
258	Pacific Gas and Electric Co			3.450%	7/01/25	BBB–	268,568
235	Pacific Gas and Electric Co			3.300%	12/01/27	BBB–	239,981
257	Pacific Gas and Electric Co			3.750%	7/01/28	BBB–	269,338
260	Pacific Gas and Electric Co			4.550%	7/01/30	BBB–	277,462
3,163	Total Electric Utilities						1,494,314

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

388	Bausch Health Cos Inc, 144A			6.125%	4/15/25	B	396,002

	Entertainment – 0.4% (0.2% of Total Investments)

810	AMC Entertainment Holdings Inc, 144A			10.500%	4/15/25	B–	861,192

	Equity Real Estate Investment Trust – 0.7% (0.5% of Total Investments)

1,620	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A			7.875%	2/15/25	B	1,725,300

	Gas Utilities – 0.2% (0.1% of Total Investments)

250	NGL Energy Partners LP / NGL Energy Finance Corp			7.500%	11/01/23	CCC+	238,125
250	NGL Energy Partners LP / NGL Energy Finance Corp			6.125%	3/01/25	CCC+	212,500
500	Total Gas Utilities						450,625

	Health Care Providers & Services – 1.5% (1.0% of Total Investments)

770	CHS/Community Health Systems Inc, 144A			8.000%	3/15/26	B	825,532
150	CHS/Community Health Systems Inc, 144A			8.000%	12/15/27	B	165,902
65	HCA Inc			5.375%	2/01/25	Baa3	73,671

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Providers & Services (continued)

$550	Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	$551,375
165	Tenet Healthcare Corp	4.625%	7/15/24	B+	167,062
500	Tenet Healthcare Corp, 144A	7.500%	4/01/25	B+	537,500
90	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	93,713
1,100	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	1,171,500
3,390	Total Health Care Providers & Services				3,586,255

	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

40	Carnival Corp, 144A	11.500%	4/01/23	Ba2	45,100

	Household Durables – 0.1% (0.0% of Total Investments)

115	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	116,611

	Media – 2.1% (1.4% of Total Investments)

1,085	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	629,300
1,000	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	396,250
1,190	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB+	1,267,350
2	iHeartCommunications Inc	6.375%	5/01/26	B+	2,716
574	iHeartCommunications Inc	8.375%	5/01/27	CCC+	610,234
1,380	iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	1,438,429
245	Intelsat Luxembourg SA, (6)	8.125%	6/01/23	N/R	6,737
635	Univision Communications Inc, 144A	9.500%	5/01/25	B	693,737
6,111	Total Media				5,044,753

	Metals & Mining – 0.2% (0.1% of Total Investments)

485	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B	525,619

	Oil, Gas & Consumable Fuels – 2.1% (1.3% of Total Investments)

500	Baytex Energy Corp, 144A	5.625%	6/01/24	B+	498,750
1,715	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,710,447
595	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	610,815
325	Gulfport Energy Operating Corp, 144A	8.000%	5/17/26	BB–	346,278
437	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	449,017
250	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	210,653
525	PBF Holding Co LLC / PBF Finance Corp, 144A	9.250%	5/15/25	BB	480,375
1,125	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	B+	587,475
5,472	Total Oil, Gas & Consumable Fuels				4,893,810

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

340	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC	229,500
134	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B	136,680
474	Total Pharmaceuticals				366,180

	Specialty Retail – 0.2% (0.1% of Total Investments)

340	Party City Holdings Inc, 144A	8.750%	2/15/26	CCC+	359,965
125	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	CCC+	137,034
465	Total Specialty Retail				496,999
28,533	Total Corporate Bonds (cost $25,435,294)				25,783,415

Shares	Description (1)				Value

	COMMON STOCKS – 3.6% (2.3% of Total Investments)

	Banks – 0.1% (0.1% of Total Investments)

15,167	iQor US Inc, (8), (9)				$204,754

	Communications Equipment – 0.1% (0.0% of Total Investments)

9,071	Windstream Services PE LLC, (8), (9)				131,529

	Construction & Engineering – 0.0% (0.0% of Total Investments)

2,122	TNT Crane & Rigging Inc, (7), (9)				2
1,197	TNT Crane & Rigging Inc, (8), (9)				21,322
	Total Construction & Engineering				21,324

Shares	Description (1)	Value

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

12,578	Cengage Learning Holdings II Inc, (8), (9)	$268,075

	Diversified Telecommunication Services – 0.0% (0.0% of Total Investments)

8,135	Windstream Services PE LLC, (8), (9)	118,470

	Electric Utilities – 0.6% (0.4% of Total Investments)

37,457	Energy Harbor Corp, (8), (9), (10)	1,296,949

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

40,007	Transocean Ltd, (9)	144,426
5,623	Vantage Drilling International, (8), (9)	21,086
	Total Energy Equipment & Services	165,512

	Entertainment – 0.3% (0.2% of Total Investments)

6,268	Metro-Goldwyn-Mayer Inc, (8), (9)	819,541

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

35,750	Millennium Health LLC, (7), (9)	37,180
33,563	Millennium Health LLC, (7), (9)	31,549
	Total Health Care Providers & Services	68,729

	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)

55,426	24 Hour Fitness Worldwide Inc, (8)	145,493
116,526	24 Hour Fitness Worldwide Inc, (8), (9)	233,052
	Total Hotels, Restaurants & Leisure	378,545

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

5,388	Catalina Marketing Corp, (8), (9)	16,164

	Marine – 0.0% (0.0% of Total Investments)

430	ACBL HLDG CORP, (8), (9)	9,030

	Media – 0.3% (0.2% of Total Investments)

241,352	Clear Channel Outdoor Holdings Inc, (9)	641,996
4	Cumulus Media Inc, (9)	47
775,233	Hibu plc, (8), (9)	5,427
14,825	Tribune Co, (7), (9)	15
	Total Media	647,485

	Multiline Retail – 0.0% (0.0% of Total Investments)

148	Belk Inc, (8), (9)	3,552

	Oil, Gas & Consumable Fuels – 1.7% (1.1% of Total Investments)

73,362	California Resources Corp, (9)	2,062,206
47,903	California Resources Corp, (9)	1,346,553
12,452	Whiting Petroleum Corp, (9)	583,999
	Total Oil, Gas & Consumable Fuels	3,992,758

	Professional Services – 0.1% (0.1% of Total Investments)

48,297	Skillsoft Corp, (7), (9)	343,733
	Total Common Stocks (cost $14,655,113)	8,486,150

Shares	Description (1)	Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

11,806	Avaya Holdings Corp, (8)	$76,031

NSL	Nuveen Senior Income Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)				Value

	Entertainment – 0.0% (0.0% of Total Investments)

102,295	Cineworld Warrant, (8)				$40,100

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

5,116	American Commercial Barge Line LLC, (7)				2,205

	Marine – 0.1% (0.1% of Total Investments)

452	ACBL HLDG CORP, (8)				9,492
1,682	ACBL HLDG CORP, (8)				42,331
1,279	ACBL HLDG CORP, (8)				37,730
6,728	American Commercial Barge Line LLC, (7)				2,173
	Total Marine				91,726

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

188	California Resources Corp				1,021
	Total Warrants (cost $1,204,857)				211,083

Shares	Description (1)		Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.0% of Total Investments)

	Marine – 0.1% (0.0% of Total Investments)

1,600	ACBL HLDG CORP, (8), (9)		0.000%	N/R	$40,267
1,821	ACBL HLDG CORP, (8), (9)		0.000%	N/R	53,720
	Total Marine				93,987
	Total Convertible Preferred Securities (cost $97,141)				93,987

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

7,052	Fieldwood Energy Inc, (8), (9)				$7
1,425	Fieldwood Energy Inc, (8), (9)				1
	Total Oil, Gas & Consumable Fuels				8
	Total Common Stock Rights (cost $201,310)				8
	Total Long-Term Investments (cost $371,139,865)				361,811,063

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 4.4% (2.8% of Total Investments)

	INVESTMENT COMPANIES – 4.4% (2.8% of Total Investments)

10,416,772	BlackRock Liquidity Funds T-Fund Portfolio	0.005% (11)			$10,416,772
	Total Short-Term Investments (cost $10,416,772)				10,416,772
	Total Investments (cost $381,556,637) – 158.3%				372,227,835
	Borrowings – (40.1)% (12), (13)				(94,300,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (16.8)% (14)				(39,568,793)
	Other Assets Less Liabilities – (1.4)%				(3,144,972)
	Net Assets Applicable to Common Shares – 100%				$235,214,070

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 25.3%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.6%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JFR	Nuveen Floating Rate Income Fund Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 155.4% (95.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 138.1% (85.2% of Total Investments) (2)

	Aerospace & Defense – 1.4% (0.9% of Total Investments)

$774	Dynasty Acquisition Co., Inc., Term Loan B1	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	$750,078
416	Dynasty Acquisition Co., Inc., Term Loan B2	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	403,268
1,829	Maxar Technologies Ltd., Term Loan B	2.850%	1-Month LIBOR	2.750%	10/05/24	B	1,812,789
1,451	TransDigm, Inc., Term Loan E	2.342%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,426,978
1,739	TransDigm, Inc., Term Loan F	2.342%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,710,474
2,211	TransDigm, Inc., Term Loan G	2.342%	1-Month LIBOR	2.250%	8/22/24	Ba3	2,179,914
8,420	Total Aerospace & Defense						8,283,501

	Airlines – 2.0% (1.2% of Total Investments)

2,304	AAdvantage Loyalty IP Ltd., Term Loan	5.500%	3-Month LIBOR	4.750%	4/20/28	Ba2	2,372,397
423	American Airlines, Inc., Incremental Term Loan	2.093%	1-Month LIBOR	2.000%	12/14/23	Ba3	414,322
1,558	American Airlines, Inc., Term Loan, First Lien	1.840%	1-Month LIBOR	1.750%	1/29/27	Ba3	1,449,248
1,713	Kestrel Bidco, Inc., Term Loan B	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	1,658,363
2,675	SkyMiles IP Ltd., Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	2,829,561
2,993	United Airlines, Inc., Term Loan B	4.500%	1-Month LIBOR	3.750%	4/21/28	Ba1	3,001,672
11,666	Total Airlines						11,725,563

	Auto Components – 1.5% (0.9% of Total Investments)

826	Adient US LLC, Term Loan B	3.592%	1-Month LIBOR	3.500%	4/08/28	BB–	825,883
3,180	Clarios Global LP, Term Loan B	3.342%	1-Month LIBOR	3.250%	4/30/26	B1	3,160,413
1,376	DexKo Global Inc., Term Loan	4.500%	1-Month LIBOR	3.500%	7/24/24	B1	1,376,023
1,741	Les Schwab Tire Centers, Term Loan B	4.000%	6-Month LIBOR	3.250%	11/02/27	B	1,742,704
1,796	Superior Industries International, Inc., Term Loan B, First Lien	4.092%	1-Month LIBOR	4.000%	5/23/24	Ba3	1,797,042
8,919	Total Auto Components						8,902,065

	Automobiles – 0.2% (0.1% of Total Investments)

1,036	Wand NewCo 3, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	2/05/26	B1	1,023,514

	Banks – 0.1% (0.0% of Total Investments)

314	iQor US, Inc., Exit Term Loan	7.589%	1-Month LIBOR	7.500%	9/15/27	N/R	322,343

	Beverages – 1.0% (0.6% of Total Investments)

1,552	Arterra Wines Canada, Inc., Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	1,552,200
1,180	City Brewing Company, LLC, Term Loan	4.250%	3-Month LIBOR	3.500%	4/05/28	B+	1,174,837
2,982	Triton Water Holdings, Inc, Term Loan	4.000%	3-Month LIBOR	3.500%	3/31/28	B1	2,962,820
5,714	Total Beverages						5,689,857

	Biotechnology – 0.6% (0.4% of Total Investments)

3,736	Grifols Worldwide Operations USA, Inc., Term Loan B	2.084%	1-Week LIBOR	2.000%	11/15/27	BB+	3,691,017

	Building Products – 2.1% (1.3% of Total Investments)

700	All-Star Bidco AB, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	699,125
2,283	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	2,282,089
260	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	257,969
1,167	LBM Acquisition LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	12/17/27	B+	1,157,960
389	Potters Industries, LLC, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	390,243
6,374	Quikrete Holdings, Inc., Term Loan, First Lien	2.592%	1-Month LIBOR	2.500%	1/31/27	BB–	6,303,126
1,071	Resideo Funding, Inc., Term Loan	2.750%	3-Month LIBOR	2.250%	2/12/28	BBB–	1,067,905
405	Resideo Funding, Inc., Term Loan	2.750%	1-Month LIBOR	2.250%	2/12/28	BBB–	403,789
12,649	Total Building Products						12,562,206

	Capital Markets – 1.3% (0.8% of Total Investments)

28	Klockner-Pentaplast of America, Inc., Term Loan B	5.250%	3-Month LIBOR	4.750%	2/09/26	B	28,012
711	RPI Intermediate Finance Trust, Term Loan B1	1.842%	1-Month LIBOR	1.750%	2/11/27	BBB–	709,098

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets (continued)

$5,399	Sequa Mezzanine Holdings L.L.C., Extended Term Loan, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	$5,477,792
1,495	Sequa Mezzanine Holdings L.L.C., Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	10.750%	7/31/24	CCC–	1,475,081
7,633	Total Capital Markets						7,689,983

	Chemicals – 1.0% (0.6% of Total Investments)

809	ASP Unifrax Holdings, Inc., Term Loan B	3.897%	3-Month LIBOR	3.750%	12/14/25	B–	795,636
932	Atotech B.V., Term Loan B	3.000%	3-Month LIBOR	2.500%	3/18/28	B+	928,808
1,300	INEOS Styrolution US Holding LLC, Term Loan B	3.250%	1-Month LIBOR	2.750%	1/29/26	BB+	1,298,050
1,175	Ineos US Finance LLC, Term Loan B	2.107%	2-Month LIBOR	2.000%	3/31/24	BBB–	1,160,549
999	Lonza Group AG, Term Loan B	4.750%	3-Month LIBOR	4.000%	5/14/28	B2	1,000,249
443	Sparta US HoldCo LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	443,461
5,658	Total Chemicals						5,626,753

	Commercial Services & Supplies–5.1% (3.2% of Total Investments)

997	Amentum Government Services Holdings LLC, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	1,001,241
1,085	Brand Energy & Infrastructure Services, Inc., Term Loan	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	1,066,737
10,213	Delta 2 (LUX) S.a.r.l., Term Loan	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	10,153,014
1,058	Garda World Security Corporation, Term Loan B	4.340%	1-Month LIBOR	4.250%	10/30/26	BB+	1,058,081
2,380	GFL Environmental, Inc., Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	2,381,449
1,000	Herman Miller Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	997,030
413	KAR Auction Services, Inc., Term Loan B6	2.375%	1-Month LIBOR	2.250%	9/19/26	Ba3	407,474
1,000	Madison IAQ LLC, Term Loan	3.750%	3-Month LIBOR	3.250%	6/21/28	B1	992,765
1,013	PAE Holding Corporation, Term Loan B	5.250%	1-Month LIBOR	4.500%	10/19/27	B	1,016,887
359	Prime Security Services Borrower, LLC, Term Loan	3.500%	1-Month LIBOR	2.750%	9/23/26	BB–	357,180
464	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB–	462,697
464	Prime Security Services Borrower, LLC, Term Loan	3.500%	6-Month LIBOR	2.750%	9/23/26	BB–	462,697
1,658	Robertshaw US Holding Corp, Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	1,599,063
185	Sabert Corporation, Term Loan B	5.500%	1-Month LIBOR	4.500%	12/10/26	B	185,391
1,496	Spin Holdco, Inc., Term Loan	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	1,496,998
4,128	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	2.500%	2/28/25	B–	4,210,109
833	West Corporation, Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	805,759
1,459	WEX, Inc., Term Loan	2.342%	1-Month LIBOR	2.250%	4/01/28	Ba2	1,445,457
30,205	Total Commercial Services & Supplies						30,100,029

	Communications Equipment – 2.8% (1.7% of Total Investments)

5,225	CommScope, Inc., Term Loan B	3.342%	1-Month LIBOR	3.250%	4/04/26	Ba3	5,182,816
100	MetroNet Systems Holdings, LLC, Delayed Draw Term Loan, (5)	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	100,213
900	MetroNet Systems Holdings, LLC, Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	901,913
597	MLN US HoldCo LLC, Term Loan, First Lien	4.603%	1-Month LIBOR	4.500%	11/30/25	B3	546,088
2,012	Plantronics Inc, Term Loan B	2.592%	1-Month LIBOR	2.500%	7/02/25	Ba2	1,972,161
8	Riverbed Technology, Inc., Term Loan B	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	7,342
3,076	Riverbed Technology, Inc., Term Loan B	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	2,914,781
4,679	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	4,668,487
16,597	Total Communications Equipment						16,293,801

	Construction & Engineering – 1.3% (0.8% of Total Investments)

750	AECOM Technology Corporation , Term Loan B	1.842%	1-Month LIBOR	1.750%	4/13/28	BBB–	749,531
1,170	Aegion Corporation, Term Loan	5.500%	3-Month LIBOR	4.750%	5/17/28	B	1,181,700
2,108	Brown Group Holding, LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	6/07/28	B+	2,095,684
625	FrontDoor Inc, Term Loan B	2.342%	1-Month LIBOR	2.250%	6/17/28	Ba2	624,872
1,000	Osmose Utilities Services, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	6/17/28	B	992,505
540	Pike Corporation, Incremental Term Loan B	3.100%	1-Month LIBOR	3.000%	1/21/28	Ba3	537,925
1,612	Traverse Midstream Partners LLC, Term Loan	6.500%	1-Month LIBOR	5.500%	9/27/24	B	1,615,311
7,805	Total Construction & Engineering						7,797,528

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging – 1.5% (0.9% of Total Investments)

$2,641	Berry Global, Inc., Term Loan Z	1.850%	1-Month LIBOR	1.750%	7/01/26	BBB–	$2,612,781
1,674	Reynolds Consumer Products LLC, Term Loan	1.842%	1-Month LIBOR	1.750%	2/04/27	BBB–	1,658,345
1,716	Reynolds Group Holdings, Inc., Term Loan B2	3.342%	1-Month LIBOR	3.250%	2/05/26	B+	1,698,602
542	TricorBraun Holdings, Inc., Delayed Draw Term Loan, (5)	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	537,097
2,408	TricorBraun Holdings, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	2,387,843
8,981	Total Containers & Packaging						8,894,668

	Distributors – 0.6% (0.4% of Total Investments)

2,277	Core & Main LP, Term Loan, (DD1)	2.706%	1-Month LIBOR	2.500%	7/27/28	Ba3	2,258,135
1,483	Univar Solutions USA, Inc., Term Loan B6	2.092%	1-Month LIBOR	2.000%	6/03/28	BBB–	1,474,245
3,760	Total Distributors						3,732,380

	Diversified Consumer Services – 0.9% (0.5% of Total Investments)

3,680	Cengage Learning, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	6/29/26	B	3,683,551
1,375	Sotheby’s, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/15/27	B+	1,378,132
5,055	Total Diversified Consumer Services						5,061,683

	Diversified Financial Services – 1.4% (0.8% of Total Investments)

412	Avaya Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	413,061
2,305	Ditech Holding Corporation, Term Loan, (6)	0.000%	N/A	N/A	6/30/22	N/R	464,390
1,250	Fleetcor Technologies Operating Company, LLC, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/30/28	BB+	1,242,413
841	GT Polaris, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	9/24/27	BB–	842,147
663	Lions Gate Capital Holdings LLC, Term Loan B	2.342%	1-Month LIBOR	2.250%	3/24/25	Ba2	656,161
3,010	Verscend Holding Corp., Term Loan B	4.092%	1-Month LIBOR	4.000%	8/27/25	BB–	3,008,511
1,500	Vision Solutions, Inc., Term Loan, First Lien	5.000%	3-Month LIBOR	4.250%	3/04/28	N/R	1,496,370
9,981	Total Diversified Financial Services						8,123,053

	Diversified Telecommunication Services – 3.6% (2.2% of Total Investments)

1,778	Altice France S.A., Term Loan B12	3.814%	3-Month LIBOR	3.688%	1/31/26	B	1,759,707
5,896	Altice France S.A., Term Loan B13	4.155%	3-Month LIBOR	4.000%	8/14/26	B	5,890,418
6,566	CenturyLink, Inc., Term Loan B	2.342%	1-Month LIBOR	2.250%	3/15/27	BBB–	6,471,219
1,539	Connect Finco Sarl, Term Loan B	4.500%	1-Month LIBOR	3.500%	12/12/26	B+	1,540,453
3,505	Frontier Communications Corp., DIP Term Loan B	4.500%	1-Month LIBOR	3.750%	10/08/27	BB+	3,509,654
131	GTT Communications, Inc., Delayed Draw Term Loan, (6)	6.000%	1-Month LIBOR	5.000%	12/28/21	CCC+	132,929
465	Intelsat Jackson Holdings S.A., Term Loan B4, (6)	8.750%	Prime	5.500%	1/02/24	N/R	474,695
744	Intelsat Jackson Holdings S.A., Term Loan B5, (6)	8.625%	N/A	N/A	1/02/24	N/R	758,849
428	Zayo Group Holdings, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	3/09/27	B1	421,204
21,052	Total Diversified Telecommunication Services						20,959,128

	Electric Utilities – 0.6% (0.4% of Total Investments)

1,222	ExGen Renewables IV, LLC, Term Loan	3.500%	3-Month LIBOR	2.500%	12/15/27	BB–	1,221,614
990	Pacific Gas & Electric Company, Term Loan	3.500%	3-Month LIBOR	3.000%	6/23/25	BB	966,279
1,266	Vistra Operations Company LLC, Term Loan B3, First Lien	1.841%	1-Month LIBOR	1.750%	12/31/25	BBB–	1,251,025
3,478	Total Electric Utilities						3,438,918

	Electrical Equipment – 1.5% (0.9% of Total Investments)

4,350	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	4,295,393
1,791	Energizer Holdings, Inc., Term Loan	2.750%	1-Month LIBOR	2.250%	12/22/27	BB+	1,783,164
2,800	Ingram Micro, Inc., Term Loan B	4.000%	3-Month LIBOR	3.500%	7/02/28	BB	2,805,600
8,941	Total Electrical Equipment						8,884,157

	Electronic Equipment, Instruments & Components – 0.3% (0.2% of Total Investments)

1,863	TTM Technologies, Inc., Term Loan	2.600%	1-Month LIBOR	2.500%	9/28/24	BB+	1,861,044

	Energy Equipment & Services – 0.1% (0.1% of Total Investments)

939	Petroleum Geo-Services ASA, Term Loan	7.647%	3-Month LIBOR	7.500%	3/19/24	N/R	870,264

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Entertainment – 2.4% (1.5% of Total Investments)

$686	AMC Entertainment Holdings, Inc., Term Loan B, (DD1)	3.103%	1-Month LIBOR	3.000%	4/22/26	B–	$611,088
682	Crown Finance US, Inc., Incremental Term Loan	3.750%	6-Month LIBOR	2.750%	9/20/26	CCC	549,505
4,584	Crown Finance US, Inc., Term Loan	3.500%	6-Month LIBOR	2.500%	2/28/25	CCC	3,732,695
1,945	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.600%	1-Month LIBOR	2.500%	7/03/25	BB–	1,939,894
1,250	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	1,254,163
645	NASCAR Holdings, Inc, Term Loan B	2.842%	1-Month LIBOR	2.750%	10/18/26	BB	640,652
2,830	Virgin Media Bristol LLC, Term Loan Q	3.343%	1-Month LIBOR	3.250%	1/31/29	BB+	2,820,958
2,685	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	2.850%	1-Month LIBOR	2.750%	5/16/25	B	2,616,002
15,307	Total Entertainment						14,164,957

	Equity Real Estate Investment Trust – 0.4% (0.3% of Total Investments)

1,988	Realogy Group LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	2/08/25	Ba1	1,938,742
410	Realogy Group LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	2/08/25	Ba1	408,845
2,398	Total Equity Real Estate Investment Trust						2,347,587

	Food & Staples Retailing – 1.8% (1.1% of Total Investments)

461	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.100%	1-Month LIBOR	2.000%	2/03/24	BB+	461,033
59	H Food Holdings LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	59,791
1,020	H Food Holdings LLC, Term Loan B	3.780%	1-Month LIBOR	3.688%	5/31/25	B2	1,011,492
9,203	US Foods, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	6/27/23	BB–	9,100,525
10,743	Total Food & Staples Retailing						10,632,841

	Food Products – 0.6% (0.3% of Total Investments)

1,112	American Seafoods Group LLC, Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	1,109,585
7	American Seafoods Group LLC, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	7,416
1,154	Froneri International Ltd., Term Loan	2.342%	1-Month LIBOR	2.250%	1/31/27	B+	1,134,106
1,098	UTZ Quality Foods, LLC, Term Loan B	3.092%	1-Month LIBOR	3.000%	1/20/28	B1	1,094,184
3,371	Total Food Products						3,345,291

	Health Care Equipment & Supplies – 1.5% (0.9% of Total Investments)

2,762	Carestream Health, Inc., Extended Term Loan	7.750%	3-Month LIBOR	6.750%	5/08/23	B1	2,781,620
902	Greatbatch Ltd., Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	902,211
750	Insulet Corporation, Term Loan B	3.750%	1-Month LIBOR	3.250%	5/04/28	Ba3	751,526
1,279	Lifescan Global Corporation, Term Loan, First Lien	6.146%	3-Month LIBOR	6.000%	10/01/24	B	1,271,089
1,994	Viant Medical Holdings, Inc., Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	7/02/25	B3	1,931,661
1,414	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	1,230,213
9,101	Total Health Care Equipment & Supplies						8,868,320

	Health Care Providers & Services – 8.0% (5.0% of Total Investments)

1,452	ADMI Corp., Term Loan B2	3.625%	1-Month LIBOR	3.125%	12/23/27	B	1,430,209
2,225	AHP Health Partners, Inc., Term Loan	4.750%	1-Month LIBOR	3.750%	6/30/25	B1	2,229,840
483	Air Methods Corporation, Term Loan B	4.500%	3-Month LIBOR	3.500%	4/21/24	B	473,731
938	Albany Molecular Research, Inc., Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B	939,326
2,122	BW NHHC Holdco, Inc., Term Loan, First Lien	5.155%	3-Month LIBOR	5.000%	5/15/25	Caa1	1,948,948
673	DaVita, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	8/12/26	BBB–	667,229
1,775	Envision Healthcare Corporation, Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	10/10/25	CCC+	1,524,554
1,168	Gates Global LLC, Term Loan B3	3.500%	1-Month LIBOR	2.750%	3/31/27	B+	1,162,012
2,900	Gentiva Health Services, Inc., Term Loan	2.875%	1-Month LIBOR	2.750%	7/02/25	B+	2,892,433
3,482	Global Medical Response, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	3,492,129
435	MED ParentCo LP, Term Loan, First Lien	4.342%	1-Month LIBOR	4.250%	8/31/26	B2	435,015
100	National Mentor Holdings, Inc., Delayed Draw Term Loan, (5)	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	100,256
480	National Mentor Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	3/02/28	B1	480,014
430	National Mentor Holdings, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	429,127

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$30	National Mentor Holdings, Inc., Term Loan C	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	$30,381
1,970	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	1,988,715
2,288	Phoenix Guarantor Inc, Term Loan B	3.339%	1-Month LIBOR	3.250%	3/05/26	B1	2,261,930
1,995	Phoenix Guarantor Inc, Term Loan B3	3.596%	1-Month LIBOR	3.500%	3/05/26	B1	1,976,117
233	Quorum Health Corporation, Term Loan, (6)	7.500%	3-Month LIBOR	6.500%	4/29/25	B–	236,386
7,385	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (DD1)	3.842%	1-Month LIBOR	3.750%	11/16/25	B1	7,331,811
3,261	Select Medical Corporation, Term Loan B	2.350%	1-Month LIBOR	2.250%	3/06/25	Ba2	3,220,508
7,359	Surgery Center Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	8/31/26	B1	7,364,979
3,021	Team Health Holdings, Inc., Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	2/06/24	B	2,931,995
1,841	US Radiology Specialists, Inc., Term Loan	6.250%	3-Month LIBOR	5.500%	12/15/27	B–	1,855,706
48,046	Total Health Care Providers & Services						47,403,351

	Health Care Technology – 2.0% (1.2% of Total Investments)

2,639	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	8.000%	3-Month LIBOR	4.500%	8/05/23	CCC+	2,591,173
6,388	Change Healthcare Holdings LLC, Term Loan B	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	6,383,948
190	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	189,815
2,413	Zelis Healthcare Corporation, Term Loan	3.601%	1-Month LIBOR	3.500%	9/30/26	B	2,403,876
11,630	Total Health Care Technology						11,568,812

	Hotels, Restaurants & Leisure – 17.8% (11.0% of Total Investments)

22,800	B.C. Unlimited Liability Company, Term Loan B4	1.842%	1-Month LIBOR	1.750%	11/19/26	BB+	22,390,192
587	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 1.000%, PIK 5.000%)	6.000%	3-Month LIBOR	5.000%	12/29/25	B3	515,726
2,028	Alterra Mountain Co, Term Loan, (WI/DD)	5.500%	1-Month LIBOR	4.500%	8/01/26	B	2,021,759
931	Aramark Services, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	3/11/25	BB+	917,592
1,377	Boyd Gaming Corporation, Term Loan B3	2.334%	1-Week LIBOR	2.250%	9/15/23	BB	1,375,371
1,489	Caesars Resort Collection, LLC, Term Loan B1	4.592%	1-Month LIBOR	4.500%	7/20/25	B+	1,492,040
10,342	Caesars Resort Collection, LLC, Term Loan, First Lien B	2.842%	1-Month LIBOR	2.750%	12/22/24	B+	10,239,692
1,394	Carnival Corporation, Term Loan B	3.750%	1-Month LIBOR	3.000%	6/30/25	Ba2	1,386,169
1,830	Churchill Downs Incorporated, Incremental Term Loan B1	2.100%	1-Month LIBOR	2.000%	3/17/28	BBB–	1,811,508
4,466	CityCenter Holdings, LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	4,458,620
5,215	ClubCorp Holdings, Inc., Term Loan B	2.897%	3-Month LIBOR	2.750%	9/18/24	B–	4,943,932
736	Crown Finance US, Inc., Term Loan B1, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	917,046
4,649	Equinox Holdings, Inc., Term Loan, First Lien	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	4,320,601
955	Four Seasons Hotels Limited, New Term Loan, First Lien	2.092%	1-Month LIBOR	2.000%	11/30/23	BB+	949,561
9,285	Golden Nugget, Inc., Incremental Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	9,206,601
2,750	Hilton Grand Vacations Borrower LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	2,743,813
7,788	Hilton Worldwide Finance, LLC, Term Loan B2	1.839%	1-Month LIBOR	1.750%	6/21/26	BBB–	7,700,373
4,875	Life Time Fitness Inc , Term Loan B	5.750%	3-Month LIBOR	4.750%	12/15/24	B–	4,878,572
855	PCI Gaming Authority, Term Loan	2.592%	1-Month LIBOR	2.500%	5/31/26	BBB–	849,907
7,726	Scientific Games International, Inc., Term Loan B5	2.842%	1-Month LIBOR	2.750%	8/14/24	B+	7,622,967
3,725	SeaWorld Parks & Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	3,698,819
5,836	Stars Group Holdings B.V. (The), Incremental Term Loan, (DD1)	3.647%	3-Month LIBOR	3.500%	7/21/26	BBB	5,800,615
2,912	Station Casinos LLC, Term Loan B	3.250%	1-Month LIBOR	2.250%	2/08/27	BB–	2,868,719
1,945	Wyndham Hotels & Resorts, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	5/30/25	BB+	1,926,357
106,496	Total Hotels, Restaurants & Leisure						105,036,552

	Household Durables – 0.9% (0.6% of Total Investments)

1,228	Apex Tool Group, LLC, Term Loan B	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	1,232,551
1,250	Osmosis Debt Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	1,251,369
99	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B	100,412
2,401	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B–	2,286,608

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Household Durables (continued)
$497	Weber-Stephen Products LLC, Term Loan B	5.500%	1-Month LIBOR	3.250%	10/30/27	B1	$496,333
125	Weber-Stephen Products LLC, Term Loan B	5.500%	Prime	3.250%	10/30/27	B1	124,864
5,600	Total Household Durables						5,492,137

	Household Products – 0.8% (0.5% of Total Investments)

1,090	Illuminate Merger Sub Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	1,083,531
2,241	Reynolds Group Holdings, Inc., Term Loan	2.842%	1-Month LIBOR	2.750%	2/05/23	B+	2,236,119
1,496	Spectrum Brands, Inc., Term Loan	2.500%	3-Month LIBOR	2.000%	3/03/28	BBB–	1,484,564
4,827	Total Household Products						4,804,214

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

1,232	WIN Waste Innovations Holdings, Inc., Term Loan B	3.250%	3-Month LIBOR	2.750%	3/25/28	B+	1,229,286

	Insurance – 4.0% (2.4% of Total Investments)

4,965	Acrisure, LLC, Term Loan B	3.607%	2-Month LIBOR	3.500%	2/15/27	B	4,885,118
4,054	Alliant Holdings Intermediate, LLC, Term Loan B	3.342%	1-Month LIBOR	3.250%	5/10/25	B	4,006,867
748	Alliant Holdings Intermediate, LLC, Term Loan B3	4.250%	1-Month LIBOR	3.750%	11/06/27	B	748,894
2,750	Asurion LLC, Term Loan B4, (WI/DD)	TBD	TBD	TBD	TBD	B	2,740,540
1,464	Asurion LLC, Term Loan B6	3.217%	1-Month LIBOR	3.125%	11/03/23	Ba3	1,450,303
5,692	Asurion LLC, Term Loan B8	3.342%	1-Month LIBOR	3.250%	12/23/26	Ba3	5,592,945
3,268	Hub International Limited, Term Loan B	2.875%	3-Month LIBOR	2.750%	4/25/25	B	3,223,127
695	Ryan Specialty Group, LLC, Term Loan	3.750%	1-Month LIBOR	3.000%	9/01/27	BB–	693,232
23,636	Total Insurance						23,341,026

	Interactive Media & Services – 2.0% (1.2% of Total Investments)

2,065	Arches Buyer, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	12/06/27	B1	2,055,024
728	Mission Broadcasting, Inc., Term Loan B	2.604%	1-Month LIBOR	2.500%	6/03/28	BBB–	722,085
6,883	Rackspace Technology Global, Inc., Term Loan, (DD1)	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	6,811,124
5	WeddingWire, Inc., Term Loan, First Lien	4.628%	2-Month LIBOR	4.500%	12/21/25	B+	5,006
1,945	WeddingWire, Inc., Term Loan, First Lien	4.628%	3-Month LIBOR	4.500%	12/21/25	B+	1,947,431
11,626	Total Interactive Media & Services						11,540,670

	Internet & Direct Marketing Retail – 0.4% (0.3% of Total Investments)

2,494	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	2,491,805

	Internet Software & Services – 1.7% (1.0% of Total Investments)

2,205	Banff Merger Sub Inc, Term Loan	3.842%	1-Month LIBOR	3.750%	10/02/25	B2	2,189,258
4,104	Greeneden U.S. Holdings II, LLC, Term Loan B4	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	4,112,782
559	Uber Technologies, Inc., Term Loan B	3.592%	1-Month LIBOR	3.500%	2/25/27	B+	557,625
2,905	Uber Technologies, Inc., Term Loan B, First Lien	3.592%	1-Month LIBOR	3.500%	4/04/25	B+	2,900,147
9,773	Total Internet Software & Services						9,759,812

	IT Services – 4.4% (2.7% of Total Investments)

1,977	Ahead Data Blue, LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	10/16/27	B+	1,980,974
2	DTI Holdco, Inc., Term Loan B	5.750%	2-Month LIBOR	4.750%	9/30/23	CCC+	1,589
620	DTI Holdco, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	603,319
5,483	Intrado Corporation, Term Loan	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	5,356,114
1,284	KBR, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	2/07/27	Ba1	1,284,552
2,000	Magenta Buyer LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,993,130
1,125	NeuStar, Inc., Term Loan B4	4.500%	3-Month LIBOR	3.500%	8/08/24	B+	1,100,796
197	NeuStar, Inc., Term Loan B5	5.500%	3-Month LIBOR	4.500%	8/08/24	B+	193,230
499	Project Ruby Ultimate Parent Corp., Term Loan	4.000%	1-Month LIBOR	3.250%	3/10/28	B	496,708
3,532	Sabre GLBL, Inc., Term Loan B	2.092%	1-Month LIBOR	2.000%	2/22/24	Ba3	3,457,596
836	Science Applications International Corporation, Term Loan B	1.967%	1-Month LIBOR	1.875%	10/31/25	BB+	830,741
4,045	Syniverse Holdings, Inc., Term Loan, First Lien	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	4,002,968
2,671	Syniverse Holdings, Inc., Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	2,644,717
2,113	Tempo Acquisition LLC, Extended Term Loan	3.750%	1-Month LIBOR	3.250%	10/31/26	BB–	2,112,524
26,384	Total IT Services						26,058,958

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Leisure Products – 0.3% (0.2% of Total Investments)

$680	Hayward Industries, Inc., Term Loan	3.250%	1-Month LIBOR	2.750%	5/28/28	BB–	$674,511
91	SRAM, LLC , Term Loan B	3.250%	1-Month LIBOR	2.750%	5/18/28	BB–	90,568
909	SRAM, LLC , Term Loan B	3.250%	6-Month LIBOR	2.750%	5/18/28	BB–	905,682
227	SRAM, LLC , Term Loan B	3.250%	3-Month LIBOR	2.750%	5/18/28	BB–	226,420
1,907	Total Leisure Products						1,897,181

	Life Sciences Tools & Services – 4.6% (2.8% of Total Investments)

6,404	ICON Luxembourg Sarl, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	6,398,620
1,596	Indigo Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,594,220
11,489	Parexel International Corporation, Term Loan B	2.842%	1-Month LIBOR	2.750%	9/27/24	B2	11,465,813
7,697	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	7,686,879
27,186	Total Life Sciences Tools & Services						27,145,532

	Machinery – 1.3% (0.8% of Total Investments)

1,477	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	1,477,115
741	Blount International, Inc., Term Loan B	4.750%	1-Month LIBOR	3.750%	4/12/23	B2	743,239
260	Gardner Denver, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	1/31/27	BB+	260,184
2,020	Gardner Denver, Inc., Term Loan B2	1.842%	1-Month LIBOR	1.750%	2/28/27	BB+	1,985,591
1,810	Vertical Midco GmbH, Term Loan B, (DD1)	4.404%	6-Month LIBOR	4.250%	7/31/27	B+	1,808,607
1,481	Vertiv Group Corporation, Term Loan B	2.851%	1-Month LIBOR	2.750%	3/02/27	B+	1,469,382
7,789	Total Machinery						7,744,118

	Marine – 0.4% (0.3% of Total Investments)
3,191	HGIM Corp., Exit Term Loan, (DD1)	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa3	2,381,329

	Media – 15.7% (9.7% of Total Investments)

1,500	Cable One, Inc., Term Loan B4	2.092%	1-Month LIBOR	2.000%	5/03/28	BB+	1,484,625
4,844	Charter Communications Operating, LLC, Term Loan B2	1.850%	1-Month LIBOR	1.750%	2/01/27	BBB–	4,794,286
1,148	Checkout Holding Corp, (cash 2.000%, PIK 9.500%)	2.000%	3-Month LIBOR	1.000%	8/15/23	N/R	637,239
673	Checkout Holding Corp., First Out Term Loan	8.500%	3-Month LIBOR	7.500%	2/15/23	N/R	650,280
11,620	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.629%	3-Month LIBOR	3.500%	8/21/26	B1	11,301,779
6,836	CSC Holdings, LLC, Incremental Term Loan	2.343%	1-Month LIBOR	2.250%	1/15/26	BB	6,729,343
3,416	CSC Holdings, LLC, Term Loan B1	2.343%	1-Month LIBOR	2.250%	7/17/25	BB	3,370,761
6,548	CSC Holdings, LLC, Term Loan B5	2.593%	1-Month LIBOR	2.500%	4/15/27	BB	6,476,375
523	Cumulus Media New Holdings, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	523,097
1,408	Diamond Sports Group, LLC, Term Loan	3.350%	1-Month LIBOR	3.250%	8/24/26	CCC+	778,791
5,867	Directv Financing LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	5,862,629
978	E.W. Scripps Company (The), Term Loan B2	3.313%	1-Month LIBOR	2.562%	5/01/26	BB	972,836
314	Entercom Media Corp., Term Loan	2.588%	3-Month LIBOR	2.500%	11/17/24	BB–	309,977
588	GCI Holdings, Inc., Term Loan B	3.500%	1-Month LIBOR	2.750%	10/15/25	Ba2	587,062
830	Gray Television, Inc., Term Loan B	2.350%	1-Month LIBOR	2.250%	2/07/24	BB+	824,831
850	Gray Television, Inc., Term Loan C	2.600%	1-Month LIBOR	2.500%	1/02/26	BB+	843,113
9	Houghton Mifflin Harcourt Publishers Inc, Term Loan	7.250%	N/A	N/A	11/22/24	BB+	9,024
6,122	iHeartCommunications, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	5/01/26	B+	6,049,043
2,688	Intelsat Jackson Holdings S.A., DIP Term Loan, (6)	5.912%	3-Month LIBOR	3.600%	7/13/21	N/R	2,717,833
8,553	Intelsat Jackson Holdings S.A., Term Loan B3, (6)	8.000%	Prime	4.750%	11/27/23	N/R	8,710,842
597	LCPR Loan Financing LLC, Term Loan B	3.843%	1-Month LIBOR	3.750%	10/15/28	BB+	598,796
2,400	Mav Acquisition Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	2,378,400
683	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	698,330
3,315	Meredith Corporation, Term Loan B2	2.592%	1-Month LIBOR	2.500%	1/31/25	BB–	3,297,448
2,815	Nexstar Broadcasting, Inc., Term Loan B3	2.337%	3-Month LIBOR	2.250%	1/17/24	BBB–	2,799,575
1,294	Nexstar Broadcasting, Inc., Term Loan B4	2.600%	1-Month LIBOR	2.500%	9/19/26	BBB–	1,283,513
415	Red Ventures, LLC, Term Loan B2	2.592%	1-Month LIBOR	2.500%	11/08/24	BB	407,677
2,696	Sinclair Television Group, Inc., Term Loan B1	2.350%	1-Month LIBOR	2.250%	1/03/24	Ba2	2,665,149
1,228	Sinclair Television Group, Inc., Term Loan B2B	2.600%	1-Month LIBOR	2.500%	9/30/26	Ba2	1,212,387
1,144	Springer Nature Deutschland GmbH, Term Loan B18	3.750%	1-Month LIBOR	3.000%	8/14/26	B+	1,142,538
1,785	Virgin Media Bristol LLC, Term Loan N	2.593%	1-Month LIBOR	2.500%	1/31/28	BB+	1,759,715
3,222	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	3,221,012
7,474	Ziggo Financing Partnership, Term Loan I	2.593%	1-Month LIBOR	2.500%	4/30/28	BB	7,359,708
94,383	Total Media						92,458,014

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Multiline Retail – 0.6% (0.4% of Total Investments)

$459	Belk, Inc., Term Loan	8.500%	3-Month LIBOR	7.500%	7/31/25	B–	$460,677
2,015	Belk, Inc., Term Loan, (cash 5.135%, PIK 8.000%)	13.135%	3-Month LIBOR	13.000%	7/31/25	CCC–	1,541,749
1,435	EG America LLC, Term Loan	4.147%	3-Month LIBOR	4.000%	2/05/25	B–	1,427,809
3,909	Total Multiline Retail						3,430,235

	Office Electronics – 0.0% (0.0% of Total Investments)

249	Pitney Bowes, Inc., Term Loan B	4.100%	1-Month LIBOR	4.000%	3/19/28	BBB–	249,878

	Oil, Gas & Consumable Fuels – 3.0% (1.9% of Total Investments)

954	BCP Renaissance Parent LLC, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	943,207
3,061	Buckeye Partners, L.P., Term Loan B	2.354%	1-Month LIBOR	2.250%	11/01/26	BBB–	3,037,044
550	DT Midstream Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	549,263
1,670	Fieldwood Energy LLC, DIP Delayed Draw Term Loan, (5), (6)	9.750%	1-Month LIBOR	3.000%	8/05/21	N/R	1,736,844
14,952	Fieldwood Energy LLC, Exit Term Loan, First Lien, (DD1), (6)	0.000%	N/A	N/A	4/11/22	N/R	8,071,452
4,881	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	545,073
3,546	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	2,985,504
29,614	Total Oil, Gas & Consumable Fuels						17,868,387

	Paper & Forest Products – 1.0% (0.6% of Total Investments)

2,680	Asplundh Tree Expert, LLC, Term Loan B	1.842%	1-Month LIBOR	1.750%	9/04/27	BBB–	2,655,257
1,567	Charter Next Generation Inc, Term Loan	4.477%	1-Month LIBOR	3.750%	12/01/27	N/R	1,567,775
1,547	Post Holdings, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	10/21/24	B+	1,556,657
5,794	Total Paper & Forest Products						5,779,689

	Personal Products – 1.8% (1.1% of Total Investments)

1,250	Conair Holdings, LLC, Term Loan B	4.250%	3-Month LIBOR	3.750%	5/17/28	B1	1,248,244
162	Coty, Inc., Term Loan B	2.352%	1-Month LIBOR	2.250%	4/05/25	B	156,381
1,240	Journey Personal Care Corp., Term Loan B	5.000%	3-Month LIBOR	4.250%	3/01/28	B	1,243,490
4,264	Kronos Acquisition Holdings, Inc., Term Loan B	4.250%	3-Month LIBOR	3.750%	12/22/26	B2	4,222,857
5,124	Revlon Consumer Products Corporation, Term Loan B, (DD1), (7)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	4,035,068
12,040	Total Personal Products						10,906,040

	Pharmaceuticals – 6.2% (3.9% of Total Investments)

1,277	Alphabet Holding Company, Inc., Term Loan, First Lien	3.592%	1-Month LIBOR	3.500%	9/26/24	B2	1,276,706
1,954	Amneal Pharmaceuticals LLC, Term Loan B	3.625%	1-Month LIBOR	3.500%	5/04/25	B	1,893,899
6,513	Bausch Health Companies, Inc., Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	6/02/25	BB	6,474,229
3,359	Bausch Health Companies, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	11/27/25	BB	3,329,718
1,225	Catalent Pharma Solutions, Inc., Term Loan B3	2.500%	1-Month LIBOR	2.000%	2/22/28	BBB–	1,228,730
1,181	Elanco Animal Health Incorporated, Term Loan B	1.850%	1-Month LIBOR	1.750%	8/01/27	Baa3	1,161,404
3,608	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	3,532,442
2,017	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB–	2,019,641
4,000	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	4/22/28	BB+	4,010,000
7,186	Mallinckrodt International Finance S.A., Term Loan B, (DD1), (6)	6.000%	6-Month LIBOR	5.250%	9/24/24	D	7,005,338
1,867	Mallinckrodt International Finance S.A., Term Loan B, (6)	6.250%	1-Month LIBOR	5.500%	2/24/25	D	1,813,512
3,000	Organon & Co, Term Loan	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	2,996,565
37,187	Total Pharmaceuticals						36,742,184

	Professional Services – 2.0% (1.2% of Total Investments)

746	ASGN Incorporated, Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/02/25	BBB–	747,332
2,195	Ceridian HCM Holding, Inc., Term Loan B	2.584%	1-Week LIBOR	2.500%	4/30/25	B+	2,159,536
1,108	Creative Artists Agency, LLC , Term Loan B	3.842%	1-Month LIBOR	3.750%	11/26/26	B	1,097,820
3,053	Dun & Bradstreet Corporation (The), Term Loan	3.336%	1-Month LIBOR	3.250%	2/08/26	BB+	3,030,711
1,455	EAB Global Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B–	1,446,452
753	Nielsen Consumer, Inc., Term Loan B	4.103%	1-Month LIBOR	4.000%	3/05/28	BB	753,180

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Professional Services (continued)

$2,445	Nielsen Finance LLC, Term Loan B4	2.103%	1-Month LIBOR	2.000%	10/04/23	BBB–	$2,442,433
11,755	Total Professional Services						11,677,464

	Real Estate Management & Development – 1.4% (0.9% of Total Investments)

4,310	Brookfield Property REIT, Inc., Term Loan A2	3.092%	1-Month LIBOR	3.000%	8/24/23	BB+	4,278,303
3,632	North American Lifting Holdings, Inc., Priority Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	3,799,719
7,942	Total Real Estate Management & Development						8,078,022

	Road & Rail – 2.1% (1.3% of Total Investments)

2,278	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	2,270,038
853	First Student Bidco Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	848,298
2,313	First Student Bidco Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	2,298,659
2,469	Genesee & Wyoming, Inc., Term Loan	2.147%	3-Month LIBOR	2.000%	12/30/26	BB+	2,449,000
2,058	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	2,048,297
388	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	386,020
74	Savage Enterprises LLC, Term Loan B	3.100%	1-Month LIBOR	3.000%	8/01/25	BB	73,718
2,166	XPO Logistics, Inc., Term Loan B	1.881%	3-Month LIBOR	1.750%	2/23/25	BBB–	2,150,142
12,599	Total Road & Rail						12,524,172

	Semiconductors & Semiconductor Equipment – 0.5% (0.3% of Total Investments)

153	Bright Bidco B.V., Term Loan B, (DD1)	4.500%	3-Month LIBOR	3.500%	6/30/24	CCC	123,209
872	CMC Materials, Inc., Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	BBB–	869,534
1,986	ON Semiconductor Corporation, Term Loan B	2.092%	1-Month LIBOR	2.000%	9/19/26	Baa3	1,967,774
3,011	Total Semiconductors & Semiconductor Equipment						2,960,517

	Software – 11.1% (6.9% of Total Investments)

1,322	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	1,327,118
2,063	Blackboard, Inc., Term Loan B5	7.000%	3-Month LIBOR	6.000%	6/30/24	B1	2,079,756
1,098	By Crown Parent, LLC, Term Loan B1	4.000%	1-Month LIBOR	3.000%	1/30/26	B1	1,094,371
926	Camelot U.S. Acquisition 1 Co., Term Loan B	3.092%	1-Month LIBOR	3.000%	10/31/26	B1	918,145
2,992	Delta TopCo, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	12/01/27	B2	2,994,999
811	Dynatrace LLC, Term Loan, First Lien	2.342%	1-Month LIBOR	2.250%	8/23/25	BB+	808,114
6,895	Epicor Software Corporation, Term Loan	4.000%	1-Month LIBOR	3.250%	7/31/27	B2	6,882,830
4,571	Finastra USA, Inc., Term Loan, First Lien	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	4,506,364
680	Greenway Health, LLC, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	652,384
3,433	Informatica LLC,, Term Loan B	3.342%	1-Month LIBOR	3.250%	2/14/27	B1	3,401,717
869	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/19/25	CCC+	858,161
2,152	MA FinanceCo., LLC, Term Loan B	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	2,167,269
1,532	MA FinanceCo., LLC, Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	1,514,346
3,139	McAfee, LLC, Term Loan B	3.840%	1-Month LIBOR	3.750%	9/29/24	BB	3,139,755
667	Mitchell International, Inc., Term Loan, Second Lien	7.342%	1-Month LIBOR	7.250%	11/30/25	CCC	670,727
1,670	Perforce Software, Inc., Term Loan B	3.842%	1-Month LIBOR	3.750%	7/01/26	B2	1,653,193
2,500	Polaris Newco LLC, Term Loan B	4.500%	6-Month LIBOR	4.000%	6/04/28	B2	2,501,275
3,277	Proofpoint Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	3,249,145
2,090	RealPage, Inc, Term Loan, First Lien	3.750%	1-Month LIBOR	3.250%	4/22/28	B+	2,079,947
10,347	Seattle Spinco, Inc., Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	10,226,754
2,912	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	2,913,653
1,296	SS&C European Holdings Sarl, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	1,279,339
1,636	SS&C Technologies, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	1,614,951
1,644	Tibco Software, Inc., Term Loan B3	3.850%	1-Month LIBOR	3.750%	7/03/26	B+	1,632,029
1,299	Ultimate Software Group Inc(The), Incremental Term Loan	4.000%	3-Month LIBOR	3.250%	5/03/26	B1	1,299,621
982	Ultimate Software Group Inc(The), Term Loan B	3.842%	1-Month LIBOR	3.750%	5/03/26	B1	983,158
2,047	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	2/01/26	BB	2,047,998
1,024	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	3-Month LIBOR	3.000%	2/01/26	BB	1,023,999
65,874	Total Software						65,521,118

	Specialty Retail – 2.9% (1.8% of Total Investments)

1,197	Academy, Ltd., Term Loan	4.500%	1-Month LIBOR	3.750%	5/01/69	N/R	1,199,244
1,357	Birkenstock US BidCo Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,355,867
2,080	Jo-Ann Stores, Inc., Term Loan B1	5.500%	3-Month LIBOR	4.750%	6/30/28	B	2,074,020

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Specialty Retail (continued)

$524	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	$517,885
262	LBM Acquisition LLC, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	B+	258,943
1,349	Mattress Firm Inc, Term Loan B	6.250%	6-Month LIBOR	5.250%	11/25/27	B+	1,375,420
9,410	PetSmart, Inc., Term Loan B	4.500%	6-Month LIBOR	3.750%	2/12/28	BB–	9,418,234
774	Staples, Inc., Term Loan	5.176%	3-Month LIBOR	5.000%	4/12/26	B	752,251
16,953	Total Specialty Retail						16,951,864

	Technology Hardware, Storage & Peripherals – 2.5% (1.6% of Total Investments)

2,389	Conduent Business Services, LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	12/07/22	BB–	2,371,270
8,482	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25	BBB–	8,479,306
782	NCR Corporation, Term Loan	2.630%	3-Month LIBOR	2.500%	8/28/26	BB+	767,338
1,496	Peraton Corp., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/01/28	BB–	1,497,185
993	Tech Data Corporation, Term Loan	3.592%	1-Month LIBOR	3.500%	7/01/25	BBB–	994,465
669	Western Digital Corporation, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/29/23	Baa2	669,804
14,811	Total Technology Hardware, Storage & Peripherals						14,779,368

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

1,035	CBI Buyer, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	1/06/28	B1	1,028,143
292	Samsonite IP Holdings Sarl, Term Loan	5.500%	1-Month LIBOR	4.500%	4/25/25	N/R	290,358
1,327	Total Textiles, Apparel & Luxury Goods						1,318,501

	Transportation Infrastructure – 0.4% (0.2% of Total Investments)

975	Atlantic Aviation FBO, Inc., Term Loan B	3.850%	1-Month LIBOR	3.750%	12/06/25	BB	971,651
1,350	KKR Apple Bidco LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,342,197
2,325	Total Transportation Infrastructure						2,313,848

	Wireless Telecommunication Services – 0.3% (0.2% of Total Investments)

586	Altice Financing SA, Term Loan, First Lien	2.900%	3-Month LIBOR	2.750%	1/31/26	B	575,213
1,200	GOGO Intermediate Holdings LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	4/30/28	B–	1,196,442
1,786	Total Wireless Telecommunication Services						1,771,655
838,698	Total Variable Rate Senior Loan Interests (cost $818,959,319)						814,118,190

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 11.0% (6.8% of Total Investments)

	Auto Components – 0.9% (0.5% of Total Investments)

$2,740	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	B	$2,801,650
2,025	Adient US LLC, 144A			9.000%	4/15/25	BB–	2,213,730
4,765	Total Auto Components						5,015,380

	Chemicals – 0.3% (0.2% of Total Investments)

840	Olin Corp, 144A			9.500%	6/01/25	BB	1,048,950
750	Rayonier AM Products Inc, 144A			7.625%	1/15/26	B1	770,625
1,590	Total Chemicals						1,819,575

	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)

2,000	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			3.375%	8/31/27	BB–	1,945,400

	Communications Equipment – 0.4% (0.3% of Total Investments)

1,500	CommScope Inc, 144A			8.250%	3/01/27	B–	1,588,125
1,000	CommScope Technologies LLC, 144A			5.000%	3/15/27	B–	1,011,800
2,500	Total Communications Equipment						2,599,925

	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

1,500	Avaya Inc, 144A			6.125%	9/15/28	B+	1,605,000
845	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A			7.750%	8/15/28	BB	861,900
2,345	Total Diversified Telecommunication Services						2,466,900

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Electric Utilities – 0.6% (0.4% of Total Investments)

$4,250	Bruce Mansfield Unit 1 2007 Pass-Through Trust, (6)	6.850%	6/01/34	N/R	$5,313
1,025	Pacific Gas and Electric Co	3.850%	11/15/23	BBB–	1,071,091
638	Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	664,900
590	Pacific Gas and Electric Co	3.300%	12/01/27	BBB–	602,507
637	Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	666,807
633	Pacific Gas and Electric Co	4.550%	7/01/30	BBB–	674,980
7,773	Total Electric Utilities				3,685,598

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

974	Bausch Health Cos Inc, 144A	6.125%	4/15/25	B	994,089

	Entertainment – 0.4% (0.2% of Total Investments)

2,025	AMC Entertainment Holdings Inc, 144A	10.500%	4/15/25	B–	2,152,980

	Equity Real Estate Investment Trust – 0.7% (0.4% of Total Investments)

3,880	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	4,132,200

	Gas Utilities – 0.1% (0.1% of Total Investments)

350	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	11/01/23	CCC+	333,375
350	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	CCC+	297,500
700	Total Gas Utilities				630,875

	Health Care Providers & Services – 1.7% (1.1% of Total Investments)

1,940	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	2,079,913
375	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	414,754
165	HCA Inc	5.375%	2/01/25	Baa3	187,011
4,100	Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	4,110,250
415	Tenet Healthcare Corp	4.625%	7/15/24	B+	420,187
1,250	Tenet Healthcare Corp, 144A	7.500%	4/01/25	B+	1,343,750
1,365	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	1,421,306
9,610	Total Health Care Providers & Services				9,977,171

	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

97	Carnival Corp, 144A	11.500%	4/01/23	Ba2	109,367

	Household Durables – 0.1% (0.0% of Total Investments)

295	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	299,131

	Media – 2.2% (1.4% of Total Investments)

1,250	Clear Channel Outdoor Holdings Inc, 144A	7.750%	4/15/28	CCC	1,303,525
2,250	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	1,305,000
2,000	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	792,500
2,800	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB+	2,982,000
5	iHeartCommunications Inc	6.375%	5/01/26	B+	4,872
1,481	iHeartCommunications Inc	8.375%	5/01/27	CCC+	1,575,849
3,080	iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	3,210,407
605	Intelsat Luxembourg SA, (6)	8.125%	6/01/23	N/R	16,638
1,590	Univision Communications Inc, 144A	9.500%	5/01/25	B	1,737,075
15,061	Total Media				12,927,866

	Metals & Mining – 0.2% (0.1% of Total Investments)

1,220	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B	1,322,175

	Oil, Gas & Consumable Fuels – 2.1% (1.3% of Total Investments)

1,250	Baytex Energy Corp, 144A	5.625%	6/01/24	B+	1,246,875
4,200	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	4,188,849
1,480	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	1,519,338
900	Gulfport Energy Operating Corp, 144A	8.000%	5/17/26	BB–	958,923
1,500	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	1,541,250
350	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	294,914
1,350	PBF Holding Co LLC / PBF Finance Corp, 144A	9.250%	5/15/25	BB	1,235,250
2,625	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	B+	1,370,775
13,655	Total Oil, Gas & Consumable Fuels				12,356,174

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

$831	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC	$560,925
329	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B	335,580
1,160	Total Pharmaceuticals				896,505

	Specialty Retail – 0.2% (0.1% of Total Investments)

850	Party City Holdings Inc, 144A	8.750%	2/15/26	CCC+	899,912
300	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	CCC+	328,881
1,150	Total Specialty Retail				1,228,793
70,800	Total Corporate Bonds (cost $63,796,861)				64,560,104

Shares	Description (1)				Value

	COMMON STOCKS – 3.6% (2.2% of Total Investments)

	Banks – 0.1% (0.1% of Total Investments)

30,335	iQor US Inc, (8), (9)				$409,522

	Communications Equipment – 0.1% (0.0% of Total Investments)

24,553	Windstream Services PE LLC, (8), (9)				356,019

	Construction & Engineering – 0.0% (0.0% of Total Investments)

3,607	TNT Crane & Rigging Inc, (7), (9)				4
2,034	TNT Crane & Rigging Inc, (8), (9)				36,232
	Total Construction & Engineering				36,236

	Diversified Consumer Services – 0.1% (0.0% of Total Investments)

18,448	Cengage Learning Holdings II Inc, (8), (9)				393,182

	Diversified Telecommunication Services – 0.0% (0.0% of Total Investments)

18,781	Windstream Services PE LLC, (8), (9)				273,508

	Electric Utilities – 0.5% (0.3% of Total Investments)

91,757	Energy Harbor Corp, (8), (9), (10)				3,177,086

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

83,230	Transocean Ltd, (9)				300,460
7,777	Vantage Drilling International, (8), (9)				29,164
	Total Energy Equipment & Services				329,624

	Entertainment – 0.6% (0.4% of Total Investments)

26,045	Metro-Goldwyn-Mayer Inc, (8), (9)				3,405,384

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

68,990	Millennium Health LLC, (7), (9)				71,750
64,762	Millennium Health LLC, (7), (9)				60,876
	Total Health Care Providers & Services				132,626

	Hotels, Restaurants & Leisure – 0.2% (0.1% of Total Investments)

138,556	24 Hour Fitness Worldwide Inc, (8)				363,709
291,314	24 Hour Fitness Worldwide Inc, (8), (9)				582,628
	Total Hotels, Restaurants & Leisure				946,337

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

17,539	Catalina Marketing Corp, (8), (9)				52,617

	Marine – 0.0% (0.0% of Total Investments)

860	ACBL HLDG CORP, (8), (9)				18,060

	Media – 0.2% (0.2% of Total Investments)

539,694	Clear Channel Outdoor Holdings Inc, (9)				1,435,586
8	Cumulus Media Inc, (9)				95

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)				Value

	Media (continued)
1,973,746	Hibu plc, (8), (9)				$13,816
45,942	Tribune Co, (7), (9)				46
	Total Media				1,449,543

	Multiline Retail – 0.0% (0.0% of Total Investments)

274	Belk Inc, (8), (9)				6,576

	Oil, Gas & Consumable Fuels – 1.6% (1.0% of Total Investments)

171,257	California Resources Corp, (9)				4,814,033
111,960	California Resources Corp, (9)				3,147,196
31,131	Whiting Petroleum Corp, (9)				1,460,044
	Total Oil, Gas & Consumable Fuels				9,421,273

	Professional Services – 0.1% (0.1% of Total Investments)

103,578	Skillsoft Corp, (7), (9)				737,174
	Total Common Stocks (cost $34,461,932)				21,144,767

Shares	Description (1)				Value

	INVESTMENT COMPANIES – 2.0% (1.2% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust				$5,106,966
968,586	Eaton Vance Senior Income Trust				6,470,154
	Total Investment Companies (cost $11,981,509)				11,577,120

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.6% ( 0.4% of Total Investments)

$1,200	Dryden 50 Senior Loan Fund, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	6.386%	7/15/30	Ba3	$1,184,492
600	Flatiron CLO 19 Ltd, 144A, (3-Month LIBOR reference rate + 7.200% spread), (11)	7.356%	11/16/32	BB–	600,863
1,250	Gilbert Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	6.526%	10/15/30	Ba3	1,249,979
600	Neuberger Berman Loan Advisers CLO 28 Ltd, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	5.734%	4/20/30	BB–	590,479
3,650	Total Asset-Backed Securities (cost $3,615,632)				3,625,813

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.0% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

21,002	Avaya Holdings Corp, (8)				$135,253

	Marine – 0.1% (0.0% of Total Investments)

904	ACBL HLDG CORP, (8)				18,984
3,363	ACBL HLDG CORP, (8)				84,636
2,558	ACBL HLDG CORP, (8)				75,461
13,452	American Commercial Barge Line LLC, (7)				4,345
	Total Marine				183,426

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

10,232	American Commercial Barge Line LLC, (7)				4,410

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

439	California Resources Corp				2,384

Shares	Description (1)			Value

	Entertainment – 0.0% (0.0% of Total Investments)

224,650	Cineworld Warrant, (8)			$88,063
	Total Warrants (cost $2,119,370)			413,536

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0% (0.0% of Total Investments)

	Marine – 0.0% (0.0% of Total Investments)

3,200	ACBL HLDG CORP, (8), (9)	0.000%	N/R	$80,534
3,642	ACBL HLDG CORP, (8), (9)	0.000%	N/R	107,439
	Total Marine			187,973
	Total Convertible Preferred Securities (cost $194,281)			187,973

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

13,053	Fieldwood Energy Inc, (8), (9)			$13
2,637	Fieldwood Energy Inc, (8), (9)			3
	Total Oil, Gas & Consumable Fuels			16
	Total Common Stock Rights (cost $372,581)			16
	Total Long-Term Investments (cost $935,501,485)			915,627,519

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 6.8% (4.2% of Total Investments)

	INVESTMENT COMPANIES – 6.8% (4.2% of Total Investments)

40,257,885	BlackRock Liquidity Funds T-Fund Portfolio	0.000% (12)		$40,257,885
	Total Short-Term Investments (cost $40,257,885)			40,257,885
	Total Investments (cost $975,759,370) – 162.2%			955,885,404
	Borrowings – (40.4)% (13), (14)			(238,400,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (16.8)% (15)			(99,311,385)
	Other Assets Less Liabilities – (5.0)%			(28,704,999)
	Net Assets Applicable to Common Shares – 100%			$589,469,020

JFR	Nuveen Floating Rate Income Fund (continued)
Portfolio of Investments July 31, 2021

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 24.9%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.4%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JRO	Nuveen Floating Rate Income Opportunity Fund Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 154.4% (96.1% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 138.6% (86.2% of Total Investments) (2)

	Aerospace & Defense – 1.4% (0.9% of Total Investments)

$536	Dynasty Acquisition Co., Inc., Term Loan B1	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	$519,083
288	Dynasty Acquisition Co., Inc., Term Loan B2	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	279,077
1,280	Maxar Technologies Ltd., Term Loan B	2.850%	1-Month LIBOR	2.750%	10/05/24	B	1,268,953
1,663	TransDigm, Inc., Term Loan E	2.342%	1-Month LIBOR	2.250%	5/30/25	Ba3	1,635,730
1,260	TransDigm, Inc., Term Loan F	2.342%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,239,255
1,050	TransDigm, Inc., Term Loan G	2.342%	1-Month LIBOR	2.250%	8/22/24	Ba3	1,035,345
6,077	Total Aerospace & Defense						5,977,443

	Airlines – 2.0% (1.3% of Total Investments)

1,620	AAdvantage Loyalty IP Ltd., Term Loan	5.500%	3-Month LIBOR	4.750%	4/20/28	Ba2	1,668,288
260	American Airlines, Inc., Incremental Term Loan	2.093%	1-Month LIBOR	2.000%	12/14/23	Ba3	253,965
940	American Airlines, Inc., Term Loan, First Lien	1.840%	1-Month LIBOR	1.750%	1/29/27	Ba3	874,020
1,446	Kestrel Bidco, Inc., Term Loan B	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	1,399,604
1,900	SkyMiles IP Ltd., Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	2,009,782
2,244	United Airlines, Inc., Term Loan B	4.500%	1-Month LIBOR	3.750%	4/21/28	Ba1	2,251,254
8,410	Total Airlines						8,456,913

	Auto Components – 1.5% (0.9% of Total Investments)

619	Adient US LLC, Term Loan B	3.592%	1-Month LIBOR	3.500%	4/08/28	BB–	619,413
2,181	Clarios Global LP, Term Loan B	3.342%	1-Month LIBOR	3.250%	4/30/26	B1	2,167,140
1,100	DexKo Global Inc., Term Loan	4.500%	1-Month LIBOR	3.500%	7/24/24	B1	1,100,819
995	Les Schwab Tire Centers, Term Loan B	4.000%	6-Month LIBOR	3.250%	11/02/27	B	995,831
1,347	Superior Industries International, Inc., Term Loan B, First Lien	4.092%	1-Month LIBOR	4.000%	5/23/24	Ba3	1,347,781
6,242	Total Auto Components						6,230,984

	Automobiles – 0.2% (0.1% of Total Investments)

777	Wand NewCo 3, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	2/05/26	B1	767,635

	Banks – 0.1% (0.0% of Total Investments)

220	iQor US, Inc., Exit Term Loan	7.589%	1-Month LIBOR	7.500%	9/15/27	N/R	225,640

	Beverages – 1.0% (0.6% of Total Investments)

1,085	Arterra Wines Canada, Inc., Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	1,084,550
830	City Brewing Company, LLC, Term Loan	4.250%	3-Month LIBOR	3.500%	4/05/28	B+	826,369
2,097	Triton Water Holdings, Inc, Term Loan	4.000%	3-Month LIBOR	3.500%	3/31/28	B1	2,084,149
4,012	Total Beverages						3,995,068

	Biotechnology – 0.6% (0.4% of Total Investments)

2,663	Grifols Worldwide Operations USA, Inc., Term Loan B	2.084%	1-Week LIBOR	2.000%	11/15/27	BB+	2,630,417

	Building Products – 2.4% (1.5% of Total Investments)

500	All-Star Bidco AB, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	499,375
1,795	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	1,793,619
184	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	182,202
824	LBM Acquisition LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	12/17/27	B+	817,860
279	Potters Industries, LLC, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	280,174
5,551	Quikrete Holdings, Inc., Term Loan, First Lien	2.592%	1-Month LIBOR	2.500%	1/31/27	BB–	5,489,718
752	Resideo Funding, Inc., Term Loan	2.750%	3-Month LIBOR	2.250%	2/12/28	BBB–	750,420
285	Resideo Funding, Inc., Term Loan	2.750%	1-Month LIBOR	2.250%	2/12/28	BBB–	283,744
10,170	Total Building Products						10,097,112

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets – 2.0% (1.3% of Total Investments)

$887	Advisor Group, Inc., Term Loan	4.592%	1-Month LIBOR	4.500%	7/31/26	B2	$887,365
1,950	AI Alpine AT Bidco GmbH, Term Loan B	3.138%	3-Month LIBOR	3.000%	11/06/25	B–	1,901,250
18	Klockner-Pentaplast of America, Inc., Term Loan B	5.250%	3-Month LIBOR	4.750%	2/09/26	B	17,574
481	RPI Intermediate Finance Trust, Term Loan B1	1.842%	1-Month LIBOR	1.750%	2/11/27	BBB–	479,602
4,039	Sequa Mezzanine Holdings L.L.C., Extended Term Loan, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	4,098,356
1,142	Sequa Mezzanine Holdings L.L.C., Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	10.750%	7/31/24	CCC–	1,126,866
8,517	Total Capital Markets						8,511,013

	Chemicals – 1.0% (0.6% of Total Investments)

566	ASP Unifrax Holdings, Inc., Term Loan B	3.897%	3-Month LIBOR	3.750%	12/14/25	B–	556,457
657	Atotech B.V., Term Loan B	3.000%	3-Month LIBOR	2.500%	3/18/28	B+	654,795
900	INEOS Styrolution US Holding LLC, Term Loan B	3.250%	1-Month LIBOR	2.750%	1/29/26	BB+	898,650
865	Ineos US Finance LLC, Term Loan B	2.107%	2-Month LIBOR	2.000%	3/31/24	BBB–	854,901
704	Lonza Group AG, Term Loan B	4.750%	3-Month LIBOR	4.000%	5/14/28	B2	704,880
312	Sparta US HoldCo LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	312,324
4,004	Total Chemicals						3,982,007

	Commercial Services & Supplies – 5.7% (3.5% of Total Investments)

748	Amentum Government Services Holdings LLC, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	750,930
692	Brand Energy & Infrastructure Services, Inc., Term Loan	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	680,595
7,211	Delta 2 (LUX) S.a.r.l., Term Loan	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	7,168,155
1,000	Fort Dearborn Company, Term Loan, Second Lien	9.500%	3-Month LIBOR	8.500%	10/21/24	CCC	1,002,500
721	Garda World Security Corporation, Term Loan B	4.340%	1-Month LIBOR	4.250%	10/30/26	BB+	721,419
2,686	GFL Environmental, Inc., Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	2,687,455
750	Herman Miller Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	747,772
344	KAR Auction Services, Inc., Term Loan B6	2.375%	1-Month LIBOR	2.250%	9/19/26	Ba3	339,561
750	Madison IAQ LLC, Term Loan	3.750%	3-Month LIBOR	3.250%	6/21/28	B1	744,574
675	PAE Holding Corporation, Term Loan B	5.250%	1-Month LIBOR	4.500%	10/19/27	B	677,925
327	Prime Security Services Borrower, LLC, Term Loan	3.500%	6-Month LIBOR	2.750%	9/23/26	BB–	326,399
164	Prime Security Services Borrower, LLC, Term Loan	3.500%	12-Month LIBOR	2.750%	9/23/26	BB–	163,199
164	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB–	163,199
253	Prime Security Services Borrower, LLC, Term Loan	3.500%	1-Month LIBOR	2.750%	9/23/26	BB–	251,964
1,164	Robertshaw US Holding Corp, Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	1,122,733
134	Sabert Corporation, Term Loan B	5.500%	1-Month LIBOR	4.500%	12/10/26	B	134,249
997	Spin Holdco, Inc., Term Loan	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	997,999
3,388	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	1.500%	2/28/25	B–	3,454,792
600	West Corporation, Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	580,900
973	WEX, Inc., Term Loan	2.342%	1-Month LIBOR	2.250%	4/01/28	Ba2	963,638
23,741	Total Commercial Services & Supplies						23,679,958

	Communications Equipment – 2.7% (1.6% of Total Investments)

4,368	CommScope, Inc., Term Loan B	3.342%	1-Month LIBOR	3.250%	4/04/26	Ba3	4,332,040
75	MetroNet Systems Holdings, LLC, Delayed Draw Term Loan, (5)	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	75,159
675	MetroNet Systems Holdings, LLC, Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	676,435
634	MLN US HoldCo LLC, Term Loan, First Lien	4.603%	1-Month LIBOR	4.500%	11/30/25	B3	580,137
1,463	Plantronics Inc, Term Loan B	2.592%	1-Month LIBOR	2.500%	7/02/25	Ba2	1,434,583
2,161	Riverbed Technology, Inc., Term Loan B	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	2,047,233
5	Riverbed Technology, Inc., Term Loan B	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	5,157
1,872	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	1,867,890
11,253	Total Communications Equipment						11,018,634

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Construction & Engineering – 1.4% (0.9% of Total Investments)

$500	AECOM Technology Corporation , Term Loan B	1.842%	1-Month LIBOR	1.750%	4/13/28	BBB–	$499,688
820	Aegion Corporation, Term Loan	5.500%	3-Month LIBOR	4.750%	5/17/28	B	828,200
1,640	Brown Group Holding, LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	6/07/28	B+	1,629,976
250	FrontDoor Inc, Term Loan B	2.342%	1-Month LIBOR	2.250%	6/17/28	Ba2	249,949
700	Osmose Utilities Services, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	6/17/28	B	694,753
380	Pike Corporation, Incremental Term Loan B	3.100%	1-Month LIBOR	3.000%	1/21/28	Ba3	378,576
1,612	Traverse Midstream Partners LLC, Term Loan	6.500%	1-Month LIBOR	5.500%	9/27/24	B	1,615,311
5,902	Total Construction & Engineering						5,896,453

	Containers & Packaging – 1.3% (0.8% of Total Investments)

1,760	Berry Global, Inc., Term Loan Z	1.850%	1-Month LIBOR	1.750%	7/01/26	BBB–	1,741,854
435	Reynolds Consumer Products LLC, Term Loan	1.842%	1-Month LIBOR	1.750%	2/04/27	BBB–	430,605
1,194	Reynolds Group Holdings, Inc., Term Loan B2	3.342%	1-Month LIBOR	3.250%	2/05/26	B+	1,181,636
382	TricorBraun Holdings, Inc., Delayed Draw Term Loan, (5)	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	378,699
1,698	TricorBraun Holdings, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	1,683,631
5,469	Total Containers & Packaging						5,416,425

	Distributors – 0.2% (0.1% of Total Investments)

1,000	Core & Main LP, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	991,875

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

2,590	Cengage Learning, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	6/29/26	B	2,592,499
916	Sotheby’s, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/15/27	B+	918,755
3,506	Total Diversified Consumer Services						3,511,254

	Diversified Financial Services – 1.4% (0.9% of Total Investments)

328	Avaya Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	328,651
1,626	Ditech Holding Corporation, Term Loan, (6)	0.000%	N/A	N/A	6/30/22	N/R	327,450
1,000	Fleetcor Technologies Operating Company, LLC, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/30/28	BB+	993,930
592	GT Polaris, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	9/24/27	BB–	592,990
497	Lions Gate Capital Holdings LLC, Term Loan B	2.342%	1-Month LIBOR	2.250%	3/24/25	Ba2	492,121
2,257	Verscend Holding Corp., Term Loan B	4.092%	1-Month LIBOR	4.000%	8/27/25	BB–	2,256,383
1,000	Vision Solutions, Inc., Term Loan, First Lien	5.000%	3-Month LIBOR	4.250%	3/04/28	N/R	997,580
7,300	Total Diversified Financial Services						5,989,105

	Diversified Telecommunication Services – 3.6% (2.2% of Total Investments)

1,237	Altice France S.A., Term Loan B12	3.814%	3-Month LIBOR	3.688%	1/31/26	B	1,223,737
3,795	Altice France S.A., Term Loan B13	4.155%	3-Month LIBOR	4.000%	8/14/26	B	3,791,265
4,897	CenturyLink, Inc., Term Loan B	2.342%	1-Month LIBOR	2.250%	3/15/27	BBB–	4,826,240
1,077	Connect Finco Sarl, Term Loan B	4.500%	1-Month LIBOR	3.500%	12/12/26	B+	1,078,217
2,542	Frontier Communications Corp., DIP Term Loan B	4.500%	1-Month LIBOR	3.750%	10/08/27	BB+	2,544,677
92	GTT Communications, Inc., Delayed Draw Term Loan, (6)	6.000%	1-Month LIBOR	5.000%	12/28/21	CCC+	93,410
383	Intelsat Jackson Holdings S.A., Term Loan B4, (6)	8.750%	Prime	5.500%	1/02/24	N/R	391,558
614	Intelsat Jackson Holdings S.A., Term Loan B5, (6)	8.625%	N/A	N/A	1/02/24	N/R	625,946
374	Zayo Group Holdings, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	3/09/27	B1	368,553
15,011	Total Diversified Telecommunication Services						14,943,603

	Electric Utilities – 0.6% (0.4% of Total Investments)

904	ExGen Renewables IV, LLC, Term Loan	3.500%	3-Month LIBOR	2.500%	12/15/27	BB–	903,994
742	Pacific Gas & Electric Company, Term Loan	3.500%	3-Month LIBOR	3.000%	6/23/25	BB	724,710
894	Vistra Operations Company LLC, Term Loan B3, First Lien	1.841%	1-Month LIBOR	1.750%	12/31/25	BBB–	883,400
2,540	Total Electric Utilities						2,512,104

	Electrical Equipment – 1.3% (0.8% of Total Investments)

3,267	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	3,226,170
1,960	Ingram Micro, Inc., Term Loan B	4.000%	3-Month LIBOR	3.500%	7/02/28	BB	1,963,920
5,227	Total Electrical Equipment						5,190,090

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Electronic Equipment, Instruments & Components – 0.3% (0.2% of Total Investments)

$1,322	TTM Technologies, Inc., Term Loan	2.600%	1-Month LIBOR	2.500%	9/28/24	BB+	$1,320,660

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

657	Petroleum Geo-Services ASA, Term Loan	7.647%	3-Month LIBOR	7.500%	3/19/24	N/R	609,185

	Entertainment – 2.5% (1.6% of Total Investments)

457	AMC Entertainment Holdings, Inc., Term Loan B, (DD1)	3.103%	1-Month LIBOR	3.000%	4/22/26	B–	407,310
387	Crown Finance US, Inc., Incremental Term Loan	3.750%	6-Month LIBOR	2.750%	9/20/26	CCC	312,171
3,323	Crown Finance US, Inc., Term Loan	3.500%	6-Month LIBOR	2.500%	2/28/25	CCC	2,705,570
1,802	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.600%	1-Month LIBOR	2.500%	7/03/25	BB–	1,796,968
1,000	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	1,003,330
455	NASCAR Holdings, Inc, Term Loan B	2.842%	1-Month LIBOR	2.750%	10/18/26	BB	451,967
1,995	Virgin Media Bristol LLC, Term Loan Q	3.343%	1-Month LIBOR	3.250%	1/31/29	BB+	1,988,626
1,790	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	2.850%	1-Month LIBOR	2.750%	5/16/25	B	1,744,001
11,209	Total Entertainment						10,409,943

	Equity Real Estate Investment Trust – 0.4% (0.2% of Total Investments)

1,365	Realogy Group LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	2/08/25	Ba1	1,330,810
279	Realogy Group LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	2/08/25	Ba1	278,116
1,644	Total Equity Real Estate Investment Trust						1,608,926

	Food & Staples Retailing – 1.8% (1.1% of Total Investments)

469	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.100%	1-Month LIBOR	2.000%	2/03/24	BB+	468,509
44	H Food Holdings LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	44,843
765	H Food Holdings LLC, Term Loan B	3.780%	1-Month LIBOR	3.688%	5/31/25	B2	758,619
6,412	US Foods, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	6/27/23	BB–	6,340,772
7,690	Total Food & Staples Retailing						7,612,743

	Food Products – 0.6% (0.4% of Total Investments)

809	American Seafoods Group LLC, Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	806,971
5	American Seafoods Group LLC, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	5,393
772	Froneri International Ltd., Term Loan	2.342%	1-Month LIBOR	2.250%	1/31/27	B+	759,316
781	UTZ Quality Foods, LLC, Term Loan B	3.092%	1-Month LIBOR	3.000%	1/20/28	B1	778,337
2,367	Total Food Products						2,350,017

	Health Care Equipment & Supplies – 1.6% (1.0% of Total Investments)

2,117	Carestream Health, Inc., Extended Term Loan	7.750%	3-Month LIBOR	6.750%	5/08/23	B1	2,131,765
676	Greatbatch Ltd., Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	676,658
500	Insulet Corporation, Term Loan B	3.750%	1-Month LIBOR	3.250%	5/04/28	Ba3	501,018
904	Lifescan Global Corporation, Term Loan, First Lien	6.146%	3-Month LIBOR	6.000%	10/01/24	B	898,197
1,385	Viant Medical Holdings, Inc., Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	7/02/25	B3	1,341,672
1,061	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	922,660
6,643	Total Health Care Equipment & Supplies						6,471,970

	Health Care Providers & Services – 8.1% (5.0% of Total Investments)

556	ADMI Corp., Term Loan B2	3.625%	1-Month LIBOR	3.125%	12/23/27	B	547,253
1,751	AHP Health Partners, Inc., Term Loan	4.750%	1-Month LIBOR	3.750%	6/30/25	B1	1,755,242
351	Air Methods Corporation, Term Loan B	4.500%	3-Month LIBOR	3.500%	4/21/24	B	344,967
661	Albany Molecular Research, Inc., Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B	662,472
1,439	BW NHHC Holdco, Inc., Term Loan, First Lien	5.155%	3-Month LIBOR	5.000%	5/15/25	Caa1	1,321,657
505	DaVita, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	8/12/26	BBB–	500,422
1,644	Envision Healthcare Corporation, Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	10/10/25	CCC+	1,412,017
834	Gates Global LLC, Term Loan B3	3.500%	1-Month LIBOR	2.750%	3/31/27	B+	830,008

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$2,402	Gentiva Health Services, Inc., Term Loan	2.875%	1-Month LIBOR	2.750%	7/02/25	B+	$2,395,979
2,488	Global Medical Response, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	2,494,378
306	MED ParentCo LP, Term Loan, First Lien	4.342%	1-Month LIBOR	4.250%	8/31/26	B2	306,488
75	National Mentor Holdings, Inc., Delayed Draw Term Loan, (5)	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	75,192
360	National Mentor Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	3/02/28	B1	360,011
322	National Mentor Holdings, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	321,845
23	National Mentor Holdings, Inc., Term Loan C	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	22,785
1,315	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	1,327,492
1,768	Phoenix Guarantor Inc, Term Loan B	3.339%	1-Month LIBOR	3.250%	3/05/26	B1	1,747,677
1,496	Phoenix Guarantor Inc, Term Loan B3	3.596%	1-Month LIBOR	3.500%	3/05/26	B1	1,482,088
178	Quorum Health Corporation, Term Loan, (6)	7.500%	3-Month LIBOR	6.500%	4/29/25	B–	179,776
4,927	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (DD1)	3.842%	1-Month LIBOR	3.750%	11/16/25	B1	4,891,110
2,716	Select Medical Corporation, Term Loan B	2.350%	1-Month LIBOR	2.250%	3/06/25	Ba2	2,683,046
4,477	Surgery Center Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	8/31/26	B1	4,480,448
2,394	Team Health Holdings, Inc., Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	2/06/24	B	2,323,775
1,294	US Radiology Specialists, Inc., Term Loan	6.250%	3-Month LIBOR	5.500%	12/15/27	B–	1,304,010
34,282	Total Health Care Providers & Services						33,770,138

	Health Care Technology – 2.2% (1.3% of Total Investments)

2,539	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	6.750%	8/05/23	CCC+	2,493,489
136	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	135,807
4,571	Change Healthcare Holdings LLC, Term Loan B	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	4,567,552
1,773	Zelis Healthcare Corporation, Term Loan	3.601%	1-Month LIBOR	3.500%	9/30/26	B	1,766,113
9,019	Total Health Care Technology						8,962,961

	Hotels, Restaurants & Leisure – 17.6% (11.0% of Total Investments)

16,030	B.C. Unlimited Liability Company, Term Loan B4	1.842%	1-Month LIBOR	1.750%	11/19/26	BB+	15,741,508
352	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 1.000%, PIK 5.000%)	6.000%	3-Month LIBOR	5.000%	12/29/25	B3	309,435
743	Aramark Services, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	3/11/25	BB+	732,102
1,410	Alterra Mountain Co, Term Loan	5.500%	1-Month LIBOR	4.500%	8/01/26	B	1,405,387
580	Boyd Gaming Corporation, Term Loan B3	2.334%	1-Week LIBOR	2.250%	9/15/23	BB	579,653
1,117	Caesars Resort Collection, LLC, Term Loan B1	4.592%	1-Month LIBOR	4.500%	7/20/25	B+	1,119,030
7,633	Caesars Resort Collection, LLC, Term Loan, First Lien B	2.842%	1-Month LIBOR	2.750%	12/22/24	B+	7,557,949
979	Carnival Corporation, Term Loan B	3.750%	1-Month LIBOR	3.000%	6/30/25	Ba2	973,779
1,287	Churchill Downs Incorporated, Incremental Term Loan B1	2.100%	1-Month LIBOR	2.000%	3/17/28	BBB–	1,273,867
3,174	CityCenter Holdings, LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	3,169,007
3,881	ClubCorp Holdings, Inc., Term Loan B	2.897%	3-Month LIBOR	2.750%	9/18/24	B–	3,679,356
511	Crown Finance US, Inc., Term Loan B1, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	636,870
3,346	Equinox Holdings, Inc., Term Loan, First Lien	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	3,109,213
955	Four Seasons Hotels Limited, New Term Loan, First Lien	2.092%	1-Month LIBOR	2.000%	11/30/23	BB+	949,561
5,080	Golden Nugget, Inc., Incremental Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	5,037,792
2,000	Hilton Grand Vacations Borrower LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	1,995,500
4,246	Hilton Worldwide Finance, LLC, Term Loan B2	1.839%	1-Month LIBOR	1.750%	6/21/26	BBB–	4,198,764
3,085	IRB Holding Corp, Fourth Amendment Incremental Term Loan	4.250%	3-Month LIBOR	3.250%	12/15/27	B	3,078,717
3,433	Life Time Fitness Inc , Term Loan B	5.750%	3-Month LIBOR	4.750%	12/15/24	B–	3,434,913
641	PCI Gaming Authority, Term Loan	2.592%	1-Month LIBOR	2.500%	5/31/26	BBB–	637,430
5,177	Scientific Games International, Inc., Term Loan B5	2.842%	1-Month LIBOR	2.750%	8/14/24	B+	5,107,282
1,028	SeaWorld Parks & Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	1,020,649
4,267	Stars Group Holdings B.V. (The), Incremental Term Loan, (DD1)	3.647%	3-Month LIBOR	3.500%	7/10/25	BBB	4,241,466
2,184	Station Casinos LLC, Term Loan B	3.250%	1-Month LIBOR	2.250%	2/08/27	BB–	2,151,539

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)

$1,459	Wyndham Hotels & Resorts, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	5/30/25	BB+	$1,444,768
74,598	Total Hotels, Restaurants & Leisure						73,585,537

	Household Durables – 0.9% (0.6% of Total Investments)

856	Apex Tool Group, LLC, Term Loan B	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	859,133
800	Osmosis Debt Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	800,876
57	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B	58,284
1,705	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B–	1,623,581
358	Weber-Stephen Products LLC, Term Loan B	5.500%	1-Month LIBOR	3.250%	10/30/27	B1	357,360
90	Weber-Stephen Products LLC, Term Loan B	5.500%	Prime	3.250%	10/30/27	B1	89,902
3,866	Total Household Durables						3,789,136

	Household Products – 0.4% (0.3% of Total Investments)

765	Illuminate Merger Sub Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	760,460
938	Reynolds Group Holdings, Inc., Term Loan	2.842%	1-Month LIBOR	2.750%	2/05/23	B+	935,580
1,703	Total Household Products						1,696,040

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

867	WIN Waste Innovations Holdings, Inc., Term Loan B	3.250%	3-Month LIBOR	2.750%	3/25/28	B+	864,722

	Insurance – 3.5% (2.2% of Total Investments)

3,521	Acrisure, LLC, Term Loan B	3.607%	2-Month LIBOR	3.500%	2/15/27	B	3,464,412
2,529	Alliant Holdings Intermediate, LLC, Term Loan B	3.342%	1-Month LIBOR	3.250%	5/10/25	B	2,498,946
499	Alliant Holdings Intermediate, LLC, Term Loan B3	4.250%	1-Month LIBOR	3.750%	11/06/27	B	499,262
2,000	Asurion LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	1,993,120
664	Asurion LLC, Term Loan B6	3.217%	1-Month LIBOR	3.125%	11/03/23	Ba3	657,165
2,917	Asurion LLC, Term Loan B8	3.342%	1-Month LIBOR	3.250%	12/23/26	Ba3	2,866,708
2,158	Hub International Limited, Term Loan B	2.875%	3-Month LIBOR	2.750%	4/25/25	B	2,128,833
496	Ryan Specialty Group, LLC, Term Loan	3.750%	1-Month LIBOR	3.000%	9/01/27	BB–	495,166
14,784	Total Insurance						14,603,612

	Interactive Media & Services – 1.9% (1.2% of Total Investments)

1,542	Arches Buyer, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	12/06/27	B1	1,535,079
415	Mission Broadcasting, Inc., Term Loan B	2.604%	1-Month LIBOR	2.500%	6/03/28	BBB–	411,628
4,581	Rackspace Technology Global, Inc., Term Loan, (DD1)	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	4,533,140
1,459	WeddingWire, Inc., Term Loan, First Lien	4.628%	3-Month LIBOR	4.500%	12/21/25	B+	1,460,573
4	WeddingWire, Inc., Term Loan, First Lien	4.628%	2-Month LIBOR	4.500%	12/21/25	B+	3,755
8,001	Total Interactive Media & Services						7,944,175

	Internet & Direct Marketing Retail – 0.5% (0.3% of Total Investments)

1,995	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	1,993,444

	Internet Software & Services – 1.7% (1.1% of Total Investments)

1,785	Banff Merger Sub Inc, Term Loan	3.842%	1-Month LIBOR	3.750%	10/02/25	B2	1,773,009
2,751	Greeneden U.S. Holdings II, LLC, Term Loan B4	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	2,756,882
559	Uber Technologies, Inc., Term Loan B	3.592%	1-Month LIBOR	3.500%	2/25/27	B+	557,625
2,034	Uber Technologies, Inc., Term Loan B, First Lien	3.592%	1-Month LIBOR	3.500%	4/04/25	B+	2,029,958
7,129	Total Internet Software & Services						7,117,474

	IT Services – 5.1% (3.2% of Total Investments)

1,614	Ahead Data Blue, LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	10/16/27	B+	1,617,244
418	DTI Holdco, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	406,186
1	DTI Holdco, Inc., Term Loan B	5.750%	2-Month LIBOR	4.750%	9/30/23	CCC+	1,070
3,936	Intrado Corporation, Term Loan	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	3,845,486
963	KBR, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	2/07/27	Ba1	963,414
1,500	Magenta Buyer LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,494,848
792	NeuStar, Inc., Term Loan B4	4.500%	3-Month LIBOR	3.500%	8/08/24	B+	774,960
139	NeuStar, Inc., Term Loan B5	5.500%	3-Month LIBOR	4.500%	8/08/24	B+	136,181
500	Optiv Security, Inc., Term Loan, Second Lien	8.250%	3-Month LIBOR	7.250%	2/01/25	CCC	491,750
399	Project Ruby Ultimate Parent Corp., Term Loan	4.000%	1-Month LIBOR	3.250%	3/10/28	B	397,366

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	IT Services (continued)

$3,532	Sabre GLBL, Inc., Term Loan B	2.092%	1-Month LIBOR	2.000%	2/22/24	Ba3	$3,457,597
697	Science Applications International Corporation, Term Loan B	1.967%	1-Month LIBOR	1.875%	10/31/25	BB+	692,284
2,816	Syniverse Holdings, Inc., Term Loan, First Lien	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	2,786,774
2,671	Syniverse Holdings, Inc., Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	2,644,717
1,479	Tempo Acquisition LLC, Extended Term Loan	3.750%	1-Month LIBOR	3.250%	10/31/26	BB–	1,478,767
21,457	Total IT Services						21,188,644

	Leisure Products – 0.3% (0.2% of Total Investments)

480	Hayward Industries, Inc., Term Loan	3.250%	1-Month LIBOR	2.750%	5/28/28	BB–	476,125
545	SRAM, LLC , Term Loan B	3.250%	6-Month LIBOR	2.750%	5/18/28	BB–	543,409
55	SRAM, LLC , Term Loan B	3.250%	1-Month LIBOR	2.750%	5/18/28	BB–	54,341
136	SRAM, LLC , Term Loan B	3.250%	3-Month LIBOR	2.750%	5/18/28	BB–	135,852
1,216	Total Leisure Products						1,209,727

	Life Sciences Tools & Services – 4.5% (2.8% of Total Investments)

4,003	ICON Luxembourg Sarl, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	3,999,137
997	Indigo Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	996,388
7,993	Parexel International Corporation, Term Loan B	2.842%	1-Month LIBOR	2.750%	9/27/24	B2	7,976,759
5,745	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	5,737,351
18,738	Total Life Sciences Tools & Services						18,709,635

	Machinery – 1.4% (0.8% of Total Investments)

984	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	984,743
527	Blount International, Inc., Term Loan B	4.750%	1-Month LIBOR	3.750%	4/12/23	B2	528,747
192	Gardner Denver, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	1/31/27	BB+	192,471
1,716	Gardner Denver, Inc., Term Loan B2	1.842%	1-Month LIBOR	1.750%	2/28/27	BB+	1,687,025
1,293	Vertical Midco GmbH, Term Loan B, (DD1)	4.404%	6-Month LIBOR	4.250%	7/31/27	B+	1,291,862
988	Vertiv Group Corporation, Term Loan B	2.851%	1-Month LIBOR	2.750%	3/02/27	B+	979,588
5,700	Total Machinery						5,664,436

	Marine – 0.4% (0.2% of Total Investments)

2,061	HGIM Corp., Exit Term Loan, (DD1)	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa3	1,537,741

	Media – 16.3% (10.1% of Total Investments)

1,250	Cable One, Inc., Term Loan B4	2.092%	1-Month LIBOR	2.000%	5/03/28	BB+	1,237,187
3,720	Charter Communications Operating, LLC, Term Loan B2	1.850%	1-Month LIBOR	1.750%	2/01/27	BBB–	3,681,710
458	Checkout Holding Corp., First Out Term Loan	8.500%	3-Month LIBOR	7.500%	2/15/23	N/R	442,680
782	Checkout Holding Corp., Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	3-Month LIBOR	1.000%	8/15/23	N/R	433,803
8,099	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.629%	3-Month LIBOR	3.500%	8/21/26	B1	7,876,993
5,013	CSC Holdings, LLC, Incremental Term Loan	2.343%	1-Month LIBOR	2.250%	1/15/26	BB	4,934,505
2,929	CSC Holdings, LLC, Term Loan B1	2.343%	1-Month LIBOR	2.250%	7/17/25	BB	2,890,329
4,613	CSC Holdings, LLC, Term Loan B5	2.593%	1-Month LIBOR	2.500%	4/15/27	BB	4,562,496
371	Cumulus Media New Holdings, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	371,802
1,090	Diamond Sports Group, LLC, Term Loan	3.350%	1-Month LIBOR	3.250%	8/24/26	CCC+	602,846
4,664	Directv Financing LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	4,660,525
733	E.W. Scripps Company (The), Term Loan B2	3.313%	1-Month LIBOR	2.562%	5/01/26	BB	729,627
203	Entercom Media Corp., Term Loan	2.588%	3-Month LIBOR	2.500%	11/17/24	BB–	200,573
413	GCI Holdings, Inc., Term Loan B	3.500%	1-Month LIBOR	2.750%	10/15/25	Ba2	412,638
553	Gray Television, Inc., Term Loan B	2.350%	1-Month LIBOR	2.250%	2/07/24	BB+	549,887
637	Gray Television, Inc., Term Loan C	2.600%	1-Month LIBOR	2.500%	1/02/26	BB+	632,335
8	Houghton Mifflin Harcourt Publishers Inc, Term Loan	7.250%	N/A	N/A	11/22/24	BB+	7,520
4,703	iHeartCommunications, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	5/01/26	B+	4,647,452
2,056	Intelsat Jackson Holdings S.A., DIP Term Loan, (6)	3.600%	3-Month LIBOR	5.500%	7/13/21	N/R	2,078,404
6,367	Intelsat Jackson Holdings S.A., Term Loan B3, (6)	8.000%	Prime	4.750%	11/27/23	N/R	6,484,314
418	LCPR Loan Financing LLC, Term Loan B	3.843%	1-Month LIBOR	3.750%	10/15/28	BB+	419,157
1,760	Mav Acquisition Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	1,744,160
456	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	465,553
2,200	Meredith Corporation, Term Loan B2	2.592%	1-Month LIBOR	2.500%	1/31/25	BB–	2,188,770
2,056	Nexstar Broadcasting, Inc., Term Loan B3	2.337%	3-Month LIBOR	2.250%	1/17/24	BBB–	2,043,910

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$949	Nexstar Broadcasting, Inc., Term Loan B4	2.600%	1-Month LIBOR	2.500%	9/19/26	BBB–	$941,243
311	Red Ventures, LLC, Term Loan B2	2.592%	1-Month LIBOR	2.500%	11/08/24	BB	305,758
1,856	Sinclair Television Group, Inc., Term Loan B1	2.350%	1-Month LIBOR	2.250%	1/03/24	Ba2	1,834,763
884	Sinclair Television Group, Inc., Term Loan B2B	2.600%	1-Month LIBOR	2.500%	9/30/26	Ba2	872,918
733	Springer Nature Deutschland GmbH, Term Loan B18	3.750%	1-Month LIBOR	3.000%	8/14/26	B+	731,932
1,052	Virgin Media Bristol LLC, Term Loan N	2.593%	1-Month LIBOR	2.500%	1/31/28	BB+	1,037,098
2,221	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	2,220,379
5,519	Ziggo Financing Partnership, Term Loan I	2.593%	1-Month LIBOR	2.500%	4/30/28	BB	5,433,747
69,077	Total Media						67,677,014

	Multiline Retail – 0.6% (0.4% of Total Investments)

313	Belk, Inc., Term Loan	8.500%	6-Month LIBOR	7.500%	7/31/25	B–	313,904
1,373	Belk, Inc., Term Loan, (cash 5.135%, PIK 8.000%)	13.135%	3-Month LIBOR	13.000%	7/31/25	CCC–	1,050,541
1,098	EG America LLC, Term Loan	4.147%	3-Month LIBOR	4.000%	2/05/25	B–	1,092,437
2,784	Total Multiline Retail						2,456,882

	Office Electronics – 0.0% (0.0% of Total Investments)

181	Pitney Bowes, Inc., Term Loan B	4.100%	1-Month LIBOR	4.000%	3/19/28	BBB–	181,880

	Oil, Gas & Consumable Fuels – 2.8% (1.8% of Total Investments)

954	BCP Renaissance Parent LLC, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	943,208
1,131	Buckeye Partners, L.P., Term Loan B	2.354%	1-Month LIBOR	2.250%	11/01/26	BBB–	1,122,070
375	DT Midstream Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	374,497
1,190	Fieldwood Energy LLC, DIP Delayed Draw Term Loan, (5), (6)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	1,238,170
10,614	Fieldwood Energy LLC, Exit Term Loan, First Lien, (DD1), (6)	0.000%	N/A	N/A	4/11/22	N/R	5,729,871
3,211	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	358,546
2,460	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	2,071,179
19,935	Total Oil, Gas & Consumable Fuels						11,837,541

	Paper & Forest Products – 1.0% (0.6% of Total Investments)

1,886	Asplundh Tree Expert, LLC, Term Loan B	1.842%	1-Month LIBOR	1.750%	9/04/27	BBB–	1,868,514
1,094	Charter Next Generation Inc, Term Loan	4.770%	1-Month LIBOR	3.750%	12/01/27	N/R	1,094,954
1,105	Post Holdings, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	10/21/24	B+	1,111,898
4,085	Total Paper & Forest Products						4,075,366

	Personal Products – 1.8% (1.1% of Total Investments)

750	Conair Holdings, LLC, Term Loan B	4.250%	3-Month LIBOR	3.750%	5/17/28	B1	748,946
34	Coty, Inc., Term Loan B	2.352%	1-Month LIBOR	2.250%	4/05/25	B	33,086
880	Journey Personal Care Corp., Term Loan B	5.000%	3-Month LIBOR	4.250%	3/01/28	B	882,477
2,983	Kronos Acquisition Holdings, Inc., Term Loan B	4.250%	3-Month LIBOR	3.750%	12/22/26	B2	2,953,829
3,700	Revlon Consumer Products Corporation, Term Loan B, (DD1), (7)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	2,913,510
8,347	Total Personal Products						7,531,848

	Pharmaceuticals – 5.2% (3.3% of Total Investments)

938	Alphabet Holding Company, Inc., Term Loan, First Lien	3.592%	1-Month LIBOR	3.500%	9/26/24	B2	938,185
4,637	Bausch Health Companies, Inc., Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	6/02/25	BB	4,609,149
2,260	Bausch Health Companies, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	11/27/25	BB	2,240,529
980	Catalent Pharma Solutions, Inc., Term Loan B3	2.500%	1-Month LIBOR	2.000%	2/22/28	BBB–	982,984
823	Elanco Animal Health Incorporated, Term Loan B	1.850%	1-Month LIBOR	1.750%	8/01/27	Baa3	809,175
844	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	826,742
1,210	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB–	1,211,785
3,250	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	4/22/28	BB+	3,258,125
4,384	Mallinckrodt International Finance S.A., Term Loan B, (DD1), (6)	6.000%	6-Month LIBOR	5.250%	9/24/24	D	4,272,990
617	Mallinckrodt International Finance S.A., Term Loan B, (6)	6.250%	1-Month LIBOR	5.500%	2/24/25	D	599,460

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals (continued)

$2,000	Organon & Co, Term Loan	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	$1,997,710
21,943	Total Pharmaceuticals						21,746,834

	Professional Services – 1.9% (1.2% of Total Investments)

597	ASGN Incorporated, Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/02/25	BBB–	597,865
1,037	Ceridian HCM Holding, Inc., Term Loan B	2.584%	1-Week LIBOR	2.500%	4/30/25	B+	1,020,692
788	Creative Artists Agency, LLC , Term Loan B	3.842%	1-Month LIBOR	3.750%	11/26/26	B	780,672
2,170	Dun & Bradstreet Corporation (The), Term Loan	3.336%	1-Month LIBOR	3.250%	2/08/26	BB+	2,154,863
970	EAB Global Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B–	964,301
529	Nielsen Consumer, Inc., Term Loan B	4.103%	1-Month LIBOR	4.000%	3/05/28	BB	528,723
1,689	Nielsen Finance LLC, Term Loan B4	2.103%	1-Month LIBOR	2.000%	10/04/23	BBB–	1,686,682
7,780	Total Professional Services						7,733,798

	Real Estate Management & Development – 1.3% (0.8% of Total Investments)

2,587	Brookfield Property REIT, Inc., Term Loan A2	3.092%	1-Month LIBOR	3.000%	8/24/23	BB+	2,566,982
2,736	North American Lifting Holdings, Inc., Priority Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	2,862,802
5,323	Total Real Estate Management & Development						5,429,784

	Road & Rail – 2.4% (1.5% of Total Investments)

1,708	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	1,701,278
641	First Student Bidco Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	636,930
1,734	First Student Bidco Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,723,784
1,975	Genesee & Wyoming, Inc., Term Loan	2.147%	3-Month LIBOR	2.000%	12/30/26	BB+	1,959,200
1,402	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,395,414
264	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	262,987
939	Hertz Corporation, (The), DIP Delayed Draw Term Loan, (5)	8.250%	1-Month LIBOR	7.250%	12/31/21	N/R	943,702
46	Savage Enterprises LLC, Term Loan B	3.100%	1-Month LIBOR	3.000%	8/01/25	BB	46,074
1,444	XPO Logistics, Inc., Term Loan B	1.881%	3-Month LIBOR	1.750%	2/23/25	BBB–	1,433,428
10,153	Total Road & Rail						10,102,797

	Semiconductors & Semiconductor Equipment – 0.5% (0.3% of Total Investments)

138	Bright Bidco B.V., Term Loan B, (DD1)	4.500%	3-Month LIBOR	3.500%	6/30/24	CCC	111,405
654	CMC Materials, Inc., Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	BBB–	652,151
1,402	ON Semiconductor Corporation, Term Loan B	2.092%	1-Month LIBOR	2.000%	9/19/26	Baa3	1,389,016
2,194	Total Semiconductors & Semiconductor Equipment						2,152,572

	Software – 11.2% (7.0% of Total Investments)

991	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	995,339
1,474	Blackboard, Inc., Term Loan B5	7.000%	3-Month LIBOR	6.000%	6/30/24	B1	1,485,540
823	By Crown Parent, LLC, Term Loan B1	4.000%	1-Month LIBOR	3.000%	1/30/26	B1	820,778
498	Camelot U.S. Acquisition 1 Co., Incremental Term Loan B	4.000%	1-Month LIBOR	3.000%	10/31/26	B1	498,045
650	Camelot U.S. Acquisition 1 Co., Term Loan B	3.092%	1-Month LIBOR	3.000%	10/31/26	B1	644,655
1,995	Delta TopCo, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	12/01/27	B2	1,996,666
636	Dynatrace LLC, Term Loan, First Lien	2.342%	1-Month LIBOR	2.250%	8/23/25	BB+	633,310
3,916	Epicor Software Corporation, Term Loan	4.000%	1-Month LIBOR	3.250%	7/31/27	B2	3,909,658
3,151	Finastra USA, Inc., Term Loan, First Lien	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	3,106,282
429	Greenway Health, LLC, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	412,272
2,283	Informatica LLC,, Term Loan B	3.342%	1-Month LIBOR	3.250%	2/14/27	B1	2,262,366
608	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/19/25	CCC+	600,713
1,284	MA FinanceCo., LLC, Term Loan B	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	1,293,459
1,111	MA FinanceCo., LLC, Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	1,097,626
2,328	McAfee, LLC, Term Loan B	3.840%	1-Month LIBOR	3.750%	9/29/24	BB	2,328,768
667	Mitchell International, Inc., Term Loan, Second Lien	7.342%	1-Month LIBOR	7.250%	11/30/25	CCC	670,727
1,179	Perforce Software, Inc., Term Loan B	3.842%	1-Month LIBOR	3.750%	7/01/26	B2	1,166,960
1,500	Polaris Newco LLC, Term Loan B	4.500%	6-Month LIBOR	4.000%	6/04/28	B2	1,500,765
2,074	Proofpoint Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,056,371
1,475	RealPage, Inc, Term Loan, First Lien	3.750%	1-Month LIBOR	3.250%	4/22/28	B+	1,467,905
7,500	Seattle Spinco, Inc., Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	7,412,542
1,725	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	1,725,422
1,105	SS&C European Holdings Sarl, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	1,090,354

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$1,394	SS&C Technologies, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	$1,376,389
1,000	Tibco Software Inc., Term Loan, Second Lien	7.350%	1-Month LIBOR	7.250%	3/04/28	B–	1,010,625
1,159	Tibco Software, Inc., Term Loan B3	3.850%	1-Month LIBOR	3.750%	7/03/26	B+	1,150,329
1,030	Ultimate Software Group Inc(The), Incremental Term Loan	4.000%	3-Month LIBOR	3.250%	5/03/26	B1	1,030,336
737	Ultimate Software Group Inc(The), Term Loan B	3.842%	1-Month LIBOR	3.750%	5/03/26	B1	737,369
1,434	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	2/01/26	BB	1,434,863
717	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	3-Month LIBOR	3.000%	2/01/26	BB	717,431
46,873	Total Software						46,633,865

	Specialty Retail – 2.9% (1.8% of Total Investments)

860	Academy, Ltd., Term Loan	4.500%	1-Month LIBOR	3.750%	5/01/69	N/R	861,957
956	Birkenstock US BidCo Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	955,202
1,460	Jo-Ann Stores, Inc., Term Loan B1	5.500%	3-Month LIBOR	4.750%	6/30/28	B	1,455,802
369	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	365,023
185	LBM Acquisition LLC, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	B+	182,512
993	Mattress Firm Inc, Term Loan B	6.250%	6-Month LIBOR	5.250%	11/25/27	B+	1,012,193
6,570	PetSmart, Inc., Term Loan B	4.500%	6-Month LIBOR	3.750%	2/12/28	BB–	6,575,749
546	Staples, Inc., Term Loan	5.176%	3-Month LIBOR	5.000%	4/12/26	B	530,433
11,939	Total Specialty Retail						11,938,871

	Technology Hardware, Storage & Peripherals – 2.5% (1.5% of Total Investments)

1,677	Conduent Business Services, LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	12/07/22	BB–	1,664,449
5,992	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25	BBB–	5,990,326
587	NCR Corporation, Term Loan	2.630%	3-Month LIBOR	2.500%	8/28/26	BB+	575,503
997	Peraton Corp., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/01/28	BB–	998,124
705	Tech Data Corporation, Term Loan	3.592%	1-Month LIBOR	3.500%	7/01/25	BBB–	706,070
405	Western Digital Corporation, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/29/23	Baa2	405,312
10,363	Total Technology Hardware, Storage & Peripherals						10,339,784

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

725	CBI Buyer, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	1/06/28	B1	720,197
204	Samsonite IP Holdings Sarl, Term Loan	5.500%	1-Month LIBOR	4.500%	4/25/25	N/R	203,448
929	Total Textiles, Apparel & Luxury Goods						923,645

	Transportation Infrastructure – 0.4% (0.3% of Total Investments)

731	Atlantic Aviation FBO, Inc., Term Loan B	3.850%	1-Month LIBOR	3.750%	12/06/25	BB	728,738
1,100	KKR Apple Bidco LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	1,093,642
1,831	Total Transportation Infrastructure						1,822,380

	Wireless Telecommunication Services – 0.3% (0.2% of Total Investments)

412	Altice Financing SA, Term Loan, First Lien	2.900%	3-Month LIBOR	2.750%	1/31/26	B	404,309
1,000	GOGO Intermediate Holdings LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	4/30/28	B–	997,035
1,412	Total Wireless Telecommunication Services						1,401,344
594,138	Total Variable Rate Senior Loan Interests (cost $580,551,402)						577,030,804

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 11.4% (7.1% of Total Investments)

	Auto Components – 0.8% (0.5% of Total Investments)

$1,925	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	B	$1,968,312
1,425	Adient US LLC, 144A			9.000%	4/15/25	BB–	1,557,810
3,350	Total Auto Components						3,526,122

	Chemicals – 0.3% (0.2% of Total Investments)

585	Olin Corp, 144A			9.500%	6/01/25	BB	730,519
500	Rayonier AM Products Inc, 144A			7.625%	1/15/26	B1	513,750
1,085	Total Chemicals						1,244,269

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Commercial Services & Supplies – 0.4% (0.2% of Total Investments)

$1,500		Prime Security Services Borrower LLC / Prime Finance Inc, 144A	3.375%	8/31/27	BB–	$1,459,050

		Communications Equipment – 0.4% (0.3% of Total Investments)

1,125		CommScope Inc, 144A	8.250%	3/01/27	B–	1,191,094
600		CommScope Technologies LLC, 144A	5.000%	3/15/27	B–	607,080
1,725		Total Communications Equipment				1,798,174

		Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

1,125		Avaya Inc, 144A	6.125%	9/15/28	B+	1,203,750
595		Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A	7.750%	8/15/28	BB	606,900
1,720		Total Diversified Telecommunication Services				1,810,650

		Electric Utilities – 0.6% (0.4% of Total Investments)

2,980		Bruce Mansfield Unit 1 2007 Pass-Through Trust, (6)	6.850%	6/01/34	N/R	3,725
715		Pacific Gas and Electric Co	3.850%	11/15/23	BBB–	747,151
447		Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	466,734
410		Pacific Gas and Electric Co	3.300%	12/01/27	BBB–	418,691
447		Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	468,072
378		Pacific Gas and Electric Co	4.550%	7/01/30	BBB–	402,854
—	(16)	Pacific Gas and Electric Co	4.500%	7/01/40	BBB–	1
5,377		Total Electric Utilities				2,507,228

		Energy Equipment & Services – 0.2% (0.1% of Total Investments)

688		Bausch Health Cos Inc, 144A	6.125%	4/15/25	B	702,190

		Entertainment – 0.4% (0.2% of Total Investments)

1,415		AMC Entertainment Holdings Inc, 144A	10.500%	4/15/25	B–	1,504,428

		Equity Real Estate Investment Trust – 0.7% (0.4% of Total Investments)

2,700		Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	2,875,500

		Gas Utilities – 0.1% (0.1% of Total Investments)

250		NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	11/01/23	CCC+	238,125
250		NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	CCC+	212,500
500		Total Gas Utilities				450,625

		Health Care Providers & Services – 2.2% (1.4% of Total Investments)

1,360		CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	1,458,083
225		CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	248,852
120		HCA Inc	5.375%	2/01/25	Baa3	136,008
2,750		Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	2,756,875
295		Tenet Healthcare Corp	4.625%	7/15/24	B+	298,688
1,000		Tenet Healthcare Corp, 144A	7.500%	4/01/25	B+	1,075,000
1,060		Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	1,103,725
1,940		Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	2,066,100
8,750		Total Health Care Providers & Services				9,143,331

		Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

67		Carnival Corp, 144A	11.500%	4/01/23	Ba2	75,543

		Household Durables – 0.0% (0.0% of Total Investments)

205		Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	207,871

		Media – 2.3% (1.5% of Total Investments)

950		Clear Channel Outdoor Holdings Inc, 144A	7.750%	4/15/28	CCC	990,679
1,630		Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	945,400
1,500		Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	594,375
2,100		Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB+	2,236,500
4		iHeartCommunications Inc	6.375%	5/01/26	B+	4,429
1,127		iHeartCommunications Inc	8.375%	5/01/27	CCC+	1,198,303
2,465		iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	2,569,368
420		Intelsat Luxembourg SA, (6)	8.125%	6/01/23	N/R	11,550

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$1,110	Univision Communications Inc, 144A	9.500%	5/01/25	B	$1,212,675
11,306	Total Media				9,763,279

	Metals & Mining – 0.2% (0.1% of Total Investments)

855	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B	926,606

	Oil, Gas & Consumable Fuels – 2.0% (1.2% of Total Investments)

950	Baytex Energy Corp, 144A	5.625%	6/01/24	B+	947,625
2,935	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	2,927,208
1,040	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	1,067,643
600	Gulfport Energy Operating Corp, 144A	8.000%	5/17/26	BB–	639,282
1,063	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	1,092,232
250	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	210,653
750	PBF Holding Co LLC / PBF Finance Corp, 144A	9.250%	5/15/25	BB	686,250
1,500	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	B+	783,300
9,088	Total Oil, Gas & Consumable Fuels				8,354,193

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

582	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC	392,850
230	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B	234,600
812	Total Pharmaceuticals				627,450

	Specialty Retail – 0.2% (0.1% of Total Investments)

450	Party City Holdings Inc, 144A	8.750%	2/15/26	CCC+	476,424
200	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	CCC+	219,254
650	Total Specialty Retail				695,678
51,793	Total Corporate Bonds (cost $47,043,373)				47,672,187

Shares	Description (1)				Value

	COMMON STOCKS – 3.7% (2.3% of Total Investments)

	Banks – 0.1% (0.0% of Total Investments)

21,193	iQor US Inc, (8), (9)				$286,105

	Communications Equipment – 0.0% (0.0% of Total Investments)

5,616	Windstream Services PE LLC, (8), (9)				81,432

	Construction & Engineering – 0.0% (0.0% of Total Investments)

2,758	TNT Crane & Rigging Inc, (7), (9)				3
1,556	TNT Crane & Rigging Inc, (8), (9)				27,717
	Total Construction & Engineering				27,720

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

16,910	Cengage Learning Holdings II Inc, (8), (9)				360,403

	Diversified Telecommunication Services – 0.1% (0.0% of Total Investments)

16,271	Windstream Services PE LLC, (8), (9)				236,955

	Electric Utilities – 0.5% (0.3% of Total Investments)

64,338	Energy Harbor Corp, (8), (9), (10)				2,227,703

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

63,862	Transocean Ltd, (9)				230,542
7,266	Vantage Drilling International, (8), (9)				27,247
	Total Energy Equipment & Services				257,789

	Entertainment – 0.7% (0.5% of Total Investments)

23,363	Metro-Goldwyn-Mayer Inc, (8), (9)				3,054,712

Shares	Description (1)				Value

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

50,560	Millennium Health LLC, (7), (9)				$52,583
47,462	Millennium Health LLC, (7), (9)				44,614
	Total Health Care Providers & Services				97,197

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

83,129	24 Hour Fitness Worldwide Inc, (8)				218,214
174,788	24 Hour Fitness Worldwide Inc, (8), (9)				349,576
	Total Hotels, Restaurants & Leisure				567,790

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

12,030	Catalina Marketing Corp, (8), (9)				36,090

	Marine – 0.0% (0.0% of Total Investments)

573	ACBL HLDG CORP, (8), (9)				12,033

	Media – 0.3% (0.2% of Total Investments)

424,962	Clear Channel Outdoor Holdings Inc, (9)				1,130,399
7	Cumulus Media Inc, (9)				82
1,318,561	Hibu plc, (8), (9)				9,230
36,087	Tribune Co, (7), (9)				36
	Total Media				1,139,747

	Multiline Retail – 0.0% (0.0% of Total Investments)

187	Belk Inc, (8), (9)				4,488

	Oil, Gas & Consumable Fuels – 1.6% (1.0% of Total Investments)

117,421	California Resources Corp, (9)				3,300,704
76,755	California Resources Corp, (9)				2,157,583
21,791	Whiting Petroleum Corp, (9)				1,021,998
	Total Oil, Gas & Consumable Fuels				6,480,285

	Professional Services – 0.1% (0.1% of Total Investments)

70,691	Skillsoft Corp, (7), (9)				503,112
	Total Common Stocks (cost $24,697,201)				15,373,561

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED SECURITIES – 0.6% ( 0.4% of Total Investments)

$800	Dryden 50 Senior Loan Fund, 144A, (3-Month LIBOR reference rate + 6.260% spread), (11)	6.386%	7/15/30	Ba3	$789,662
400	Flatiron CLO 19 Ltd, 144A, (3-Month LIBOR reference rate + 7.200% spread), (11)	7.356%	11/16/32	BB-	400,575
750	Gilbert Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 6.400% spread), (11)	6.526%	10/15/30	Ba3	749,987
400	Neuberger Berman Loan Advisers CLO 28 Ltd, 144A, (3-Month LIBOR reference rate + 5.600% spread), (11)	5.734%	4/20/30	BB–	393,653
2,350	Total Asset-Backed Securities (cost $2,327,088)				2,333,877

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

15,619	Avaya Holdings Corp, (8)				$100,586

	Marine – 0.1% (0.1% of Total Investments)

603	ACBL HLDG CORP, (8)				12,663
2,243	ACBL HLDG CORP, (8)				56,450
1,706	ACBL HLDG CORP, (8)				50,327
8,972	American Commercial Barge Line LLC, (7)				2,898
	Total Marine				122,338

JRO	Nuveen Floating Rate Income Opportunity Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)			Value

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

6,824	American Commercial Barge Line LLC, (7)			$2,941

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

314	California Resources Corp			1,705

	Entertainment – 0.0% (0.0% of Total Investments)

138,768	Cineworld Warrant, (8)			54,397
	Total Warrants (cost $1,597,505)			281,967

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0% (0.0% of Total Investments)

	Marine – 0.0% (0.0% of Total Investments)

2,133	ACBL HLDG CORP, (8), (9)	0.000%	N/R	$53,681
2,428	ACBL HLDG CORP, (8), (9)	0.000%	N/R	71,626
	Total Marine			125,307
	Total Convertible Preferred Securities (cost $129,512)			125,307

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

13,466	Fieldwood Energy Inc, (8), (9)			$13
2,721	Fieldwood Energy Inc, (8), (9)			3
	Total Oil, Gas & Consumable Fuels			16
	Total Common Stock Rights (cost $384,387)			16
	Total Long-Term Investments (cost $656,730,468)			642,817,719

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 6.3% (3.9% of Total Investments)

	INVESTMENT COMPANIES – 6.3% (3.9% of Total Investments)

26,360,204	BlackRock Liquidity Funds T-Fund Portfolio	0.005% (12)		$26,360,204
	Total Short-Term Investments (cost $26,360,204)			26,360,204
	Total Investments (cost $683,090,672) – 160.7%			669,177,923
	Borrowings – (39.5)% (13), (14)			(164,500,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (17.9)% (15)			(74,674,414)
	Other Assets Less Liabilities – (3.3)%			(13,701,081)
	Net Assets Applicable to Common Shares – 100%			$416,302,428

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 24.6%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.2%.

(16)	Principal Amount (000) rounds to less than $1,000.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JSD	Nuveen Short Duration Credit Opportunities Fund Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 154.3% (95.8% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 138.5% (86.0% of Total Investments) (2)

	Aerospace & Defense – 1.8% (1.1% of Total Investments)

$209	Dynasty Acquisition Co., Inc., Term Loan B1	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	$202,825
113	Dynasty Acquisition Co., Inc., Term Loan B2	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	109,046
503	Maxar Technologies Ltd., Term Loan B	2.850%	1-Month LIBOR	2.750%	10/05/24	B	498,517
1,826	TransDigm, Inc., Term Loan F	2.342%	1-Month LIBOR	2.250%	12/09/25	Ba3	1,796,115
247	TransDigm, Inc., Term Loan G	2.342%	1-Month LIBOR	2.250%	8/22/24	Ba3	243,986
2,898	Total Aerospace & Defense						2,850,489

	Airlines – 2.4% (1.5% of Total Investments)

609	AAdvantage Loyalty IP Ltd., Term Loan	5.500%	3-Month LIBOR	4.750%	4/20/28	Ba2	626,886
157	American Airlines, Inc., Incremental Term Loan	2.093%	1-Month LIBOR	2.000%	12/14/23	Ba3	153,458
770	American Airlines, Inc., Term Loan, First Lien	1.840%	1-Month LIBOR	1.750%	1/29/27	Ba3	716,684
736	Kestrel Bidco, Inc., Term Loan B	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	712,296
700	SkyMiles IP Ltd., Term Loan B	4.750%	3-Month LIBOR	3.750%	10/20/27	Baa1	740,446
748	United Airlines, Inc., Term Loan B	4.500%	1-Month LIBOR	3.750%	4/21/28	Ba1	750,418
3,720	Total Airlines						3,700,188

	Auto Components – 1.8% (1.1% of Total Investments)

83	Adient US LLC, Term Loan B	3.592%	1-Month LIBOR	3.500%	4/08/28	BB–	82,588
909	Clarios Global LP, Term Loan B	3.342%	1-Month LIBOR	3.250%	4/30/26	B1	902,975
825	DexKo Global Inc., Term Loan	4.500%	1-Month LIBOR	3.500%	7/24/24	B1	825,614
497	Les Schwab Tire Centers, Term Loan B	4.000%	6-Month LIBOR	3.250%	11/02/27	B	497,915
449	Superior Industries International, Inc., Term Loan B, First Lien	4.092%	1-Month LIBOR	4.000%	5/23/24	Ba3	449,261
2,763	Total Auto Components						2,758,353

	Banks – 0.1% (0.0% of Total Investments)

126	iQor US, Inc., Exit Term Loan	7.589%	1-Month LIBOR	7.500%	9/15/27	N/R	128,937

	Beverages – 0.9% (0.6% of Total Investments)

408	Arterra Wines Canada, Inc., Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	407,950
312	City Brewing Company, LLC, Term Loan	4.250%	3-Month LIBOR	3.500%	4/05/28	B+	310,635
788	Triton Water Holdings, Inc, Term Loan	4.000%	3-Month LIBOR	3.500%	3/31/28	B1	783,037
1,508	Total Beverages						1,501,622

	Biotechnology – 0.6% (0.4% of Total Investments)

903	Grifols Worldwide Operations USA, Inc., Term Loan B	2.084%	1-Week LIBOR	2.000%	11/15/27	BB+	891,942

	Building Products – 1.9% (1.2% of Total Investments)

200	All-Star Bidco AB, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	199,750
755	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	754,755
69	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	68,551
310	LBM Acquisition LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	12/17/27	B+	307,710
100	Potters Industries, LLC, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	100,062
1,127	Quikrete Holdings, Inc., Term Loan, First Lien	2.592%	1-Month LIBOR	2.500%	1/31/27	BB–	1,114,541
107	Resideo Funding, Inc., Term Loan	2.750%	1-Month LIBOR	2.250%	2/12/28	BBB–	106,404
282	Resideo Funding, Inc., Term Loan	2.750%	3-Month LIBOR	2.250%	2/12/28	BBB–	281,407
2,950	Total Building Products						2,933,180

	Capital Markets – 2.0% (1.2% of Total Investments)

154	RPI Intermediate Finance Trust, Term Loan B1	1.842%	1-Month LIBOR	1.750%	2/11/27	BBB–	153,801
2,305	Sequa Mezzanine Holdings L.L.C., Extended Term Loan, (cash 6.750%, PIK 1.000%)	7.750%	3-Month LIBOR	6.750%	7/31/23	B–	2,338,583
611	Sequa Mezzanine Holdings L.L.C., Term Loan, Second Lien, (cash 5.000%, PIK 6.750%)	11.750%	3-Month LIBOR	10.750%	7/31/24	CCC–	602,672
3,070	Total Capital Markets						3,095,056

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Chemicals – 0.8% (0.5% of Total Investments)

$213	ASP Unifrax Holdings, Inc., Term Loan B	3.897%	3-Month LIBOR	3.750%	12/14/25	B–	$209,892
248	Atotech B.V., Term Loan B	3.000%	3-Month LIBOR	2.500%	3/18/28	B+	246,947
325	INEOS Styrolution US Holding LLC, Term Loan B	3.250%	1-Month LIBOR	2.750%	1/29/26	BB+	324,512
413	Ineos US Finance LLC, Term Loan B	2.107%	2-Month LIBOR	2.000%	3/31/24	BBB–	407,531
1,199	Total Chemicals						1,188,882

	Commercial Services & Supplies – 6.1% (3.8% of Total Investments)

249	Amentum Government Services Holdings LLC, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	250,310
356	Brand Energy & Infrastructure Services, Inc., Term Loan	5.250%	3-Month LIBOR	4.250%	6/21/24	B–	350,307
3,068	Delta 2 (LUX) S.a.r.l., Term Loan	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	3,049,752
288	Garda World Security Corporation, Term Loan B	4.340%	1-Month LIBOR	4.250%	10/30/26	BB+	288,567
649	GFL Environmental, Inc., Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	649,200
275	KAR Auction Services, Inc., Term Loan B6	2.375%	1-Month LIBOR	2.250%	9/19/26	Ba3	271,649
500	Madison IAQ LLC, Term Loan	3.750%	3-Month LIBOR	3.250%	6/21/28	B1	496,383
506	PAE Holding Corporation, Term Loan B	5.250%	1-Month LIBOR	4.500%	10/19/27	B	508,444
95	Prime Security Services Borrower, LLC, Term Loan	3.500%	1-Month LIBOR	2.750%	9/23/26	BB–	94,141
122	Prime Security Services Borrower, LLC, Term Loan	3.500%	3-Month LIBOR	2.750%	9/23/26	BB–	121,951
122	Prime Security Services Borrower, LLC, Term Loan	3.500%	6-Month LIBOR	2.750%	9/23/26	BB–	121,951
422	Robertshaw US Holding Corp, Term Loan, First Lien	4.500%	1-Month LIBOR	3.500%	2/28/25	CCC+	406,909
70	Sabert Corporation, Term Loan B	5.500%	1-Month LIBOR	4.500%	12/10/26	B	70,321
499	Spin Holdco, Inc., Term Loan	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	498,999
1,278	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	2.500%	2/28/25	B–	1,303,022
289	West Corporation, Term Loan B1	4.500%	3-Month LIBOR	3.500%	10/10/24	BB+	279,392
730	WEX, Inc., Term Loan	2.342%	1-Month LIBOR	2.250%	4/01/28	Ba2	722,728
9,518	Total Commercial Services & Supplies						9,484,026

	Communications Equipment – 1.8% (1.1% of Total Investments)

857	CommScope, Inc., Term Loan B	3.342%	1-Month LIBOR	3.250%	4/04/26	Ba3	850,061
25	MetroNet Systems Holdings, LLC, Delayed Draw Term Loan, (5)	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	25,053
225	MetroNet Systems Holdings, LLC, Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	225,478
479	MLN US HoldCo LLC, Term Loan, First Lien	4.603%	1-Month LIBOR	4.500%	11/30/25	B3	437,558
512	Plantronics Inc, Term Loan B	2.592%	1-Month LIBOR	2.500%	7/02/25	Ba2	502,282
2	Riverbed Technology, Inc., Term Loan B	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	1,743
730	Riverbed Technology, Inc., Term Loan B	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	691,926
66	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	65,735
2,896	Total Communications Equipment						2,799,836

	Construction & Engineering – 2.0% (1.2% of Total Investments)

225	AECOM Technology Corporation , Term Loan B	1.842%	1-Month LIBOR	1.750%	4/13/28	BBB–	224,859
310	Aegion Corporation, Term Loan	5.500%	3-Month LIBOR	4.750%	5/17/28	B	313,100
937	Brown Group Holding, LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	6/07/28	B+	931,415
250	Osmose Utilities Services, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	6/17/28	B	248,126
142	Pike Corporation, Incremental Term Loan B	3.100%	1-Month LIBOR	3.000%	1/21/28	Ba3	141,840
1,218	Traverse Midstream Partners LLC, Term Loan	6.500%	1-Month LIBOR	5.500%	9/27/24	B	1,220,351
3,082	Total Construction & Engineering						3,079,691

	Containers & Packaging – 1.6% (1.0% of Total Investments)

660	Berry Global, Inc., Term Loan Z	1.850%	1-Month LIBOR	1.750%	7/01/26	BBB–	653,195
722	Reynolds Consumer Products LLC, Term Loan	1.842%	1-Month LIBOR	1.750%	2/04/27	BBB–	715,112
448	Reynolds Group Holdings, Inc., Term Loan B2	3.342%	1-Month LIBOR	3.250%	2/05/26	B+	443,113
142	TricorBraun Holdings, Inc., Delayed Draw Term Loan, (5)	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	141,102
633	TricorBraun Holdings, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	627,315
2,605	Total Containers & Packaging						2,579,837

	Distributors – 0.6% (0.4% of Total Investments)

500	Core & Main LP, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba3	495,937
407	Univar Solutions USA, Inc., Term Loan B6	2.092%	1-Month LIBOR	2.000%	6/03/28	BBB–	404,245
907	Total Distributors						900,182

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Consumer Services – 0.8% (0.5% of Total Investments)

$970	Cengage Learning, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	6/29/26	B	$970,936
367	Sotheby’s, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/15/27	B+	367,502
1,337	Total Diversified Consumer Services						1,338,438

	Diversified Financial Services – 1.5% (0.9% of Total Investments)

147	Avaya Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	146,782
817	Ditech Holding Corporation, Term Loan, (6)	0.000%	N/A	N/A	6/30/22	N/R	164,657
250	Fleetcor Technologies Operating Company, LLC, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/30/28	BB+	248,482
219	GT Polaris, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	9/24/27	BB–	219,257
331	Lions Gate Capital Holdings LLC, Term Loan B	2.342%	1-Month LIBOR	2.250%	3/24/25	Ba2	328,081
752	Verscend Holding Corp., Term Loan B	4.092%	1-Month LIBOR	4.000%	8/27/25	BB–	752,128
500	Vision Solutions, Inc., Term Loan, First Lien	5.000%	3-Month LIBOR	4.250%	3/04/28	N/R	498,790
3,016	Total Diversified Financial Services						2,358,177

	Diversified Telecommunication Services – 4.2% (2.6% of Total Investments)

376	Altice France S.A., Term Loan B12	3.814%	3-Month LIBOR	3.688%	1/31/26	B	371,515
1,354	Altice France S.A., Term Loan B13	4.155%	3-Month LIBOR	4.000%	8/14/26	B	1,352,706
2,589	CenturyLink, Inc., Term Loan B	2.342%	1-Month LIBOR	2.250%	3/15/27	BBB–	2,551,700
431	Connect Finco Sarl, Term Loan B	4.500%	1-Month LIBOR	3.500%	12/12/26	B+	431,487
1,186	Frontier Communications Corp., DIP Term Loan B	4.500%	N/A	N/A	10/08/27	BB+	1,187,054
34	GTT Communications, Inc., Delayed Draw Term Loan, (6)	6.000%	1-Month LIBOR	5.000%	12/28/21	CCC+	35,029
195	Intelsat Jackson Holdings S.A., Term Loan B4, (6)	8.750%	Prime	5.500%	1/02/24	N/R	199,064
312	Intelsat Jackson Holdings S.A., Term Loan B5, (6)	8.625%	N/A	N/A	1/02/24	N/R	318,224
98	Zayo Group Holdings, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	3/09/27	B1	96,526
6,575	Total Diversified Telecommunication Services						6,543,305

	Electric Utilities – 0.7% (0.5% of Total Investments)

367	ExGen Renewables IV, LLC, Term Loan	3.500%	3-Month LIBOR	2.500%	12/15/27	BB–	366,484
247	Pacific Gas & Electric Company, Term Loan	3.500%	3-Month LIBOR	3.000%	6/23/25	BB	241,570
568	Vistra Operations Company LLC, Term Loan B3, First Lien	1.841%	1-Month LIBOR	1.750%	12/31/25	BBB–	561,010
1,182	Total Electric Utilities						1,169,064

	Electrical Equipment – 1.2% (0.7% of Total Investments)

717	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	708,062
1,120	Ingram Micro, Inc., Term Loan B	4.000%	3-Month LIBOR	3.500%	7/02/28	BB	1,122,240
1,837	Total Electrical Equipment						1,830,302

	Electronic Equipment, Instruments & Components – 0.2% (0.2% of Total Investments)

405	TTM Technologies, Inc., Term Loan	2.600%	1-Month LIBOR	2.500%	9/28/24	BB+	404,520

	Entertainment – 2.3% (1.4% of Total Investments)

177	AMC Entertainment Holdings, Inc., Term Loan B, (DD1)	3.103%	1-Month LIBOR	3.000%	4/22/26	B–	157,838
115	Crown Finance US, Inc., Incremental Term Loan	3.750%	6-Month LIBOR	2.750%	9/20/26	CCC	92,975
1,131	Crown Finance US, Inc., Term Loan	3.500%	6-Month LIBOR	2.500%	2/28/25	CCC	920,630
428	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	2.600%	1-Month LIBOR	2.500%	7/03/25	BB–	426,384
400	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	5.500%	1-Month LIBOR	4.500%	7/06/26	B3	401,332
168	NASCAR Holdings, Inc, Term Loan B	2.842%	1-Month LIBOR	2.750%	10/18/26	BB	166,745
745	Virgin Media Bristol LLC, Term Loan Q	3.343%	1-Month LIBOR	3.250%	1/31/29	BB+	742,620
671	William Morris Endeavor Entertainment, LLC, Term Loan, First Lien	2.850%	1-Month LIBOR	2.750%	5/16/25	B	654,000
3,835	Total Entertainment						3,562,524

	Equity Real Estate Investment Trust – 0.4% (0.2% of Total Investments)

585	Realogy Group LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	2/08/25	Ba1	570,195

	Food & Staples Retailing – 1.2% (0.7% of Total Investments)

70	BJ’s Wholesale Club, Inc., Term Loan, First Lien	2.100%	1-Month LIBOR	2.000%	2/03/24	BB+	70,209

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Food & Staples Retailing (continued)

$1,776	US Foods, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	6/27/23	BB–	$1,755,908
1,846	Total Food & Staples Retailing						1,826,117

	Food Products – 0.6% (0.4% of Total Investments)

505	American Seafoods Group LLC, Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	8/21/23	BB–	504,357
4	American Seafoods Group LLC, Term Loan, First Lien	3.750%	3-Month LIBOR	2.750%	8/21/23	BB–	3,371
149	Froneri International Ltd., Term Loan	2.342%	1-Month LIBOR	2.250%	1/31/27	B+	146,022
294	UTZ Quality Foods, LLC, Term Loan B	3.092%	1-Month LIBOR	3.000%	1/20/28	B1	293,286
952	Total Food Products						947,036

	Health Care Equipment & Supplies – 2.0% (1.2% of Total Investments)

1,334	Carestream Health, Inc., Extended Term Loan	7.750%	3-Month LIBOR	6.750%	5/08/23	B1	1,343,234
451	Greatbatch Ltd., Term Loan B	3.500%	1-Month LIBOR	2.500%	10/27/22	B+	451,105
178	Lifescan Global Corporation, Term Loan, First Lien	6.146%	3-Month LIBOR	6.000%	10/01/24	B	176,773
530	Viant Medical Holdings, Inc., Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	7/02/25	B3	513,780
707	Vyaire Medical, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	4/30/25	B3	615,107
3,200	Total Health Care Equipment & Supplies						3,099,999

	Health Care Providers & Services – 8.4% (5.2% of Total Investments)

488	ADMI Corp., Term Loan B2	3.625%	1-Month LIBOR	3.125%	12/23/27	B	480,339
597	AHP Health Partners, Inc., Term Loan	4.750%	1-Month LIBOR	3.750%	6/30/25	B1	598,846
137	Air Methods Corporation, Term Loan B	4.500%	3-Month LIBOR	3.500%	4/21/24	B	134,244
558	BW NHHC Holdco, Inc., Term Loan, First Lien	5.155%	3-Month LIBOR	5.000%	5/15/25	Caa1	512,302
199	DaVita, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	8/12/26	BBB–	196,947
390	Envision Healthcare Corporation, Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	10/10/25	CCC+	335,084
500	Gates Global LLC, Term Loan B3	3.500%	1-Month LIBOR	2.750%	3/31/27	B+	498,005
798	Gentiva Health Services, Inc., Term Loan	2.875%	1-Month LIBOR	2.750%	7/02/25	B+	796,305
995	Global Medical Response, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	997,751
25	National Mentor Holdings, Inc., Delayed Draw Term Loan, (5)	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	25,064
107	National Mentor Holdings, Inc., Term Loan	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	107,282
120	National Mentor Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	3/02/28	B1	120,003
8	National Mentor Holdings, Inc., Term Loan C	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	7,595
655	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	661,223
923	Phoenix Guarantor Inc, Term Loan B	3.339%	1-Month LIBOR	3.250%	3/05/26	B1	912,956
499	Phoenix Guarantor Inc, Term Loan B3	3.596%	1-Month LIBOR	3.500%	3/05/26	B1	494,029
103	Quorum Health Corporation, Term Loan, (6)	7.500%	3-Month LIBOR	6.500%	4/29/25	B–	104,041
2,056	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (DD1)	3.842%	1-Month LIBOR	3.750%	11/16/25	B1	2,040,805
1,201	Select Medical Corporation, Term Loan B	2.350%	1-Month LIBOR	2.250%	3/06/25	Ba2	1,186,501
1,335	Surgery Center Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	8/31/26	B1	1,336,545
1,121	Team Health Holdings, Inc., Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	2/06/24	B	1,087,664
498	US Radiology Specialists, Inc., Term Loan	6.250%	3-Month LIBOR	5.500%	12/15/27	B–	501,542
13,313	Total Health Care Providers & Services						13,135,073

	Health Care Technology – 1.9% (1.2% of Total Investments)

953	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	CCC+	935,945
1,152	Change Healthcare Holdings LLC, Term Loan B	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	1,150,645
34	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	34,212
837	Zelis Healthcare Corporation, Term Loan	3.601%	1-Month LIBOR	3.500%	9/30/26	B	833,998
2,976	Total Health Care Technology						2,954,800

	Hotels, Restaurants & Leisure – 15.6% (9.8% of Total Investments)

2,540	B.C. Unlimited Liability Company, Term Loan B4	1.842%	1-Month LIBOR	1.750%	11/19/26	BB+	2,494,573
235	24 Hour Fitness Worldwide, Inc., Exit Term Loan, (cash 1.000%, PIK 5.000%)	6.000%	3-Month LIBOR	5.000%	12/29/25	B3	206,290
198	Alterra Mountain Co, Term Loan	5.500%	1-Month LIBOR	4.500%	8/01/26	B	197,872
215	Boyd Gaming Corporation, Term Loan B3	2.334%	1-Week LIBOR	2.250%	9/15/23	BB	214,326

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Hotels, Restaurants & Leisure (continued)
$372	Caesars Resort Collection, LLC, Term Loan B1	4.592%	1-Month LIBOR	4.500%	7/20/25	B+	$373,010
3,815	Caesars Resort Collection, LLC, Term Loan, First Lien B	2.842%	1-Month LIBOR	2.750%	12/22/24	B+	3,776,916

365	Carnival Corporation, Term Loan B	3.750%	1-Month LIBOR	3.000%	6/30/25	Ba2	363,077
484	Churchill Downs Incorporated, Incremental Term Loan B1	2.100%	1-Month LIBOR	2.000%	3/17/28	BBB–	478,676
1,587	CityCenter Holdings, LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	1,584,595
1,610	ClubCorp Holdings, Inc., Term Loan B	2.897%	3-Month LIBOR	2.750%	9/18/24	B–	1,526,270
172	Crown Finance US, Inc., Term Loan B1, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	214,183
2,020	Equinox Holdings, Inc., Term Loan, First Lien	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	1,877,536
2,018	Golden Nugget, Inc., Incremental Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	2,000,851
127	Hilton Worldwide Finance, LLC, Term Loan B2	1.839%	1-Month LIBOR	1.750%	6/21/26	BBB–	125,874
1,169	IRB Holding Corp, Fourth Amendment Incremental Term Loan	4.250%	3-Month LIBOR	3.250%	12/15/27	B	1,166,933
1,293	Life Time Fitness Inc , Term Loan B	5.750%	3-Month LIBOR	4.750%	12/15/24	B–	1,294,315
428	PCI Gaming Authority, Term Loan	2.592%	1-Month LIBOR	2.500%	5/31/26	BBB–	424,954
873	Penn National Gaming, Inc., Term Loan B, First Lien	3.000%	1-Month LIBOR	2.250%	10/15/25	BB–	866,870
2,222	Scientific Games International, Inc., Term Loan B5	2.842%	1-Month LIBOR	2.750%	8/14/24	B+	2,192,259
234	SeaWorld Parks & Entertainment, Inc., Term Loan B5	3.750%	1-Month LIBOR	3.000%	3/31/24	B2	232,545
1,506	Stars Group Holdings B.V. (The), Incremental Term Loan, (DD1)	3.647%	3-Month LIBOR	3.500%	7/21/26	BBB	1,496,722
1,456	Station Casinos LLC, Term Loan B	3.250%	1-Month LIBOR	2.250%	2/08/27	BB–	1,434,359
24,939	Total Hotels, Restaurants & Leisure						24,543,006

	Household Durables – 0.8% (0.5% of Total Investments)

122	Apex Tool Group, LLC, Term Loan B	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	122,711
300	Osmosis Debt Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	300,328
47	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B	47,700
581	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B–	552,572
139	Weber-Stephen Products LLC, Term Loan B	4.000%	1-Month LIBOR	3.250%	10/30/27	B1	138,973
35	Weber-Stephen Products LLC, Term Loan B	5.500%	Prime	2.250%	10/30/27	B1	34,962
1,224	Total Household Durables						1,197,246

	Household Products – 0.4% (0.3% of Total Investments)

290	Illuminate Merger Sub Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	288,279
367	Reynolds Group Holdings, Inc., Term Loan	2.842%	1-Month LIBOR	2.750%	2/05/23	B+	366,705
657	Total Household Products						654,984

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

326	WIN Waste Innovations Holdings, Inc., Term Loan B	3.250%	3-Month LIBOR	2.750%	3/25/28	B+	324,885

	Insurance – 2.5% (1.6% of Total Investments)

1,510	Acrisure, LLC, Term Loan B	3.607%	2-Month LIBOR	3.500%	2/15/27	B	1,485,704
499	Alliant Holdings Intermediate, LLC, Term Loan B3	4.250%	1-Month LIBOR	3.750%	11/06/27	B	499,262
850	Asurion LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	847,076
350	Asurion LLC, Term Loan B8	3.342%	1-Month LIBOR	3.250%	12/23/26	Ba3	344,153
634	Hub International Limited, Term Loan B	2.875%	3-Month LIBOR	2.750%	4/25/25	B	625,840
174	Ryan Specialty Group, LLC, Term Loan	3.750%	1-Month LIBOR	3.000%	9/01/27	BB–	173,308
4,017	Total Insurance						3,975,343

	Interactive Media & Services – 1.8% (1.1% of Total Investments)

1,020	Arches Buyer, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	12/06/27	B1	1,015,133
789	Rackspace Technology Global, Inc., Term Loan, (DD1)	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	780,831
973	WeddingWire, Inc., Term Loan, First Lien	4.629%	3-Month LIBOR	4.500%	12/21/25	B+	973,716
2	WeddingWire, Inc., Term Loan, First Lien	4.607%	2-Month LIBOR	4.500%	12/21/25	B+	2,503
2,784	Total Interactive Media & Services						2,772,183

	Internet & Direct Marketing Retail – 0.5% (0.3% of Total Investments)

748	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	747,541

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Internet Software & Services – 1.3% (0.8% of Total Investments)

$264	Banff Merger Sub Inc, Term Loan	3.842%	1-Month LIBOR	3.750%	10/02/25	B2	$262,067
1,706	Greeneden U.S. Holdings II, LLC, Term Loan B4	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	1,709,909
1,970	Total Internet Software & Services						1,971,976

	IT Services – 6.1% (3.8% of Total Investments)

929	Ahead Data Blue, LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	10/16/27	B+	930,867
199	DTI Holdco, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	9/30/23	CCC+	193,469
1	DTI Holdco, Inc., Term Loan B	5.750%	1-Month LIBOR	4.750%	9/30/23	CCC+	510
1,674	Intrado Corporation, Term Loan	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	1,635,353
482	KBR, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	2/07/27	Ba1	481,707
750	Magenta Buyer LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	747,424
292	NeuStar, Inc., Term Loan B4	4.500%	3-Month LIBOR	3.500%	8/08/24	B+	285,718
51	NeuStar, Inc., Term Loan B5	5.500%	3-Month LIBOR	4.500%	8/08/24	B+	50,301
250	Project Ruby Ultimate Parent Corp., Term Loan	4.000%	1-Month LIBOR	3.250%	3/10/28	B	248,354
1,234	Sabre GLBL, Inc., Term Loan B	2.092%	1-Month LIBOR	2.000%	2/22/24	Ba3	1,208,400
1,817	Syniverse Holdings, Inc., Term Loan, First Lien	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	1,798,570
1,145	Syniverse Holdings, Inc., Term Loan, Second Lien	10.000%	3-Month LIBOR	9.000%	3/11/24	CCC–	1,133,733
845	Tempo Acquisition LLC, Extended Term Loan	3.750%	1-Month LIBOR	3.250%	10/31/26	BB–	845,010
9,669	Total IT Services						9,559,416

	Leisure Products – 0.4% (0.3% of Total Investments)

160	Hayward Industries, Inc., Term Loan	3.250%	1-Month LIBOR	2.750%	5/28/28	BB–	158,709
36	SRAM, LLC , Term Loan B	3.250%	1-Month LIBOR	2.750%	5/18/28	BB–	36,227
364	SRAM, LLC , Term Loan B	3.250%	6-Month LIBOR	2.750%	5/18/28	BB–	362,273
91	SRAM, LLC , Term Loan B	3.250%	3-Month LIBOR	2.750%	5/18/28	BB–	90,568
651	Total Leisure Products						647,777

	Life Sciences Tools & Services – 5.4% (3.3% of Total Investments)

1,601	ICON Luxembourg Sarl, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,599,655
399	Indigo Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	398,555
2,163	Parexel International Corporation, Term Loan B	2.842%	1-Month LIBOR	2.750%	9/27/24	B2	2,159,111
4,282	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	4,276,127
8,445	Total Life Sciences Tools & Services						8,433,448

	Machinery – 1.9% (1.2% of Total Investments)

738	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	738,558
199	Blount International, Inc., Term Loan B	4.750%	1-Month LIBOR	3.750%	4/12/23	B2	199,527
77	Gardner Denver, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	1/31/27	BB+	76,799
684	Gardner Denver, Inc., Term Loan B2	1.842%	1-Month LIBOR	1.750%	2/28/27	BB+	673,146
776	Vertical Midco GmbH, Term Loan B, (DD1)	4.404%	6-Month LIBOR	4.250%	7/31/27	B+	775,117
494	Vertiv Group Corporation, Term Loan B	2.851%	1-Month LIBOR	2.750%	3/02/27	B+	489,794
2,968	Total Machinery						2,952,941

	Marine – 0.5% (0.3% of Total Investments)

986	HGIM Corp., Exit Term Loan, (DD1)	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa3	735,484

	Media – 12.3% (7.6% of Total Investments)

65	Checkout Holding Corp., First Out Term Loan	8.500%	3-Month LIBOR	7.500%	2/15/23	N/R	63,240
112	Checkout Holding Corp., Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	3-Month LIBOR	1.000%	8/15/23	N/R	61,972
2,261	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.629%	3-Month LIBOR	3.500%	8/21/26	B1	2,198,969
218	CSC Holdings, LLC, Incremental Term Loan	2.343%	1-Month LIBOR	2.250%	1/15/26	BB	214,364
712	CSC Holdings, LLC, Term Loan B1	2.343%	1-Month LIBOR	2.250%	7/17/25	BB	702,377
1,508	CSC Holdings, LLC, Term Loan B5	2.593%	1-Month LIBOR	2.500%	4/15/27	BB	1,491,599
113	Cumulus Media New Holdings, Inc., Term Loan B	4.750%	3-Month LIBOR	3.750%	3/31/26	B	113,176
488	Diamond Sports Group, LLC, Term Loan	3.350%	1-Month LIBOR	3.250%	8/24/26	CCC+	269,669
1,752	Directv Financing LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	1,750,695
489	E.W. Scripps Company (The), Term Loan B2	3.313%	1-Month LIBOR	2.562%	5/01/26	BB	486,418
92	Entercom Media Corp., Term Loan	2.588%	3-Month LIBOR	2.500%	11/17/24	BB–	91,170
415	Gray Television, Inc., Term Loan B	2.350%	1-Month LIBOR	2.250%	2/07/24	BB+	412,415
3	Houghton Mifflin Harcourt Publishers Inc, Term Loan	7.250%	N/A	N/A	11/22/24	BB+	3,008
1,293	iHeartCommunications, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	5/01/26	B+	1,277,750
916	Intelsat Jackson Holdings S.A., DIP Term Loan, (6)	3.600%	3-Month LIBOR	5.500%	7/13/21	N/R	925,989

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)
$2,437	Intelsat Jackson Holdings S.A., Term Loan B3, (6)	8.000%	Prime	4.750%	11/27/23	N/R	$2,481,881
149	LCPR Loan Financing LLC, Term Loan B	3.843%	1-Month LIBOR	3.750%	10/15/28	BB+	149,699
600	Mav Acquisition Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	594,600
198	Meredith Corporation, Incremental Term Loan B	5.250%	3-Month LIBOR	4.250%	1/31/25	BB–	202,414
939	Meredith Corporation, Term Loan B2	2.592%	1-Month LIBOR	2.500%	1/31/25	BB–	933,781
817	Nexstar Broadcasting, Inc., Term Loan B3	2.337%	3-Month LIBOR	2.250%	1/17/24	BBB–	812,793
517	Nexstar Broadcasting, Inc., Term Loan B4	2.600%	1-Month LIBOR	2.500%	9/19/26	BBB–	513,405
104	Red Ventures, LLC, Term Loan B2	2.592%	1-Month LIBOR	2.500%	11/08/24	BB	101,919
335	Sinclair Television Group, Inc., Term Loan B1	2.350%	1-Month LIBOR	2.250%	1/03/24	Ba2	331,727
344	Sinclair Television Group, Inc., Term Loan B2B	2.600%	1-Month LIBOR	2.500%	9/30/26	Ba2	339,468
456	Springer Nature Deutschland GmbH, Term Loan B18	3.750%	1-Month LIBOR	3.000%	8/14/26	B+	455,247
1,213	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	1,212,490
1,097	Ziggo Financing Partnership, Term Loan I	2.593%	1-Month LIBOR	2.500%	4/30/28	BB	1,080,151
19,643	Total Media						19,272,386

	Multiline Retail – 0.9% (0.6% of Total Investments)

233	Belk, Inc., Term Loan	8.500%	3-Month LIBOR	7.500%	7/31/25	B–	234,403
1,026	Belk, Inc., Term Loan, (cash 5.135%, PIK 8.000%)	13.135%	3-Month LIBOR	13.000%	7/31/25	CCC–	784,478
473	EG America LLC, Term Loan	4.147%	3-Month LIBOR	4.000%	2/05/25	B–	470,561
1,732	Total Multiline Retail						1,489,442

	Office Electronics – 0.0% (0.0% of Total Investments)

63	Pitney Bowes, Inc., Term Loan B	4.100%	1-Month LIBOR	4.000%	3/19/28	BBB–	63,129

	Oil, Gas & Consumable Fuels – 3.3% (2.0% of Total Investments)

715	BCP Renaissance Parent LLC, Term Loan B	4.500%	3-Month LIBOR	3.500%	11/01/24	B+	707,406
840	Buckeye Partners, L.P., Term Loan B	2.354%	1-Month LIBOR	2.250%	11/01/26	BBB-	832,738
443	Fieldwood Energy LLC, DIP Delayed Draw Term Loan, (5), (6)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	460,636
4,159	Fieldwood Energy LLC, Exit Term Loan, First Lien, (DD1), (6)	0.000%	N/A	N/A	4/11/22	N/R	2,245,226
1,811	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	202,238
856	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	721,066
8,824	Total Oil, Gas & Consumable Fuels						5,169,310

	Paper & Forest Products – 1.0% (0.6% of Total Investments)

704	Asplundh Tree Expert, LLC, Term Loan B	1.842%	1-Month LIBOR	1.750%	9/04/27	BBB–	698,234
423	Charter Next Generation Inc, Term Loan	4.770%	1-Month LIBOR	3.750%	12/01/27	N/R	423,051
442	Post Holdings, Inc., Term Loan B	4.750%	1-Month LIBOR	4.000%	10/21/24	B+	444,759
1,569	Total Paper & Forest Products						1,566,044

	Personal Products – 1.7% (1.1% of Total Investments)

250	Conair Holdings, LLC, Term Loan B	4.250%	3-Month LIBOR	3.750%	5/17/28	B1	249,649
81	Coty, Inc., Term Loan B	2.352%	1-Month LIBOR	2.250%	4/05/25	B	78,190
330	Journey Personal Care Corp., Term Loan B	5.000%	3-Month LIBOR	4.250%	3/01/28	B	330,929
383	Kronos Acquisition Holdings, Inc., Term Loan B	4.250%	3-Month LIBOR	3.750%	12/22/26	B2	379,222
2,158	Revlon Consumer Products Corporation, Term Loan B, (DD1), (7)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	1,699,036
3,202	Total Personal Products						2,737,026

	Pharmaceuticals – 6.9% (4.3% of Total Investments)

1,795	Bausch Health Companies, Inc., Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	6/02/25	BB	1,784,720
764	Bausch Health Companies, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	11/27/25	BB	757,744
490	Catalent Pharma Solutions, Inc., Term Loan B3	2.500%	1-Month LIBOR	2.000%	2/22/28	BBB–	491,492
320	Elanco Animal Health Incorporated, Term Loan B	1.850%	1-Month LIBOR	1.750%	8/01/27	Baa3	314,150
1,290	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	1,263,600
807	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB–	807,857
2,000	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	4/22/28	BB+	2,005,000
2,023	Mallinckrodt International Finance S.A., Term Loan B, (DD1), (6)	6.000%	6-Month LIBOR	5.250%	9/24/24	D	1,971,626
490	Mallinckrodt International Finance S.A., Term Loan B, (6)	6.250%	1-Month LIBOR	5.500%	2/24/25	D	476,325

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals (continued)
$1,000	Organon & Co, Term Loan	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	$998,855
10,979	Total Pharmaceuticals						10,871,369

	Professional Services – 2.0% (1.3% of Total Investments)

963	Ceridian HCM Holding, Inc., Term Loan B	2.584%	1-Week LIBOR	2.500%	4/30/25	B+	947,892
320	Creative Artists Agency, LLC , Term Loan B	3.842%	1-Month LIBOR	3.750%	11/26/26	B	317,148
418	Dun & Bradstreet Corporation (The), Term Loan	3.336%	1-Month LIBOR	3.250%	2/08/26	BB+	414,673
727	EAB Global Inc, Term Loan	4.103%	1-Month LIBOR	3.500%	8/16/28	B–	723,226
200	Nielsen Consumer, Inc., Term Loan B	4.103%	1-Month LIBOR	4.000%	3/05/28	BB	199,518
586	Nielsen Finance LLC, Term Loan B4	2.103%	1-Month LIBOR	2.000%	10/04/23	BBB–	585,366
3,214	Total Professional Services						3,187,823

	Real Estate Management & Development – 1.5% (0.9% of Total Investments)

1,293	Brookfield Property REIT, Inc., Term Loan A2	3.092%	1-Month LIBOR	3.000%	8/24/23	BB+	1,283,491
995	North American Lifting Holdings, Inc., Priority Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	1,041,019
2,288	Total Real Estate Management & Development						2,324,510

	Road & Rail – 2.3% (1.4% of Total Investments)

373	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	372,017
218	First Student Bidco Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	217,035
593	First Student Bidco Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB+	589,087
987	Genesee & Wyoming, Inc., Term Loan	2.147%	3-Month LIBOR	2.000%	12/30/26	BB+	979,600
630	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	626,587
119	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	118,090
28	Savage Enterprises LLC, Term Loan B	3.100%	1-Month LIBOR	3.000%	8/01/25	BB	27,644
722	XPO Logistics, Inc., Term Loan B	1.881%	3-Month LIBOR	1.750%	2/23/25	BBB–	716,714
3,670	Total Road & Rail						3,646,774

	Semiconductors & Semiconductor Equipment – 0.7% (0.5% of Total Investments)

33	Bright Bidco B.V., Term Loan B, (DD1)	4.500%	3-Month LIBOR	3.500%	6/30/24	CCC	26,700
436	CMC Materials, Inc., Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	BBB–	434,767
701	ON Semiconductor Corporation, Term Loan B	2.092%	1-Month LIBOR	2.000%	9/19/26	Baa3	694,509
1,170	Total Semiconductors & Semiconductor Equipment						1,155,976

	Software – 12.4% (7.7% of Total Investments)

661	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	663,559
835	Blackboard, Inc., Term Loan B5	7.000%	3-Month LIBOR	6.000%	6/30/24	B1	841,806
412	By Crown Parent, LLC, Term Loan B1	4.000%	1-Month LIBOR	3.000%	1/30/26	B1	410,389
256	Camelot U.S. Acquisition 1 Co., Term Loan B	3.092%	1-Month LIBOR	3.000%	10/31/26	B1	253,955
1,247	Delta TopCo, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	12/01/27	B2	1,247,916
243	Dynatrace LLC, Term Loan, First Lien	2.342%	1-Month LIBOR	2.250%	8/23/25	BB+	241,533
1,627	Epicor Software Corporation, Term Loan	4.000%	1-Month LIBOR	3.250%	7/31/27	B2	1,624,049
686	Finastra USA, Inc., Term Loan, First Lien	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	676,272
157	Greenway Health, LLC, Term Loan, First Lien	4.750%	3-Month LIBOR	3.750%	2/16/24	B–	150,923
1,161	Informatica LLC,, Term Loan B	3.342%	1-Month LIBOR	3.250%	2/14/27	B1	1,150,264
347	iQor US, Inc., Second Out Term Loan	8.500%	3-Month LIBOR	7.500%	11/19/25	CCC+	343,264
447	MA FinanceCo., LLC, Term Loan B	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	449,857
394	MA FinanceCo., LLC, Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	389,537
750	McAfee, LLC, Term Loan B	3.840%	1-Month LIBOR	3.750%	9/29/24	BB	750,621
133	Mitchell International, Inc., Term Loan, Second Lien	7.342%	1-Month LIBOR	7.250%	11/30/25	CCC	134,145
442	Perforce Software, Inc., Term Loan B	3.842%	1-Month LIBOR	3.750%	7/01/26	B2	437,610
750	Polaris Newco LLC, Term Loan B	4.500%	6-Month LIBOR	4.000%	6/04/28	B2	750,383
690	Proofpoint Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	684,135
550	RealPage, Inc, Term Loan, First Lien	3.750%	1-Month LIBOR	3.250%	4/22/28	B+	547,355
2,662	Seattle Spinco, Inc., Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	2,630,636
545	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	545,349
444	SS&C European Holdings Sarl, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	438,067
972	SS&C Technologies Inc., Term Loan B5	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	958,914
560	SS&C Technologies, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	552,986
443	Tibco Software, Inc., Term Loan B3	3.850%	1-Month LIBOR	3.750%	7/03/26	B+	439,382
712	Ultimate Software Group Inc(The), Incremental Term Loan	4.000%	3-Month LIBOR	3.250%	5/03/26	B1	712,618
491	Ultimate Software Group Inc(The), Term Loan B	3.842%	1-Month LIBOR	3.750%	5/03/26	B1	491,579

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)
$552	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	2/01/26	BB	$553,163
277	ZoomInfo LLC, Term Loan B, (DD1)	3.092%	3-Month LIBOR	3.000%	2/01/26	BB	276,582
19,446	Total Software						19,346,849

	Specialty Retail – 3.2% (2.0% of Total Investments)

374	Academy, Ltd., Term Loan	4.500%	1-Month LIBOR	3.750%	5/01/69	N/R	374,764
360	Birkenstock US BidCo Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	359,699
550	Jo-Ann Stores, Inc., Term Loan B1	5.500%	3-Month LIBOR	4.750%	6/30/28	B	548,419
137	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	135,731
69	LBM Acquisition LLC, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	B+	67,865
580	Mattress Firm Inc, Term Loan B	6.250%	6-Month LIBOR	5.250%	11/25/27	B+	590,850
2,750	PetSmart, Inc., Term Loan B	4.500%	6-Month LIBOR	3.750%	2/12/28	BB–	2,752,406
203	Staples, Inc., Term Loan	5.176%	3-Month LIBOR	5.000%	4/12/26	B	197,707
5,023	Total Specialty Retail						5,027,441

	Technology Hardware, Storage & Peripherals – 2.0% (1.2% of Total Investments)

629	Conduent Business Services, LLC, Term Loan A	1.842%	1-Month LIBOR	1.750%	12/07/22	BB–	624,738
990	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25	BBB–	989,444
391	NCR Corporation, Term Loan	2.630%	3-Month LIBOR	2.500%	8/28/26	BB+	383,669
499	Peraton Corp., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/01/28	BB–	499,062
263	Tech Data Corporation, Term Loan	3.592%	1-Month LIBOR	3.500%	7/01/25	BBB–	263,533
364	Western Digital Corporation, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/29/23	Baa2	364,085
3,136	Total Technology Hardware, Storage & Peripherals						3,124,531

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

270	CBI Buyer, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	1/06/28	B1	268,211

	Transportation Infrastructure – 0.6% (0.3% of Total Investments)

487	Atlantic Aviation FBO, Inc., Term Loan B	3.850%	1-Month LIBOR	3.750%	12/06/25	BB	485,825
400	KKR Apple Bidco LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	397,688
887	Total Transportation Infrastructure						883,513

	Wireless Telecommunication Services – 0.3% (0.2% of Total Investments)

500	GOGO Intermediate Holdings LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	4/30/28	B–	498,518
$224,204	Total Variable Rate Senior Loan Interests (cost $218,667,569)						216,780,853

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 12.2% (7.6% of Total Investments)

	Auto Components – 0.8% (0.5% of Total Investments)

$730	Adient Global Holdings Ltd, 144A			4.875%	8/15/26	B	$746,425
530	Adient US LLC, 144A			9.000%	4/15/25	BB–	579,396
1,260	Total Auto Components						1,325,821

	Chemicals – 0.3% (0.2% of Total Investments)

230	Olin Corp, 144A			9.500%	6/01/25	BB	287,212
200	Rayonier AM Products Inc, 144A			7.625%	1/15/26	B1	205,500
430	Total Chemicals						492,712

	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)

500	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			3.375%	8/31/27	BB–	486,350

	Communications Equipment – 0.3% (0.2% of Total Investments)

375	CommScope Inc, 144A			8.250%	3/01/27	B–	397,031

	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

375	Avaya Inc, 144A			6.125%	9/15/28	B+	401,250
220	Windstream Escrow LLC / Windstream Escrow Finance Corp, 144A			7.750%	8/15/28	BB	224,400
595	Total Diversified Telecommunication Services						625,650

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Electric Utilities – 1.2% (0.7% of Total Investments)

$1,175	Bruce Mansfield Unit 1 2007 Pass-Through Trust, (6)	6.850%	6/01/34	N/R	$1,469
280	Pacific Gas and Electric Co	3.850%	11/15/23	BBB–	292,591
178	Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	185,129
935	Pacific Gas and Electric Co	3.300%	12/01/27	BBB–	954,820
177	Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	185,660
202	Pacific Gas and Electric Co	4.550%	7/01/30	BBB–	216,100
2,947	Total Electric Utilities				1,835,769

	Energy Equipment & Services – 0.2% (0.1% of Total Investments)

258	Bausch Health Cos Inc, 144A	6.125%	4/15/25	B	263,321

	Entertainment – 0.3% (0.2% of Total Investments)

500	AMC Entertainment Holdings Inc, 144A	10.500%	4/15/25	B–	531,600

	Equity Real Estate Investment Trust – 0.7% (0.4% of Total Investments)

1,035	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	1,102,275

	Gas Utilities – 0.2% (0.1% of Total Investments)

150	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	11/01/23	CCC+	142,875
150	NGL Energy Partners LP / NGL Energy Finance Corp	6.125%	3/01/25	CCC+	127,500
300	Total Gas Utilities				270,375

	Health Care Providers & Services – 2.0% (1.2% of Total Investments)

510	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	546,781
100	CHS/Community Health Systems Inc, 144A	8.000%	12/15/27	B	110,601
50	HCA Inc	5.375%	2/01/25	Baa3	56,670
700	Legacy LifePoint Health LLC, 144A	4.375%	2/15/27	B1	701,750
125	Tenet Healthcare Corp	4.625%	7/15/24	B+	126,563
250	Tenet Healthcare Corp, 144A	7.500%	4/01/25	B+	268,750
485	Tenet Healthcare Corp, 144A	6.250%	2/01/27	B1	505,006
725	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B	772,125
2,945	Total Health Care Providers & Services				3,088,246

	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)

27	Carnival Corp, 144A	11.500%	4/01/23	Ba2	30,443

	Household Durables – 0.1% (0.0% of Total Investments)

80	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	81,120

	Media – 2.7% (1.7% of Total Investments)
300	Clear Channel Outdoor Holdings Inc, 144A	7.750%	4/15/28	CCC	312,846
1,030	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	597,400
1,000	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	396,250
910	Houghton Mifflin Harcourt Publishers Inc, 144A	9.000%	2/15/25	BB+	969,150
2	iHeartCommunications Inc	6.375%	5/01/26	B+	1,789
396	iHeartCommunications Inc	8.375%	5/01/27	CCC+	421,113
1,075	iHeartCommunications Inc, 144A	5.250%	8/15/27	B+	1,120,515
165	Intelsat Luxembourg SA, (6)	8.125%	6/01/23	N/R	4,538
415	Univision Communications Inc, 144A	9.500%	5/01/25	B	453,388
5,293	Total Media				4,276,989

	Metals & Mining – 0.2% (0.2% of Total Investments)

320	First Quantum Minerals Ltd, 144A	6.875%	10/15/27	B	346,800

	Oil, Gas & Consumable Fuels – 2.1% (1.3% of Total Investments)
300	Baytex Energy Corp, 144A	5.625%	6/01/24	B+	299,250
1,150	Citgo Holding Inc, 144A	9.250%	8/01/24	B+	1,146,947
385	CITGO Petroleum Corp, 144A	7.000%	6/15/25	BB	395,233
225	Gulfport Energy Operating Corp, 144A	8.000%	5/17/26	BB–	239,731
387	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	397,642
150	NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	CCC+	126,392
375	PBF Holding Co LLC / PBF Finance Corp, 144A	9.250%	5/15/25	BB	343,125
750	PBF Holding Co LLC / PBF Finance Corp	6.000%	2/15/28	B+	391,650
3,722	Total Oil, Gas & Consumable Fuels				3,339,970

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Pharmaceuticals – 0.2% (0.1% of Total Investments)

$228	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC	$153,900
90	Par Pharmaceutical Inc, 144A	7.500%	4/01/27	B	91,800
318	Total Pharmaceuticals				245,700

	Specialty Retail – 0.2% (0.2% of Total Investments)

230	Party City Holdings Inc, 144A	8.750%	2/15/26	CCC+	243,506
100	PetSmart Inc / PetSmart Finance Corp, 144A	7.750%	2/15/29	CCC+	109,627
330	Total Specialty Retail				353,133
$21,235	Total Corporate Bonds (cost $18,939,618)				19,093,305

Shares	Description (1)				Value

	COMMON STOCKS – 3.4% (2.1% of Total Investments)

	Banks – 0.1% (0.1% of Total Investments)

12,051	iQor US Inc, (8), (9)				$162,689

	Communications Equipment – 0.1% (0.0% of Total Investments)

5,845	Windstream Services PE LLC, (8), (9)				84,753

	Construction & Engineering – 0.0% (0.0% of Total Investments)

1,697	TNT Crane & Rigging Inc, (7), (9)				2

957	TNT Crane & Rigging Inc, (8), (9)				17,047
	Total Construction & Engineering				17,049

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

9,343	Cengage Learning Holdings II Inc, (8), (9)				199,127

	Diversified Telecommunication Services – 0.0% (0.0% of Total Investments)

3,347	Windstream Services PE LLC, (8), (9)				48,742

	Electric Utilities – 0.6% (0.4% of Total Investments)

25,367	Energy Harbor Corp, (8), (9), (10)				878,332

	Energy Equipment & Services – 0.1% (0.0% of Total Investments)

28,730	Transocean Ltd, (9)				103,716
3,779	Vantage Drilling International, (8), (9)				14,171
	Total Energy Equipment & Services				117,887

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

12,290	Millennium Health LLC, (7), (9)				12,782
11,533	Millennium Health LLC, (7), (9)				10,841
	Total Health Care Providers & Services				23,623

	Hotels, Restaurants & Leisure – 0.2% (0.2% of Total Investments)

55,426	24 Hour Fitness Worldwide Inc, (8)				145,493
116,526	24 Hour Fitness Worldwide Inc, (8), (9)				233,052
	Total Hotels, Restaurants & Leisure				378,545

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

1,905	Catalina Marketing Corp, (8), (9)				5,715

	Marine – 0.0% (0.0% of Total Investments)

430	ACBL HLDG CORP, (8), (9)				9,030

	Media – 0.3% (0.2% of Total Investments)

181,016	Clear Channel Outdoor Holdings Inc, (9)				481,502
2	Cumulus Media Inc, (9)				24
	Total Media				481,526

Shares	Description (1)			Value

	Multiline Retail – 0.0% (0.0% of Total Investments)

140	Belk Inc, (8), (9)			$3,360

	Oil, Gas & Consumable Fuels – 1.7% (1.0% of Total Investments)

47,288	California Resources Corp, (9)			1,329,265
30,871	California Resources Corp, (9)			867,784
8,561	Whiting Petroleum Corp, (9)			401,511
	Total Oil, Gas & Consumable Fuels			2,598,560

	Professional Services – 0.2% (0.1% of Total Investments)

32,859	Skillsoft Corp, (7), (9)			233,863
	Total Common Stocks (cost $9,086,232)			5,242,801

Shares	Description (1)			Value

	WARRANTS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.0% (0.0% of Total Investments)

8,503	Avaya Holdings Corp, (8)			$54,759

	Marine – 0.1% (0.1% of Total Investments)

452	ACBL HLDG CORP, (8)			9,492
1,682	ACBL HLDG CORP, (8)			42,331
1,279	ACBL HLDG CORP, (8)			37,730
6,728	American Commercial Barge Line LLC, (7)			2,173
	Total Marine			91,726

	Industrial Conglomerates – 0.0% (0.0% of Total Investments)

5,116	American Commercial Barge Line LLC, (7)			2,205

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

188	California Resources Corp			1,021

	Entertainment – 0.0% (0.0% of Total Investments)
45,953	Cineworld Warrant, (8)			18,014
	Total Warrants (cost $666,828)			167,725

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1% (0.0% of Total Investments)

	Marine – 0.1% (0.0% of Total Investments)

1,600	ACBL HLDG CORP, (8), (9)	0.000%	N/R	$40,267
1,821	ACBL HLDG CORP, (8), (9)	0.000%	N/R	53,720
	Total Marine			93,987
	Total Convertible Preferred Securities (cost $97,141)			93,987

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

7,268	Fieldwood Energy Inc, (8), (9)			$7
1,468	Fieldwood Energy Inc, (8), (9)			2
	Total Oil, Gas & Consumable Fuels			9
	Total Common Stock Rights (cost $207,458)			9
	Total Long-Term Investments (cost $247,664,846)			241,378,680

JSD	Nuveen Short Duration Credit Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 6.8% (4.2% of Total Investments)

	INVESTMENT COMPANIES – 6.8% (4.2% of Total Investments)

10,699,368	BlackRock Liquidity Funds T-Fund Portfolio	0.000% (11)	$10,699,368
	Total Short-Term Investments (cost $10,699,368)		10,699,368
	Total Investments (cost $258,364,214) – 161.1%		252,078,048
	Borrowings – (12.5)% (12), (13)		(19,500,000)
	Taxable Fund Preferred Shares, net of deferred offering costs – (44.5)% (14)		(69,580,756)
	Other Assets Less Liabilities – (4.1)%		(6,505,246)
	Net Assets Applicable to Common Shares – 100%		$156,492,046

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(10)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(11)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(12)	Borrowings as a percentage of Total Investments is 7.7%.

(13)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(14)	Taxable Fund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 27.6%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

JQC	Nuveen Credit Strategies Income Fund Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 160.7% (99.1% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 140.0% (86.4% of Total Investments) (2)

	Aerospace & Defense – 1.5% (0.9% of Total Investments)

$650	Dynasty Acquisition Co., Inc., Term Loan B1	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	$629,109
349	Dynasty Acquisition Co., Inc., Term Loan B2	3.647%	3-Month LIBOR	3.500%	4/08/26	B–	338,231
11,613	TransDigm, Inc., Term Loan E	2.342%	1-Month LIBOR	2.250%	5/30/25	Ba3	11,421,881
1,985	TransDigm, Inc., Term Loan G	2.342%	1-Month LIBOR	2.250%	8/22/24	Ba3	1,956,801
14,597	Total Aerospace & Defense						14,346,022

	Airlines – 4.6% (2.8% of Total Investments)

3,895	AAdvantage Loyalty IP Ltd., Term Loan	5.500%	3-Month LIBOR	4.750%	4/20/28	Ba2	4,010,942
2,730	Air Canada, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	2,737,972
1,067	American Airlines, Inc., Incremental Term Loan	2.093%	1-Month LIBOR	2.000%	12/14/23	Ba3	1,043,908
10,381	American Airlines, Inc., Term Loan B	1.836%	1-Month LIBOR	1.750%	6/27/25	Ba3	9,697,406
3,234	American Airlines, Inc., Term Loan, First Lien	1.840%	1-Month LIBOR	1.750%	1/29/27	Ba3	3,008,819
7,880	Kestrel Bidco, Inc., Term Loan B	4.000%	6-Month LIBOR	3.000%	12/11/26	BB–	7,626,658
10,350	Mileage Plus Holdings LLC, Term Loan B	6.250%	3-Month LIBOR	5.250%	6/20/27	Baa3	10,986,577
3,990	United Airlines, Inc., Term Loan B	4.500%	1-Month LIBOR	3.750%	4/21/28	Ba1	4,002,229
43,527	Total Airlines						43,114,511

	Auto Components – 1.1% (0.7% of Total Investments)

8,178	Clarios Global LP, Term Loan B	3.342%	1-Month LIBOR	3.250%	4/30/26	B1	8,126,776
2,487	Les Schwab Tire Centers, Term Loan B	4.000%	6-Month LIBOR	3.250%	11/02/27	B	2,489,577
10,665	Total Auto Components						10,616,353

	Beverages – 0.7% (0.4% of Total Investments)

1,736	Arterra Wines Canada, Inc., Term Loan	4.250%	3-Month LIBOR	3.500%	11/25/27	B1	1,736,275
1,976	City Brewing Company, LLC, Term Loan	4.250%	3-Month LIBOR	3.500%	4/05/28	B+	1,967,355
3,000	Triton Water Holdings, Inc, Term Loan	4.000%	3-Month LIBOR	3.500%	3/31/28	B1	2,981,070
6,712	Total Beverages						6,684,700

	Building Products – 2.8% (1.7% of Total Investments)

63	Advanced Drainage Systems Inc, Term Loan B	2.375%	1-Month LIBOR	2.250%	9/24/26	Baa3	63,224
1,000	All-Star Bidco AB, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	998,750
2,768	Cornerstone Building Brands, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	4/12/28	B+	2,766,332
287	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	285,029
1,289	LBM Acquisition LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	12/17/27	B+	1,279,424
995	MI Windows and Doors, LLC, Term Loan	4.500%	1-Month LIBOR	3.750%	12/18/27	B+	995,995
998	Park River Holdings Inc, Term Loan	4.000%	3-Month LIBOR	3.250%	12/28/27	B1	989,306
439	Potters Industries, LLC, Term Loan B	4.750%	3-Month LIBOR	4.000%	12/14/27	B	440,274
17,500	Quikrete Holdings, Inc., Term Loan, First Lien	2.592%	1-Month LIBOR	2.500%	1/31/27	BB–	17,306,489
410	Resideo Funding, Inc., Term Loan	2.750%	1-Month LIBOR	2.250%	2/12/28	BBB–	409,246
1,086	Resideo Funding, Inc., Term Loan	2.750%	3-Month LIBOR	2.250%	2/12/28	BBB–	1,082,336
26,835	Total Building Products						26,616,405

	Capital Markets – 0.4% (0.3% of Total Investments)

618	Klockner-Pentaplast of America, Inc., Term Loan B	5.250%	3-Month LIBOR	4.750%	2/09/26	B	619,401
3,243	RPI Intermediate Finance Trust, Term Loan B1	1.842%	1-Month LIBOR	1.750%	2/11/27	BBB–	3,231,404
3,861	Total Capital Markets						3,850,805

	Chemicals – 2.1% (1.3% of Total Investments)
903	ASP Unifrax Holdings, Inc., Term Loan B	3.897%	3-Month LIBOR	3.750%	12/14/25	B–	888,379
1,578	Atotech B.V., Term Loan B	3.000%	3-Month LIBOR	2.500%	3/18/28	B+	1,572,961
6,764	Axalta Coating Systems US Holdings, Inc., Term Loan B3	1.897%	3-Month LIBOR	1.750%	6/01/24	BBB–	6,696,823
2,175	INEOS Styrolution US Holding LLC, Term Loan B	3.250%	1-Month LIBOR	2.750%	1/29/26	BB+	2,171,738
5,927	Ineos US Finance LLC, Term Loan B	2.107%	2-Month LIBOR	2.000%	3/31/24	BBB–	5,853,713
1,662	Lonza Group AG, Term Loan B	4.750%	3-Month LIBOR	4.000%	5/14/28	B2	1,664,078
737	Sparta US HoldCo LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	737,766
19,746	Total Chemicals						19,585,458

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Commercial Services & Supplies – 5.3% (3.3% of Total Investments)

$1,247	Amentum Government Services Holdings LLC, Term Loan B	5.500%	3-Month LIBOR	4.750%	1/31/27	B1	$1,251,551
10,123	Delta 2 (LUX) S.a.r.l., Term Loan	3.500%	1-Month LIBOR	2.500%	2/01/24	B+	10,063,244
8,712	Garda World Security Corporation, Term Loan B	4.340%	1-Month LIBOR	4.250%	10/30/26	BB+	8,711,989
3,664	GFL Environmental, Inc., Term Loan	3.500%	3-Month LIBOR	3.000%	5/30/25	BB–	3,666,411
1,500	Madison IAQ LLC, Term Loan	3.750%	3-Month LIBOR	3.250%	6/21/28	B1	1,489,148
1,914	Sabert Corporation, Term Loan B	5.500%	1-Month LIBOR	4.500%	12/10/26	B	1,917,840
2,369	Spin Holdco, Inc., Term Loan	4.750%	3-Month LIBOR	4.000%	3/04/28	B–	2,370,247
13,242	Trans Union, LLC, Term Loan B5	1.842%	1-Month LIBOR	1.750%	11/13/26	BBB–	13,098,574
7,306	Travelport Finance (Luxembourg) S.a.r.l., Term Loan, (cash 2.500%, PIK 6.500%), (DD1)	2.500%	3-Month LIBOR	2.500%	2/28/25	B–	7,451,321
50,077	Total Commercial Services & Supplies						50,020,325

	Communications Equipment – 2.7% (1.7% of Total Investments)

5,115	Avaya, Inc., Term Loan B	4.343%	1-Month LIBOR	4.250%	12/15/27	BB	5,130,538
1,492	CommScope, Inc., Term Loan B	3.342%	1-Month LIBOR	3.250%	4/04/26	Ba3	1,480,279
3,570	Eagle Broadband Investments LLC, Term Loan	3.750%	3-Month LIBOR	3.000%	11/12/27	B+	3,563,619
2,947	Fleet U.S. Bidco, Inc., Term Loan B	3.104%	1-Month LIBOR	3.000%	10/07/26	B+	2,910,656
150	MetroNet Systems Holdings, LLC, Delayed Draw Term Loan, (5)	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	150,319
1,350	MetroNet Systems Holdings, LLC, Term Loan, First Lien	4.500%	1-Month LIBOR	3.750%	6/02/28	B2	1,352,869
6,109	Plantronics Inc, Term Loan B	2.592%	1-Month LIBOR	2.500%	7/02/25	Ba2	5,988,740
12	Riverbed Technology, Inc., Term Loan B	7.000%	2-Month LIBOR	6.000%	12/31/25	B2	11,749
4,923	Riverbed Technology, Inc., Term Loan B	7.000%	3-Month LIBOR	6.000%	12/31/25	B2	4,664,281
137	Univision Communications, Inc., Term Loan C5	3.750%	1-Month LIBOR	2.750%	3/15/24	B	136,810
25,805	Total Communications Equipment						25,389,860

	Construction & Engineering – 0.7% (0.4% of Total Investments)

750	AECOM Technology Corporation , Term Loan B	1.842%	1-Month LIBOR	1.750%	4/13/28	BBB–	749,531
1,805	Aegion Corporation, Term Loan	5.500%	3-Month LIBOR	4.750%	5/17/28	B	1,823,050
2,237	Brown Group Holding, LLC, Term Loan B	3.250%	3-Month LIBOR	2.750%	6/07/28	B+	2,223,754
600	FrontDoor Inc, Term Loan B	2.342%	1-Month LIBOR	2.250%	6/17/28	Ba2	599,877
1,000	Osmose Utilities Services, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	6/17/28	B	992,505
6,392	Total Construction & Engineering						6,388,717

	Containers & Packaging – 1.4% (0.9% of Total Investments)
4,354	Berry Global, Inc., Term Loan Z	1.850%	1-Month LIBOR	1.750%	7/01/26	BBB–	4,308,215
4,975	Reynolds Group Holdings, Inc., Term Loan B2	3.342%	1-Month LIBOR	3.250%	2/05/26	B+	4,923,484
696	TricorBraun Holdings, Inc., Delayed Draw Term Loan, (5)	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	690,033
3,094	TricorBraun Holdings, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	3/03/28	B2	3,067,771
13,119	Total Containers & Packaging						12,989,503

	Distributors – 1.8% (1.1% of Total Investments)

13,827	Core & Main LP, Term Loan, (DD1)	2.706%	1-Month LIBOR	2.500%	7/27/28	Ba3	13,714,708
3,427	Univar Solutions USA, Inc., Term Loan B6	2.092%	1-Month LIBOR	2.000%	6/03/28	BBB–	3,406,567
17,254	Total Distributors						17,121,275

	Diversified Consumer Services – 0.5% (0.3% of Total Investments)

4,900	Cengage Learning, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	6/29/26	B	4,904,729

	Diversified Financial Services – 1.0% (0.6% of Total Investments)
2,355	Avaya Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	N/R	2,359,350
3,858	Ditech Holding Corporation, Term Loan, (6)	0.000%	N/A	N/A	6/30/22	N/R	777,118
1,725	Fleetcor Technologies Operating Company, LLC, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/30/28	BB+	1,714,529
994	Lions Gate Capital Holdings LLC, Term Loan B	2.342%	1-Month LIBOR	2.250%	3/24/25	Ba2	984,242
1,500	Verscend Holding Corp., Term Loan B	4.092%	1-Month LIBOR	4.000%	8/27/25	BB–	1,499,438
2,250	Vision Solutions, Inc., Term Loan, First Lien	5.000%	3-Month LIBOR	4.250%	3/04/28	N/R	2,244,555
12,682	Total Diversified Financial Services						9,579,232

	Diversified Telecommunication Services – 3.7% (2.3% of Total Investments)

1,314	Altice France S.A., Term Loan B12	3.814%	3-Month LIBOR	3.688%	1/31/26	B	1,300,414
11,714	Altice France S.A., Term Loan B13	4.155%	3-Month LIBOR	4.000%	8/14/26	B	11,702,246

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$14,617	CenturyLink, Inc., Term Loan A	2.092%	1-Month LIBOR	2.000%	1/31/25	BBB–	$14,532,411
192	CenturyLink, Inc., Term Loan B	2.342%	1-Month LIBOR	2.250%	3/15/27	BBB–	188,948
4,883	Frontier Communications Corp., DIP Term Loan B	4.500%	N/A	N/A	10/08/27	BB+	4,889,332
1,782	Zayo Group Holdings, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	3/09/27	B1	1,755,015
34,502	Total Diversified Telecommunication Services						34,368,366

	Electric Utilities – 0.2% (0.1% of Total Investments)

990	Pacific Gas & Electric Company, Term Loan	3.500%	3-Month LIBOR	3.000%	6/23/25	BB	966,280
1,337	Vistra Operations Company LLC, Term Loan B3, First Lien	1.841%	1-Month LIBOR	1.750%	12/31/25	BBB–	1,321,058
2,327	Total Electric Utilities						2,287,338

	Electrical Eaquipment – 0.7% (0.4% of Total Investments)

2,157	Avolon TLB Borrower 1 (US) LLC, Term Loan B4	2.250%	1-Month LIBOR	1.500%	2/12/27	Baa2	2,130,080
4,480	Ingram Micro, Inc., Term Loan B	4.000%	3-Month LIBOR	3.500%	7/02/28	BB	4,488,960
6,637	Total Electrical Equipment						6,619,040

	Entertainment – 0.9% (0.6% of Total Investments)

958	AMC Entertainment Holdings, Inc., Term Loan B, (DD1)	3.103%	1-Month LIBOR	3.000%	4/22/26	B–	854,040
6,912	Crown Finance US, Inc., Term Loan	3.500%	6-Month LIBOR	2.500%	2/28/25	CCC	5,628,681
2,005	NASCAR Holdings, Inc, Term Loan B	2.842%	1-Month LIBOR	2.750%	10/18/26	BB	1,990,719
9,875	Total Entertainment						8,473,440

	Food & Staples Retailing – 3.5% (2.2% of Total Investments)

1,489	Chobani, LLC, Term Loan B	4.500%	1-Month LIBOR	3.500%	10/23/27	B–	1,489,867
666	H Food Holdings LLC, Incremental Term Loan B3	6.000%	1-Month LIBOR	5.000%	5/31/25	B2	670,806
11,441	H Food Holdings LLC, Term Loan B	3.780%	1-Month LIBOR	3.687%	5/31/25	B2	11,348,105
13,465	JBS USA Lux S.A., Term Loan B	2.092%	1-Month LIBOR	2.000%	5/01/26	BBB	13,334,865
6,391	US Foods, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	6/27/23	BB–	6,320,536
33,452	Total Food & Staples Retailing						33,164,179

	Food Products – 0.2% (0.1% of Total Investments)

1,980	Froneri International Ltd., Term Loan	2.342%	1-Month LIBOR	2.250%	1/31/27	B+	1,946,964

	Health Care Equipment & Supplies – 1.2% (0.7% of Total Investments)

5,013	Carestream Health, Inc., Extended Term Loan	7.750%	3-Month LIBOR	6.750%	5/08/23	B1	5,048,032
6,199	Viant Medical Holdings, Inc., Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	7/02/25	B3	6,006,161
11,212	Total Health Care Equipment & Supplies						11,054,193

	Health Care Providers & Services – 12.2% (7.5% of Total Investments)

1,995	ADMI Corp., Term Loan B2	3.625%	1-Month LIBOR	3.125%	12/23/27	B	1,964,576
9,683	AHP Health Partners, Inc., Term Loan	4.750%	1-Month LIBOR	3.750%	6/30/25	B1	9,705,741
974	Air Methods Corporation, Term Loan B	4.500%	3-Month LIBOR	3.500%	4/21/24	B	956,224
12,352	Albany Molecular Research, Inc., Term Loan, First Lien	4.250%	3-Month LIBOR	3.250%	8/30/24	B	12,371,731
2,321	BW NHHC Holdco, Inc., Term Loan, First Lien	5.155%	3-Month LIBOR	5.000%	5/15/25	Caa1	2,131,489
1,593	Envision Healthcare Corporation, Term Loan, First Lien	3.842%	1-Month LIBOR	3.750%	10/10/25	CCC+	1,367,871
11,080	Gentiva Health Services, Inc., Term Loan	2.875%	1-Month LIBOR	2.750%	7/02/25	B+	11,052,492
10,447	Global Medical Response, Inc., Term Loan B	5.750%	3-Month LIBOR	4.750%	10/02/25	B	10,476,387
802	National Mentor Holdings, Inc., Delayed Draw Term Loan, (5)	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	802,049
3,842	National Mentor Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	3/02/28	B1	3,840,115
3,434	National Mentor Holdings, Inc., Term Loan	3.897%	3-Month LIBOR	3.750%	3/02/28	B1	3,433,014
243	National Mentor Holdings, Inc., Term Loan C	4.500%	3-Month LIBOR	3.750%	3/02/28	B1	243,045
3,385	Onex TSG Intermediate Corp., Term Loan B	5.500%	3-Month LIBOR	4.750%	2/26/28	B	3,417,157
12,157	Phoenix Guarantor Inc, Term Loan B	3.339%	1-Month LIBOR	3.250%	3/05/26	B1	12,019,151
4,107	Phoenix Guarantor Inc, Term Loan B3	3.596%	1-Month LIBOR	3.500%	3/05/26	B1	4,068,023
140	Quorum Health Corporation, Term Loan, (6)	7.500%	3-Month LIBOR	6.500%	4/29/25	B–	141,528
15,363	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (DD1)	3.842%	1-Month LIBOR	3.750%	11/16/25	B1	15,251,712

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$7,957	Select Medical Corporation, Term Loan B	2.350%	1-Month LIBOR	2.250%	3/06/25	Ba2	$7,858,900
11,583	Surgery Center Holdings, Inc., Term Loan	4.500%	1-Month LIBOR	3.750%	8/31/26	B1	11,592,433
1,741	Team Health Holdings, Inc., Term Loan, First Lien	3.750%	1-Month LIBOR	2.750%	2/06/24	B	1,689,500
115,199	Total Health Care Providers & Services						114,383,138

	Health Care Technology – 1.5% (0.9% of Total Investments)

8,926	Carestream Health, Inc., Term Loan, Second Lien, (cash 5.500%, PIK 8.000%)	5.500%	3-Month LIBOR	4.500%	8/05/23	CCC+	8,766,372
2,071	Change Healthcare Holdings LLC, Term Loan B	3.500%	3-Month LIBOR	2.500%	3/01/24	B+	2,070,188
62	Change Healthcare Holdings LLC, Term Loan B	3.500%	1-Month LIBOR	2.500%	3/01/24	B+	61,553
3,569	Zelis Healthcare Corporation, Term Loan	3.601%	1-Month LIBOR	3.500%	9/30/26	B	3,554,492
14,628	Total Health Care Technology						14,452,605

	Hotels, Restaurants & Leisure – 17.3% (10.7% of Total Investments)

15,174	B.C. Unlimited Liability Company, Term Loan B4	1.842%	1-Month LIBOR	1.750%	11/19/26	BB+	14,901,536
347	Alterra Mountain Co, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	346,276
2,805	Aramark Services, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	3/11/25	BB+	2,765,113
1,489	Caesars Resort Collection, LLC, Term Loan B1	4.592%	1-Month LIBOR	4.500%	7/20/25	B+	1,492,040
14,898	Caesars Resort Collection, LLC, Term Loan, First Lien B	2.842%	1-Month LIBOR	2.750%	12/22/24	B+	14,751,595
580	Carnival Corporation, Term Loan B	3.750%	1-Month LIBOR	3.000%	6/30/25	Ba2	576,459
3,094	Churchill Downs Incorporated, Incremental Term Loan B1	2.100%	1-Month LIBOR	2.000%	3/17/28	BBB–	3,062,664
1,807	ClubCorp Holdings, Inc., Term Loan B	2.897%	3-Month LIBOR	2.750%	9/18/24	B–	1,712,842
958	Crown Finance US, Inc., Term Loan B1, (cash 7.000%, PIK 8.250%)	7.000%	3-Month LIBOR	7.000%	5/23/24	B–	1,192,868
12,212	Equinox Holdings, Inc., Term Loan, First Lien	4.000%	3-Month LIBOR	3.000%	3/08/24	CCC	11,349,032
15,055	Golden Nugget, Inc., Incremental Term Loan B	3.250%	2-Month LIBOR	2.500%	10/04/23	B	14,929,006
3,000	Hilton Grand Vacations Borrower LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	2,993,250
4,681	Hilton Worldwide Finance, LLC, Term Loan B2	1.839%	1-Month LIBOR	1.750%	6/21/26	BBB–	4,628,980
4,925	IRB Holding Corp, Fourth Amendment Incremental Term Loan	4.250%	3-Month LIBOR	3.250%	12/15/27	B	4,916,015
4,944	IRB Holding Corp, Term Loan B	3.750%	3-Month LIBOR	2.750%	2/05/25	B	4,924,691
9,509	KFC Holding Co, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	9,524,108
17,413	Life Time Fitness Inc , Term Loan B	5.750%	3-Month LIBOR	4.750%	12/15/24	B–	17,423,470
4,302	Marriott Ownership Resorts, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	8/31/25	Ba1	4,239,497
12,112	Scientific Games International, Inc., Term Loan B5	2.842%	1-Month LIBOR	2.750%	8/14/24	B+	11,949,724
5,000	Stars Group Holdings B.V. (The), Incremental Term Loan, (DD1)	3.647%	3-Month LIBOR	3.500%	7/10/25	BBB	4,969,693
12,251	Station Casinos LLC, Term Loan B	3.250%	1-Month LIBOR	2.250%	2/08/27	BB–	12,067,522
15,552	Whatabrands LLC, Term Loan B	2.839%	1-Month LIBOR	2.750%	8/03/26	B+	15,546,369
2,431	Wyndham Hotels & Resorts, Inc., Term Loan B	1.842%	1-Month LIBOR	1.750%	5/30/25	BB+	2,407,947
164,539	Total Hotels, Restaurants & Leisure						162,670,697

	Household Durables – 1.0% (0.6% of Total Investments)

3,498	Apex Tool Group, LLC, Term Loan B	6.500%	1-Month LIBOR	5.250%	8/21/24	B3	3,511,755
1,067	Osmosis Debt Merger Sub Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B3	1,067,835
2,740	Serta Simmons Bedding, LLC, Term Loan, (6)	8.500%	1-Month LIBOR	7.500%	8/10/23	B–	2,609,104
1,990	Weber-Stephen Products LLC, Term Loan B	5.500%	1-Month LIBOR	3.250%	10/30/27	B1	1,987,831
9,295	Total Household Durables						9,176,525

	Household Products – 0.8% (0.5% of Total Investments)

1,790	Illuminate Merger Sub Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B1	1,779,376
5,299	Reynolds Group Holdings, Inc., Term Loan	2.842%	1-Month LIBOR	2.750%	2/05/23	B+	5,287,925
7,089	Total Household Products						7,067,301

	Independent Power & Renewable Electricity Producers – 0.2% (0.1% of Total Investments)

1,500	WIN Waste Innovations Holdings, Inc., Term Loan B	3.250%	3-Month LIBOR	2.750%	3/25/28	B+	1,496,250

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Insurance – 5.6% (3.5% of Total Investments)

$16,775	Acrisure, LLC, Term Loan B	3.607%	2-Month LIBOR	3.500%	2/15/27	B	$16,504,503
3,136	Alliant Holdings Intermediate, LLC, Term Loan B3	4.250%	1-Month LIBOR	3.750%	11/06/27	B	3,137,844
4,800	Asurion LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	4,783,488
1,463	Asurion LLC, Term Loan B8	3.342%	1-Month LIBOR	3.250%	12/23/26	Ba3	1,437,942
2,494	Asurion LLC, Term Loan B9	3.342%	1-Month LIBOR	3.250%	7/31/27	Ba3	2,452,453
14,389	Hub International Limited, Term Loan B	2.875%	3-Month LIBOR	2.750%	4/25/25	B	14,193,306
248	Ryan Specialty Group, LLC, Term Loan	3.750%	1-Month LIBOR	3.000%	9/01/27	BB–	247,583
1,970	USI, Inc., Incremental Term Loan B	3.397%	3-Month LIBOR	3.250%	12/02/26	B	1,949,784
7,857	USI, Inc., Repriced Term Loan	3.147%	3-Month LIBOR	3.000%	5/16/24	B	7,782,225
53,132	Total Insurance						52,489,128

	Interactive Media & Services – 1.4% (0.8% of Total Investments)

1,350	Adevinta ASA, (WI/DD)	TBD	TBD	TBD	TBD	BB+	1,350,675
5,249	Arches Buyer, Inc., Term Loan B	3.750%	1-Month LIBOR	3.250%	12/06/27	B1	5,224,219
415	Mission Broadcasting, Inc., Term Loan B	2.604%	1-Month LIBOR	2.500%	6/03/28	BBB–	411,628
5,752	Rackspace Technology Global, Inc., Term Loan, (DD1)	3.500%	3-Month LIBOR	2.750%	2/09/28	B+	5,691,669
12,766	Total Interactive Media & Services						12,678,191

	Internet & Direct Marketing Retail – 0.4% (0.3% of Total Investments)

3,990	CNT Holdings I Corp, Term Loan	4.500%	3-Month LIBOR	3.750%	11/08/27	B	3,986,888

	Internet Software & Services – 0.5% (0.3% of Total Investments)

4,557	Greeneden U.S. Holdings II, LLC, Term Loan B4	4.750%	1-Month LIBOR	4.000%	12/01/27	B–	4,567,026

	IT Services – 4.5% (2.8% of Total Investments)

2,156	Ahead Data Blue, LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	10/16/27	B+	2,160,334
2,217	Intrado Corporation, Term Loan	5.000%	3-Month LIBOR	4.000%	10/10/24	BB–	2,165,203
847	Intrado Corporation, Term Loan	5.000%	2-Month LIBOR	4.000%	10/10/24	BB–	827,669
2,750	Magenta Buyer LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,740,554
748	Project Ruby Ultimate Parent Corp., Term Loan	4.000%	1-Month LIBOR	3.250%	3/10/28	B	745,061
18,198	Sabre GLBL, Inc., Term Loan B	2.092%	1-Month LIBOR	2.000%	2/22/24	Ba3	17,815,540
5,037	Syniverse Holdings, Inc., Term Loan, First Lien	6.000%	3-Month LIBOR	5.000%	3/09/23	CCC+	4,984,972
10,994	Tempo Acquisition LLC, Extended Term Loan	3.750%	1-Month LIBOR	3.250%	10/31/26	BB–	10,989,363
42,947	Total IT Services						42,428,696

	Leisure Products – 1.8% (1.1% of Total Investments)

15,566	Hayward Industries, Inc., Term Loan	3.250%	1-Month LIBOR	2.750%	5/28/28	BB–	15,449,327
127	SRAM, LLC , Term Loan B	3.250%	1-Month LIBOR	2.750%	5/18/28	BB–	126,795
318	SRAM, LLC , Term Loan B	3.250%	3-Month LIBOR	2.750%	5/18/28	BB–	316,989
1,273	SRAM, LLC , Term Loan B	3.250%	6-Month LIBOR	2.750%	5/18/28	BB–	1,267,955
17,284	Total Leisure Products						17,161,066

	Life Sciences Tools & Services – 3.3% (2.0% of Total Investments)

23,354	Parexel International Corporation, Term Loan B	2.842%	1-Month LIBOR	2.750%	9/27/24	B2	23,306,917
7,161	PPD, Inc., Initial Term Loan	2.750%	1-Month LIBOR	2.250%	1/13/28	Ba2	7,151,813
30,515	Total Life Sciences Tools & Services						30,458,730

	Machinery – 2.5% (1.5% of Total Investments)

1,969	Alliance Laundry Systems LLC, Term Loan B	4.250%	3-Month LIBOR	3.500%	10/08/27	B	1,969,487
960	Blount International, Inc., Term Loan B	4.750%	1-Month LIBOR	3.750%	4/12/23	B2	962,718
1,389	Gardner Denver, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	1/31/27	BB+	1,388,828
12,381	Gardner Denver, Inc., Term Loan B2	1.842%	1-Month LIBOR	1.750%	2/28/27	BB+	12,173,206
5,172	Vertical Midco GmbH, Term Loan B, (DD1)	4.404%	6-Month LIBOR	4.250%	7/31/27	B+	5,167,448
1,481	Vertiv Group Corporation, Term Loan B	2.851%	1-Month LIBOR	2.750%	3/02/27	B+	1,469,382
23,352	Total Machinery						23,131,069

	Marine – 0.2% (0.1% of Total Investments)

2,827	HGIM Corp., Exit Term Loan, (DD1)	7.000%	3-Month LIBOR	6.000%	7/02/23	Caa3	2,109,814

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media – 14.5% (9.0% of Total Investments)

$2,000	Cable One, Inc., Term Loan B4	2.092%	1-Month LIBOR	2.000%	5/03/28	BB+	$1,979,500
10,660	Charter Communications Operating, LLC, Term Loan B2	1.850%	1-Month LIBOR	1.750%	2/01/27	BBB–	10,549,706
406	Checkout Holding Corp., First Out Term Loan	8.500%	3-Month LIBOR	7.500%	2/15/23	N/R	392,388
693	Checkout Holding Corp., Last Out Term Loan, (cash 2.000%, PIK 9.500%)	2.000%	3-Month LIBOR	1.000%	8/15/23	N/R	384,519
10,244	Clear Channel Outdoor Holdings, Inc., Term Loan B	3.629%	3-Month LIBOR	3.500%	8/21/26	B1	9,963,033
6,887	Cogeco Communications Finance (USA), LP, Term Loan B	2.092%	1-Month LIBOR	2.000%	1/04/25	BB	6,781,723
9,799	CSC Holdings, LLC, Incremental Term Loan	2.343%	1-Month LIBOR	2.250%	1/15/26	BB	9,645,886
986	CSC Holdings, LLC, Term Loan B1	2.343%	1-Month LIBOR	2.250%	7/17/25	BB	972,706
11,832	CSC Holdings, LLC, Term Loan B5	2.593%	1-Month LIBOR	2.500%	4/15/27	BB	11,703,160
2,591	Diamond Sports Group, LLC, Term Loan	3.350%	1-Month LIBOR	3.250%	8/24/26	CCC+	1,432,971
7,190	Directv Financing LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	7,184,643
989	GCI Holdings, Inc., Term Loan B	3.500%	1-Month LIBOR	2.750%	10/15/25	Ba2	987,739
7,500	Gray Television, Inc., Term Loan B	2.350%	1-Month LIBOR	2.250%	2/07/24	BB+	7,455,788
4,280	Gray Television, Inc., Term Loan C	2.600%	1-Month LIBOR	2.500%	1/02/26	BB+	4,247,422
12	Houghton Mifflin Harcourt Publishers Inc, Term Loan	7.250%	N/A	N/A	11/22/24	BB+	12,032
3,406	iHeartCommunications, Inc., Term Loan	3.092%	1-Month LIBOR	3.000%	5/01/26	B+	3,365,821
3,627	Intelsat Jackson Holdings S.A., Term Loan B3, (6)	8.000%	Prime	4.750%	11/27/23	N/R	3,694,005
4,000	Mav Acquisition Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B2	3,964,000
5,624	Nexstar Broadcasting, Inc., Term Loan B3	2.337%	3-Month LIBOR	2.250%	1/17/24	BBB–	5,591,882
1,725	Nexstar Broadcasting, Inc., Term Loan B4	2.600%	1-Month LIBOR	2.500%	9/19/26	BBB–	1,711,351
2,656	Sinclair Television Group, Inc., Term Loan B1	2.350%	1-Month LIBOR	2.250%	1/03/24	Ba2	2,625,579
3,809	Springer Nature Deutschland GmbH, Term Loan B18	3.750%	1-Month LIBOR	3.000%	8/14/26	B+	3,802,852
13,321	Virgin Media Bristol LLC, Term Loan N	2.593%	1-Month LIBOR	2.500%	1/31/28	BB+	13,132,308
7,938	WideOpenWest Finance LLC, Term Loan B	4.250%	1-Month LIBOR	3.250%	8/19/23	B	7,936,882
16,916	Ziggo Financing Partnership, Term Loan I	2.593%	1-Month LIBOR	2.500%	4/30/28	BB	16,656,265
139,091	Total Media						136,174,161

	Multiline Retail – 0.3% (0.2% of Total Investments)

328	Belk, Inc., Term Loan	8.500%	3-Month LIBOR	7.500%	7/31/25	B–	329,377
1,441	Belk, Inc., Term Loan, (cash 5.135%, PIK 8.000%)	13.135%	3-Month LIBOR	13.000%	7/31/25	CCC-	1,102,324
955	EG America LLC, Term Loan	4.147%	3-Month LIBOR	4.000%	2/05/25	B–	950,259
2,724	Total Multiline Retail						2,381,960

	Oil, Gas & Consumable Fuels – 3.0% (1.9% of Total Investments)

16,788	Buckeye Partners, L.P., Term Loan B	2.354%	1-Month LIBOR	2.250%	11/01/26	BBB–	16,654,756
600	DT Midstream Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Baa2	599,196
3,949	EG Group Limited, Term Loan B	4.147%	3-Month LIBOR	4.000%	2/05/25	B–	3,928,306
824	Fieldwood Energy LLC, DIP Delayed Draw Term Loan, (5), (6)	9.750%	1-Month LIBOR	8.750%	8/05/21	N/R	857,204
4,969	Fieldwood Energy LLC, Exit Term Loan, First Lien, (6)	0.000%	N/A	N/A	4/11/22	N/R	2,682,384
7,034	Fieldwood Energy LLC, Exit Term Loan, Second Lien, (6)	0.000%	N/A	N/A	4/11/23	N/R	785,494
2,095	Gulf Finance, LLC, Term Loan B	6.250%	1-Month LIBOR	5.250%	8/25/23	CCC+	1,764,003
995	Numericable Group SA, Term Loan B11	2.879%	3-Month LIBOR	2.750%	7/31/25	B	970,970
37,254	Total Oil, Gas & Consumable Fuels						28,242,313

	Personal Products – 3.1% (1.9% of Total Investments)

1,750	Conair Holdings, LLC, Term Loan B	4.250%	3-Month LIBOR	3.750%	5/17/28	B1	1,747,541
7,332	Coty, Inc., Term Loan B	2.352%	1-Month LIBOR	2.250%	4/05/25	B	7,063,665
2,115	Journey Personal Care Corp., Term Loan B	5.000%	3-Month LIBOR	4.250%	3/01/28	B	2,120,954
5,909	Knowlton Development Corporation, Inc., Term Loan B	3.837%	1-Month LIBOR	3.750%	12/21/25	N/R	5,859,248
128	Kronos Acquisition Holdings, Inc., Term Loan B	4.250%	3-Month LIBOR	3.750%	12/22/26	B2	127,078
14,900	Revlon Consumer Products Corporation, Term Loan B, (7)	4.250%	3-Month LIBOR	3.500%	9/07/23	CC	11,733,256
32,134	Total Personal Products						28,651,742

	Pharmaceuticals – 5.8% (3.6% of Total Investments)

15,268	Alphabet Holding Company, Inc., Term Loan, First Lien	3.592%	1-Month LIBOR	3.500%	9/26/24	B2	15,266,213

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Pharmaceuticals (continued)

$11,043	Bausch Health Companies, Inc., Term Loan B, (DD1)	3.092%	1-Month LIBOR	3.000%	6/02/25	BB	$10,977,559
5,392	Bausch Health Companies, Inc., Term Loan B	2.842%	1-Month LIBOR	2.750%	11/27/25	BB	5,344,472
396	Catalent Pharma Solutions, Inc., Term Loan B3	2.500%	1-Month LIBOR	2.000%	2/22/28	BBB–	397,165
2,659	Endo Luxembourg Finance Company I S.a r.l., Term Loan	5.750%	3-Month LIBOR	5.000%	3/25/28	B	2,603,596
2,425	Gainwell Acquisition Corp., Term Loan B	4.750%	3-Month LIBOR	4.000%	10/01/27	BB–	2,428,564
5,525	Jazz Financing Lux S.a.r.l., Term Loan	4.000%	1-Month LIBOR	3.500%	4/22/28	BB+	5,538,812
9,263	Mallinckrodt International Finance S.A., Term Loan B, (DD1), (6)	6.000%	6-Month LIBOR	5.250%	9/24/24	D	9,029,911
3,000	Organon & Co, Term Loan	3.500%	3-Month LIBOR	3.000%	6/02/28	BB	2,996,565
54,971	Total Pharmaceuticals						54,582,857

	Professional Services – 1.5% (0.9% of Total Investments)

2,907	Ceridian HCM Holding, Inc., Term Loan B	2.584%	1-Week LIBOR	2.500%	4/30/25	B+	2,861,084
2,955	Creative Artists Agency, LLC , Term Loan B	3.842%	1-Month LIBOR	3.750%	11/26/26	B	2,927,518
178	Dun & Bradstreet Corporation (The), Term Loan	3.336%	1-Month LIBOR	3.250%	2/08/26	BB+	176,921
1,292	Nielsen Consumer, Inc., Term Loan B	4.103%	1-Month LIBOR	4.000%	3/05/28	BB	1,291,879
6,361	Nielsen Finance LLC, Term Loan B4	2.103%	1-Month LIBOR	2.000%	10/04/23	BBB–	6,353,789
13,693	Total Professional Services						13,611,191

	Real Estate Management & Development – 1.6% (1.0% of Total Investments)

6,343	Brookfield Property REIT, Inc., Term Loan A2	3.092%	1-Month LIBOR	3.000%	8/24/23	BB+	6,295,897
7,048	Brookfield Property REIT, Inc., Term Loan, First Lien B	2.592%	1-Month LIBOR	2.500%	8/24/25	BB+	6,854,130
1,493	North American Lifting Holdings, Inc., Priority Term Loan	7.500%	3-Month LIBOR	6.500%	10/16/24	B+	1,561,528
14,884	Total Real Estate Management & Development						14,711,555

	Road & Rail – 0.9% (0.6% of Total Investments)

4,883	Avolon TLB Borrower 1 (US) LLC, Term Loan B3	2.500%	1-Month LIBOR	1.750%	1/15/25	Baa2	4,865,442
2,994	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	2,980,233
565	Hertz Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	561,736
8,442	Total Road & Rail						8,407,411

	Semiconductors & Semiconductor Equipment – 1.3% (0.8% of Total Investments)

388	Bright Bidco B.V., Term Loan B, (DD1)	4.500%	3-Month LIBOR	3.500%	6/30/24	CCC	311,697
5,666	CMC Materials, Inc., Term Loan B1	2.125%	1-Month LIBOR	2.000%	11/15/25	BBB–	5,651,973
6,191	ON Semiconductor Corporation, Term Loan B	2.092%	1-Month LIBOR	2.000%	9/19/26	Baa3	6,134,823
12,245	Total Semiconductors & Semiconductor Equipment						12,098,493

	Software – 13.1% (8.1% of Total Investments)

2,643	Apttus Corporation, Term Loan	5.000%	3-Month LIBOR	4.250%	5/06/28	BB	2,654,237
9,825	Blackboard, Inc., Term Loan B5	7.000%	3-Month LIBOR	6.000%	6/30/24	B1	9,903,600
2,207	By Crown Parent, LLC, Term Loan B1	4.000%	1-Month LIBOR	3.000%	1/30/26	B1	2,199,740
3,990	Delta TopCo, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	12/01/27	B2	3,993,332
5,399	Dynatrace LLC, Term Loan, First Lien	2.342%	1-Month LIBOR	2.250%	8/23/25	BB+	5,376,609
12,740	Emerald TopCo Inc, Term Loan	3.628%	3-Month LIBOR	3.500%	7/25/26	B	12,618,588
32	Emerald TopCo Inc, Term Loan	3.628%	1-Month LIBOR	3.500%	7/25/26	B	32,190
9,185	Epicor Software Corporation, Term Loan	4.000%	1-Month LIBOR	3.250%	7/31/27	B2	9,169,184
5,613	Finastra USA, Inc., Term Loan, First Lien	4.500%	6-Month LIBOR	3.500%	6/13/24	BB–	5,533,185
6,112	Informatica LLC,, Term Loan B	3.342%	1-Month LIBOR	3.250%	2/14/27	B1	6,055,559
2,999	MA FinanceCo., LLC, Term Loan B	5.250%	3-Month LIBOR	4.250%	6/05/25	BB	3,020,404
1,394	MA FinanceCo., LLC, Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	1,378,253
894	McAfee, LLC, Term Loan B	3.840%	1-Month LIBOR	3.750%	9/29/24	BB	893,875
3,125	Polaris Newco LLC, Term Loan B	4.500%	6-Month LIBOR	4.000%	6/04/28	B2	3,126,594
3,151	Proofpoint Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	3,124,217
3,550	RealPage, Inc, Term Loan, First Lien	3.750%	1-Month LIBOR	3.250%	4/22/28	B+	3,532,924
9,418	Seattle Spinco, Inc., Term Loan B3	2.842%	1-Month LIBOR	2.750%	6/21/24	BB	9,307,685
115	Software Luxembourg Acquisition Sarl, Term Loan	8.500%	3-Month LIBOR	7.500%	12/27/24	B1	115,632
10,063	Sophia, L.P., Term Loan, First Lien	4.500%	3-Month LIBOR	3.750%	10/07/27	B	10,068,235
2,974	SS&C European Holdings Sarl, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	2,935,835
3,754	SS&C Technologies, Inc., Term Loan B3	1.842%	1-Month LIBOR	1.750%	4/16/25	BB+	3,705,998
6,777	Ultimate Software Group Inc(The), Incremental Term Loan	4.000%	3-Month LIBOR	3.250%	5/03/26	B1	6,781,659

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$2,452	Ultimate Software Group Inc(The), Incremental Term Loan, Second Lien	7.500%	3-Month LIBOR	6.750%	5/03/27	Caa1	$2,498,370
14,737	Ultimate Software Group Inc(The), Term Loan B	3.842%	1-Month LIBOR	3.750%	5/03/26	B1	14,747,374
123,149	Total Software						122,773,279

	Specialty Retail – 2.6% (1.6% of Total Investments)

1,309	Academy, Ltd., Term Loan	4.500%	1-Month LIBOR	3.750%	5/01/69	N/R	1,311,673
2,290	Birkenstock US BidCo Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,288,088
3,430	Jo-Ann Stores, Inc., Term Loan B1	5.500%	3-Month LIBOR	4.750%	6/30/28	B	3,420,139
861	LBM Acquisition LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	851,282
431	LBM Acquisition LLC, Term Loan, (WI/DD), (5)	TBD	TBD	TBD	TBD	B+	425,641
16,360	PetSmart, Inc., Term Loan B	4.500%	6-Month LIBOR	3.750%	2/12/28	BB–	16,374,315
24,681	Total Specialty Retail						24,671,138

	Technology Hardware, Storage & Peripherals – 1.6% (1.0% of Total Investments)

9,418	Dell International LLC, Term Loan B	2.000%	1-Month LIBOR	1.750%	9/19/25	BBB–	9,414,544
2,569	Peraton Corp., Term Loan B	4.500%	1-Month LIBOR	3.750%	2/01/28	BB–	2,570,168
2,767	Western Digital Corporation, Term Loan B4	1.842%	1-Month LIBOR	1.750%	4/29/23	Baa2	2,770,701
14,754	Total Technology Hardware, Storage & Peripherals						14,755,413

	Textiles, Apparel & Luxury Goods – 0.2% (0.1% of Total Investments)

1,745	CBI Buyer, Inc., Term Loan	3.750%	3-Month LIBOR	3.250%	1/06/28	B1	1,733,439

	Wireless Telecommunication Services – 0.3% (0.2% of Total Investments)

986	Altice Financing SA, Term Loan, First Lien	2.900%	3-Month LIBOR	2.750%	1/31/26	B	967,802
1,500	GOGO Intermediate Holdings LLC, Term Loan B	4.500%	3-Month LIBOR	3.750%	4/30/28	B–	1,495,553
2,486	Total Wireless Telecommunication Services						2,463,355
$1,342,030	Total Variable Rate Senior Loan Interests (cost $1,326,573,281)						1,312,636,846

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 19.3% (11.9% of Total Investments)

	Airlines – 0.6% (0.3% of Total Investments)

$5,000	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd, 144A, (8)			6.500%	6/20/27	Baa3	$5,443,750

	Auto Components – 0.3% (0.2% of Total Investments)

2,699	Clarios Global LP / Clarios US Finance Co, 144A, (8)			6.250%	5/15/26	B1	2,854,193

	Automobiles – 0.4% (0.3% of Total Investments)

4,000	Ford Motor Credit Co LLC, (8)			3.813%	10/12/21	BB+	4,018,637

	Capital Markets – 0.1% (0.1% of Total Investments)

1,000	LPL Holdings Inc, 144A, (8)			4.625%	11/15/27	BB	1,031,250

	Chemicals – 0.1% (0.1% of Total Investments)

1,000	Rayonier AM Products Inc, 144A			7.625%	1/15/26	B1	1,027,500

	Commercial Services & Supplies – 0.3% (0.2% of Total Investments)

2,500	Prime Security Services Borrower LLC / Prime Finance Inc, 144A			3.375%	8/31/27	BB–	2,431,750

	Communications Equipment – 1.4% (0.9% of Total Investments)

4,000	CommScope Inc, 144A, (8)			5.500%	3/01/24	BB–	4,114,360
2,250	CommScope Inc, 144A, (8)			8.250%	3/01/27	B–	2,382,187
6,750	CommScope Technologies LLC, 144A, (8)			5.000%	3/15/27	B–	6,829,650
13,000	Total Communications Equipment						13,326,197

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Consumer Finance – 1.1% (0.7% of Total Investments)

$5,000	DAE Funding LLC, 144A	4.500%	8/01/22	Baa3	$5,000,000
5,000	Verscend Escrow Corp, 144A, (8)	9.750%	8/15/26	CCC+	5,281,250
10,000	Total Consumer Finance				10,281,250

	Diversified Telecommunication Services – 1.8% (1.1% of Total Investments)

6,000	Avaya Inc, 144A, (8)	6.125%	9/15/28	B+	6,420,000
5,000	DIRECTV Holdings LLC / DIRECTV Financing Co Inc, 144A	5.875%	8/15/27	BBB–	5,169,500
5,000	Lumen Technologies Inc, (8)	5.800%	3/15/22	BB	5,130,425
16,000	Total Diversified Telecommunication Services				16,719,925

	Electric Utilities – 0.1% (0.0% of Total Investments)

3,750	Bruce Mansfield Unit 1 2007 Pass-Through Trust, (6)	6.850%	6/01/34	N/R	4,687
265	Pacific Gas and Electric Co	3.450%	7/01/25	BBB–	276,390
265	Pacific Gas and Electric Co	3.750%	7/01/28	BBB–	277,183
4,280	Total Electric Utilities				558,260

	Equity Real Estate Investment Trust – 0.7% (0.4% of Total Investments)

6,000	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A, (8)	7.875%	2/15/25	B	6,390,000

	Food & Staples Retailing – 0.7% (0.4% of Total Investments)

4,000	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A, (8)	4.625%	1/15/27	BB	4,232,000
2,000	JBS USA Food Co, 144A, (8)	5.750%	1/15/28	BBB–	2,108,000
6,000	Total Food & Staples Retailing				6,340,000

	Food Products – 0.2% (0.1% of Total Investments)

2,000	H-Food Holdings LLC / Hearthside Finance Co Inc, 144A, (8)	8.500%	6/01/26	CCC	2,080,000

	Gas Utilities – 0.1% (0.1% of Total Investments)

500	NGL Energy Partners LP / NGL Energy Finance Corp, (8)	7.500%	11/01/23	CCC+	476,250
500	NGL Energy Partners LP / NGL Energy Finance Corp, (8)	6.125%	3/01/25	CCC+	425,000
1,000	Total Gas Utilities				901,250

	Health Care Providers & Services – 3.2% (2.0% of Total Investments)

2,000	CHS/Community Health Systems Inc, 144A, (8)	6.625%	2/15/25	B	2,097,180
3,335	CHS/Community Health Systems Inc, 144A, (8)	8.000%	3/15/26	B	3,575,520
725	CHS/Community Health Systems Inc, 144A, (8)	8.000%	12/15/27	B	801,857
2,000	CHS/Community Health Systems Inc, 144A, (8)	6.875%	4/15/29	CCC	2,105,000
2,650	Legacy LifePoint Health LLC, 144A, (8)	4.375%	2/15/27	B1	2,656,625
2,500	Molina Healthcare Inc, (8)	5.375%	11/15/22	BB–	2,605,000
4,850	RegionalCare Hospital Partners Holdings Inc / LifePoint Health Inc, 144A, (8)	9.750%	12/01/26	CCC+	5,153,853
2,000	Tenet Healthcare Corp, 144A, (8)	7.500%	4/01/25	B+	2,150,000
8,500	Tenet Healthcare Corp, 144A, (8)	6.125%	10/01/28	B	9,052,500
28,560	Total Health Care Providers & Services				30,197,535

	Health Care Technology – 0.2% (0.1% of Total Investments)

1,840	Change Healthcare Holdings LLC / Change Healthcare Finance Inc, 144A, (8)	5.750%	3/01/25	B–	1,860,700

	Hotels, Restaurants & Leisure – 0.6% (0.4% of Total Investments)

501	Carnival Corp, 144A, (8)	11.500%	4/01/23	Ba2	564,878
5,285	IRB Holding Corp, 144A, (8)	6.750%	2/15/26	CCC+	5,430,337
5,786	Total Hotels, Restaurants & Leisure				5,995,215

	Household Durables – 0.1% (0.0% of Total Investments)

505	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A, (8)	5.000%	12/31/26	B2	512,073

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Leisure Products – 0.4% (0.3% of Total Investments)

$3,900	Academy Ltd, 144A, (8)	6.000%	11/15/27	Ba3	$4,187,625

	Machinery – 0.6% (0.4% of Total Investments)

6,000	Apex Tool Group LLC / BC Mountain Finance Inc, 144A, (8)	9.000%	2/15/23	CCC	6,015,000

	Media – 1.5% (0.9% of Total Investments)

3,675	Clear Channel Outdoor Holdings Inc, 144A, (8)	7.750%	4/15/28	CCC	3,832,364
3,000	Clear Channel Worldwide Holdings Inc, 144A, (8)	5.125%	8/15/27	B+	3,080,100
3,415	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	CCC+	1,980,700
3,000	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	6.625%	8/15/27	CCC–	1,188,750
4,000	Houghton Mifflin Harcourt Publishers Inc, 144A, (8)	9.000%	2/15/25	BB+	4,260,000
12	iHeartCommunications Inc	6.375%	5/01/26	B+	12,510
17,102	Total Media				14,354,424

	Metals & Mining – 0.5% (0.3% of Total Investments)

2,000	First Quantum Minerals Ltd, 144A, (8)	6.500%	3/01/24	B	2,038,000
2,120	First Quantum Minerals Ltd, 144A, (8)	6.875%	10/15/27	B	2,297,550
4,120	Total Metals & Mining				4,335,550

	Oil, Gas & Consumable Fuels – 0.9% (0.6% of Total Investments)

2,000	Baytex Energy Corp, 144A	5.625%	6/01/24	B+	1,995,000
2,000	CITGO Petroleum Corp, 144A, (8)	7.000%	6/15/25	BB	2,053,160
1,450	Gulfport Energy Operating Corp, 144A, (8)	8.000%	5/17/26	BB–	1,544,931
2,313	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A, (8)	7.500%	2/01/26	BB–	2,376,607
750	NGL Energy Partners LP / NGL Energy Finance Corp, (8)	7.500%	4/15/26	CCC+	631,958
8,513	Total Oil, Gas & Consumable Fuels				8,601,656

	Pharmaceuticals – 0.9% (0.5% of Total Investments)

913	Endo Dac / Endo Finance LLC / Endo Finco Inc, 144A	6.000%	6/30/28	CCC	616,275
7,000	Horizon Therapeutics USA Inc, 144A, (8)	5.500%	8/01/27	BB–	7,424,970
362	Par Pharmaceutical Inc, 144A, (8)	7.500%	4/01/27	B	369,240
8,275	Total Pharmaceuticals				8,410,485

	Road & Rail – 0.5% (0.3% of Total Investments)

5,000	DAE Funding LLC, 144A, (8)	5.250%	11/15/21	Baa3	5,045,750

	Software – 0.2% (0.1% of Total Investments)

1,500	SS&C Technologies Inc, 144A, (8)	5.500%	9/30/27	B+	1,587,525

	Specialty Retail – 0.3% (0.2% of Total Investments)

1,140	Party City Holdings Inc, 144A, (8)	8.750%	2/15/26	CCC+	1,206,941
675	PetSmart Inc / PetSmart Finance Corp, 144A, (8)	7.750%	2/15/29	CCC+	739,982
545	Staples Inc, 144A, (8)	7.500%	4/15/26	B	553,175
2,360	Total Specialty Retail				2,500,098

	Trading Companies & Distributors – 1.0% (0.6% of Total Investments)

3,000	Air Lease Corp, (8)	2.300%	2/01/25	BBB	3,117,916
6,000	Air Lease Corp, (8)	3.000%	2/01/30	BBB	6,200,799
9,000	Total Trading Companies & Distributors				9,318,715

	Wireless Telecommunication Services – 0.5% (0.3% of Total Investments)

4,000	Hughes Satellite Systems Corp, (8)	5.250%	8/01/26	BBB–	4,470,000
$180,940	Total Corporate Bonds (cost $173,163,550)				180,796,313

Shares	Description (1)				Value

	COMMON STOCKS – 1.1% (0.7% of Total Investments)

	Diversified Consumer Services – 0.1% (0.1% of Total Investments)

41,905	Cengage Learning Holdings II Inc, (9), (10)				$893,121

	Electric Utilities – 0.3% (0.2% of Total Investments)

80,962	Energy Harbor Corp, (9), (10), (11)				2,803,309

	Energy Equipment & Services – 0.0% (0.0% of Total Investments)

31,358	Vantage Drilling International, (9), (10)				117,593

	Health Care Providers & Services – 0.0% (0.0% of Total Investments)

211,860	Millennium Health LLC, (7), (10)				220,335
198,883	Millennium Health LLC, (7), (10)				186,950
	Total Health Care Providers & Services				407,285

	Internet & Direct Marketing Retail – 0.0% (0.0% of Total Investments)

9,796	Catalina Marketing Corp, (9), (10)				29,388

	Media – 0.1% (0.0% of Total Investments)

224,754	Clear Channel Outdoor Holdings Inc, (10)				597,846
8	Cumulus Media Inc, (10)				94
17,987	Tribune Co, (7), (10)				18
	Total Media				597,958

	Multiline Retail – 0.0% (0.0% of Total Investments)

196	Belk Inc, (9), (10)				4,704

	Oil, Gas & Consumable Fuels – 0.5% (0.3% of Total Investments)

99,641	California Resources Corp, (10)				2,800,909
64,647	California Resources Corp, (10)				1,817,227
	Total Oil, Gas & Consumable Fuels				4,618,136

	Professional Services – 0.1% (0.1% of Total Investments)

164,472	Skillsoft Corp, (7), (10)				1,170,560
	Total Common Stocks (cost $20,209,956)				10,642,054

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.2% (0.1% of Total Investments)

	Media – 0.2% (0.1% of Total Investments)

$2,000	DISH Network Corp, (8)	3.375%	8/15/26	B1	$2,050,000
$2,000	Total Convertible Bonds (cost $2,058,069)				2,050,000

Shares	Description (1)				Value

	WARRANTS – 0.1% (0.0% of Total Investments)

	Communications Equipment – 0.1% (0.0% of Total Investments)

37,723	Avaya Holdings Corp, (9)				$242,936

	Media – 0.0% (0.0% of Total Investments)

4,644	Affinion Group Holdings Inc, (7)				5

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

629	California Resources Corp				3,415

	Entertainment – 0.0% (0.0% of Total Investments)
266,347	Cineworld Warrant, (9)				104,408
	Total Warrants (cost $6,030,510)				350,764

JQC	Nuveen Credit Strategies Income Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)			Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.0% (0.0% of Total Investments)

45,924	Fieldwood Energy Inc, (9), (10)			$46
9,278	Fieldwood Energy Inc, (9), (10)			9
	Total Oil, Gas & Consumable Fuels			55
	Total Common Stock Rights (cost $1,310,866)			55
	Total Long-Term Investments (cost $1,529,346,232)			1,506,476,032

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 1.4% (0.9% of Total Investments)

	INVESTMENT COMPANIES – 1.4% (0.9% of Total Investments)

13,396,077	BlackRock Liquidity Funds T-Fund Portfolio	0.005%	(12)	$13,396,077
	Total Short-Term Investments (cost $13,396,077)			13,396,077
	Total Investments (cost $1,542,742,309) – 162.1%			1,519,872,109
	Borrowings – (42.9)% (13), (14)			(402,000,000)
	Reverse Repurchase Agreements, including accrued interest – (15.2)% (15)			(142,119,265)
	Other Assets Less Liabilities – (4.0)%			(38,041,023)
	Net Assets Applicable to Common Shares – 100%			$937,711,821

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(8)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $159,252,969 have been pledged as collateral for reverse repurchase agreements.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2.

(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(11)	Common Stock received as part of the bankruptcy settlements during February 2020 for Bruce Mansfield Unit 1 2007 Pass-Through Trust.

(12)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

(13)	Borrowings as a percentage of Total Investments is 26.4%.

(14)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(15)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 9.4%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

REIT	Real Estate Investment Trust

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2021

	NSL	JFR	JRO	JSD	JQC
Assets
Long-term investments, at value (cost $371,139,865, $935,501,485,
$656,730,468, $247,664,846 and $1,529,346,232, respectively)	$361,811,063	$915,627,519	$642,817,719	$241,378,680	$1,506,476,032
Short-term investments, at value (cost approximates value)	10,416,772	40,257,885	26,360,204	10,699,368	13,396,077
Cash	719,768	787,135	1,132,926	173,978	3,790,409
Receivable for:
Interest	2,225,569	4,805,237	3,796,542	1,378,189	8,461,390
Investments sold	19,509,845	33,937,084	31,829,398	8,991,691	49,117,152
Reclaims	—	—	—	—	16,645
Other assets	116,489	331,333	137,471	87,268	535,902
Total assets	394,799,506	995,746,193	706,074,260	262,709,174	1,581,793,607
Liabilities
Borrowings	94,300,000	238,400,000	164,500,000	19,500,000	402,000,000
Reverse repurchase agreements, including accrued interest	—	—	—	—	142,119,265
Cash overdraft denominated in foreign currencies (cost $—, $—, $—, $55 and $174, respectively)	—	—	—	53	186
Payable for:
Dividends	1,285,257	3,281,018	2,303,433	838,442	6,771,546
Investments purchased – regular settlement	833,223	2,165,887	1,385,216	567,509	8,801,411
Investments purchased – when-issued/delayed-delivery settlement	21,298,555	59,465,241	42,908,650	14,849,768	79,960,056
Unfunded senior loans	1,696,924	2,074,558	3,109,780	549,012	1,841,762
Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs (liquidation preference $40,000,000, $100,000,000, $75,000,000, $70,000,000 and $—, respectively)	39,568,793	99,311,385	74,674,414	69,580,756	—
Accrued expenses:
Interest	75,280	186,176	127,620	15,397	431,324
Management fees	253,023	626,265	445,656	168,478	1,021,879
Trustees fees	112,433	211,333	134,108	25,228	542,082
Other	161,948	555,310	182,955	122,485	592,275
Total liabilities	159,585,436	406,277,173	289,771,832	106,217,128	644,081,786
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$235,214,070	$589,469,020	$416,302,428	$156,492,046	$937,711,821
Common shares outstanding	38,611,472	56,918,468	40,541,218	10,085,648	135,609,290
Net asset value (“NAV”) per common share outstanding	$6.09	$10.36	$10.27	$15.52	$6.91
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,115	$569,185	$405,412	$100,856	$1,356,093
Paid-in-surplus	286,877,671	707,413,061	502,096,361	191,046,401	1,168,703,452
Total distributable earnings	(52,049,716)	(118,513,226)	(86,199,345)	(34,655,211)	(232,347,724)
Net assets applicable to common shares	$235,214,070	$589,469,020	$416,302,428	$156,492,046	$937,711,821
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2021

	NSL	JFR	JRO	JSD	JQC
Investment Income
Interest and dividends	$16,633,380	$41,027,697	$28,990,167	$11,062,515	$63,106,364
Fees	899,647	2,380,404	1,533,878	613,260	1,793,853
Total investment income	17,533,027	43,408,101	30,524,045	11,675,775	64,900,217
Expenses
Management fees	2,860,785	7,085,497	5,036,593	1,898,227	12,003,274
Interest expense and amortization of offering costs	1,672,353	4,035,488	3,197,193	392,589	7,613,853
Liquidity fees	—	577,150	—	599,968	—
Remarketing fees	—	66,667	—	70,971	—
Custodian fees	130,253	250,756	199,093	101,105	347,552
Trustees fees	9,629	24,446	17,334	6,592	39,909
Professional fees	231,380	357,332	216,335	435,642	505,654
Shareholder reporting expenses	42,378	68,275	53,932	23,487	132,842
Shareholder servicing agent fees	13,179	16,161	6,573	583	9,532
Stock exchange listing fees	10,491	15,465	11,015	6,627	36,845
Investor relations expenses	22,130	48,396	34,611	10,817	317,846
Other	29,054	43,918	41,867	42,218	10,136
Total expenses	5,021,632	12,589,551	8,814,546	3,588,826	21,017,443
Net investment income (loss)	12,511,395	30,818,550	21,709,499	8,086,949	43,882,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(6,289,690)	(13,015,328)	(9,129,575)	(4,645,577)	(6,889,132)
Swaps	—	700,593	573,213	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,109,941	72,362,728	51,259,397	21,559,851	83,403,124
Swaps	—	(712,604)	(583,039)	—	—
Net realized and unrealized gain (loss)	23,820,251	59,335,389	42,119,996	16,914,274	76,513,992
Net increase (decrease) in net assets applicable to common shares from operations	$36,331,646	$90,153,939	$63,829,495	$25,001,223	$120,396,766

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NSL		JFR
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$12,511,395	$14,589,478	$30,818,550	$34,105,508
Net realized gain (loss) from:
Investments and foreign currency	(6,289,690)	(14,776,047)	(13,015,328)	(30,265,712)
Swaps	—	(147,276)	700,593	667,402
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	30,109,941	(24,259,777)	72,362,728	(58,340,272)
Swaps	—	167,345	(712,604)	204,383
Net increase (decrease) in net assets applicable to common shares from operations	36,331,646	(24,426,277)	90,153,939	(53,628,691)
Distributions to Common Shareholders
Dividends	(14,807,499)	(16,371,264)	(35,545,583)	(39,729,091)
Return of Capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,807,499)	(16,371,264)	(35,545,583)	(39,729,091)
Capital Share Transactions
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	21,524,147	(40,797,541)	54,608,356	(93,357,782)
Net assets applicable to common shares at the beginning of period	213,689,923	254,487,464	534,860,664	628,218,446
Net assets applicable to common shares at the end of period	$235,214,070	$213,689,923	$589,469,020	$534,860,664

See accompanying notes to financial statements.

	JRO		JSD
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$21,709,499	$23,800,246	$8,086,949	$9,670,738
Net realized gain (loss) from:
Investments and foreign currency	(9,129,575)	(21,104,143)	(4,645,577)	(9,233,945)
Swaps	573,213	456,353	—	521,533
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	51,259,397	(41,818,574)	21,559,851	(19,565,254)
Swaps	(583,039)	264,075	—	69,441
Net increase (decrease) in net assets applicable to common shares from operations	63,829,495	(38,402,043)	25,001,223	(18,537,487)
Distributions to Common Shareholders
Dividends	(24,932,849)	(27,892,358)	(9,490,595)	(10,852,822)
Return of Capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(24,932,849)	(27,892,358)	(9,490,595)	(10,852,822)
Capital Share Transactions
Cost of shares repurchased and retired	—	—	—	(115,771)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	(115,771)
Net increase (decrease) in net assets applicable to common shares	38,896,646	(66,294,401)	15,510,628	(29,506,080)
Net assets applicable to common shares at the beginning of period	377,405,782	443,700,183	140,981,418	170,487,498
Net assets applicable to common shares at the end of period	$416,302,428	$377,405,782	$156,492,046	$140,981,418

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JQC
	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$43,882,774	$52,765,328
Net realized gain (loss) from:
Investments and foreign currency	(6,889,132)	(48,566,692)
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	83,403,124	(69,625,716)
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	120,396,766	(65,427,080)
Distributions to Common Shareholders
Dividends	(40,633,984)	(53,064,705)
Return of Capital	(74,850,888)	(100,485,694)
Decrease in net assets applicable to common shares from distributions to common shareholders	(115,484,872)	(153,550,399)
Capital Share Transactions
Cost of shares repurchased and retired	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—
Net increase (decrease) in net assets applicable to common shares	4,911,894	(218,977,479)
Net assets applicable to common shares at the beginning of period	932,799,927	1,151,777,406
Net assets applicable to common shares at the end of period	$937,711,821	$932,799,927

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2021

	NSL	JFR	JRO	JSD	JQC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$36,331,646	$90,153,939	$63,829,495	$25,001,223	$120,396,766
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(155,755,126)	(400,969,335)	(275,248,040)	(110,174,944)	(617,325,245)
Proceeds from sales and maturities of investments	145,911,463	368,849,391	249,483,477	102,375,907	631,484,524
Proceeds from (Purchase of) short-term investments, net	5,015,295	4,551,146	6,997,868	(1,639,547)	23,213,559
Payment-in-kind distributions	(283,032)	(663,349)	(548,314)	(219,987)	(1,118,773)
Proceeds from litigation settlement	90	90	90	90	2,813
Taxes paid	(23,399)	(54,963)	(11,232)	(17,852)	—
Amortization (Accretion) of premiums and discounts, net	(2,273,816)	(5,450,217)	(3,723,295)	(1,385,851)	(6,125,009)
Amortization of deferred offering costs	210,329	649,276	543,176	43,708	—
(Increase) Decrease in:
Receivable for interest	(752,741)	(1,111,044)	(1,278,129)	(451,557)	(788,190)
Receivable for investments sold	(13,286,878)	(20,847,501)	(17,703,692)	(5,165,272)	(23,128,674)
Receivable for reclaims	—	—	—	—	835
Other assets	5,250	(159,051)	(27,960)	(11,156)	(87,702)
Increase (Decrease) in:
Payable for investments purchased – regular settlement	815,211	2,106,942	1,351,048	549,788	8,792,234
Payable for investments purchased – when-issued/delayed-delivery settlement	4,203,145	15,686,579	12,324,145	4,977,404	31,284,229
Payable for unfunded senior loans	916,723	244,331	1,796,779	(105,161)	1,841,762
Accrued management fees	28,017	69,922	50,013	20,305	30,807
Accrued interest	531	(11,786)	(7,819)	9,435	(147,989)
Accrued Trustees fees	20,688	39,691	25,444	4,993	99,661
Accrued other expenses	89,506	436,298	90,662	76,698	330,508
Net realized (gain) loss from investments and foreign currency	6,289,690	13,015,328	9,129,575	4,645,577	6,889,132
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(30,109,941)	(72,362,728)	(51,259,397)	(21,559,851)	(83,403,124)
Swaps	—	712,604	583,039	—	—
Net cash provided by (used in) operating activities	(2,647,349)	(5,114,437)	(3,603,067)	(3,026,050)	92,242,124
Cash Flow from Financing Activities:
Proceeds from borrowings	33,100,000	80,300,000	44,600,000	11,000,000	25,000,000
(Repayments of) borrowings	(25,000,000)	(50,000,000)	(45,000,000)	—	(25,000,000)
Proceeds from reverse repurchase agreements	—	—	—	—	25,000,000
Proceeds from TFP Shares issued, at liquidation preference	40,000,000	100,000,000	75,000,000	—	—
(Payments for) Term Preferred Shares redeemed, at liquidation preference	(33,000,000)	(90,000,000)	(45,000,000)	—	—
(Payments for) deferred offering costs	(465,000)	(675,000)	(465,000)	(120,818)	—
Increase (Decrease) in cash overdraft denominated in foreign currencies	—	—	—	—	12
Cash distributions paid to common shareholders	(14,678,589)	(34,869,308)	(24,432,674)	(9,342,837)	(119,496,725)
Cost of shares repurchased and retired	—	—	—	(57,896)	—
Net cash provided by (used in) financing activities	(43,589)	4,755,692	4,702,326	1,478,449	(94,496,713)
Net Increase (Decrease) in Cash	(2,690,938)	(358,745)	1,099,259	(1,547,601)	(2,254,589)
Cash at the beginning of period	3,410,706	1,145,880	33,667	1,721,579	6,044,998
Cash at the end of period	$719,768	$787,135	$1,132,926	$173,978	$3,790,409

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing and amortization of offering costs)	$1,401,949	$3,151,225	$2,720,928	$319,649	$7,761,842

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount Per Shares Repurchased and Retired		Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

NSL
Year Ended 7/31:
2021	$5.53	$0.32	$0.62	$0.94	$(0.38)	$—	$(0.38)	$—		$—		$6.09	$5.74
2020	6.59	0.38	(1.02)	(0.64)	(0.42)	—	(0.42)	—		—		5.53	4.78
2019	6.91	0.45	(0.33)	0.12	(0.44)	—	(0.44)	—	*	—		6.59	5.90
2018	6.97	0.43	(0.04)	0.39	(0.45)	—	(0.45)	—		—		6.91	6.13
2017	6.76	0.46	0.21	0.67	(0.46)	—	(0.46)	—		—		6.97	6.83

JFR
Year Ended 7/31:
2021	9.40	0.54	1.04	1.58	(0.62)	—	(0.62)	—		—		10.36	9.76
2020	11.04	0.60	(1.54)	(0.94)	(0.70)	—	(0.70)	—		—		9.40	8.03
2019	11.55	0.70	(0.48)	0.22	(0.73)	—	(0.73)	—		—		11.04	9.76
2018	11.76	0.66	(0.10)	0.56	(0.77)	—	(0.77)	—		—	*	11.55	10.30
2017	11.36	0.73	0.46	1.19	(0.79)	—	(0.79)	—		—	*	11.76	11.83

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

17.48%	28.97%	$235,214	2.20%	5.49%	43%
(9.89)	(12.19)	213,690	3.05	6.28	43
1.81	3.60	254,487	3.26	6.77	31
5.91	(3.78)	266,752	2.90	6.24	29
10.22	17.00	269,083	2.64	6.70	55

17.36	30.14	589,469	2.20	5.39	43
(8.82)	(10.98)	534,861	3.01	5.93	44
2.03	1.98	628,218	3.43	6.25	32
5.01	(6.64)	657,157	2.99	5.68	29
10.76	18.63	663,863	2.63	6.28	59

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NSL
Year Ended 7/31:
2021	0.73%
2020	1.60
2019	1.84
2018	1.46
2017	1.19

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JFR
Year Ended 7/31:
2021	0.82%
2020	1.64
2019	2.07
2018	1.61
2017	1.24

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Discount Per Shares Repurchased and Retired		Premium Per Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JRO
Year Ended 7/31:
2021	$9.31	$0.54	$1.04	$1.58	$(0.62)	$—	$(0.62)	$—		$—		$10.27	$9.69
2020	10.94	0.59	(1.53)	(0.94)	(0.69)	—	(0.69)	—		—		9.31	7.97
2019	11.47	0.70	(0.49)	0.21	(0.74)	—	(0.74)	—	*	—		10.94	9.70
2018	11.70	0.66	(0.09)	0.57	(0.80)	—	(0.80)	—		—	*	11.47	10.23
2017	11.31	0.76	0.45	1.21	(0.83)	—	(0.83)	—		0.01		11.70	11.87

JSD
Year Ended 7/31:
2021	13.98	0.80	1.68	2.48	(0.94)	—	(0.94)	—		—		15.52	14.40
2020	16.89	0.96	(2.79)	(1.83)	(1.08)	—	(1.08)	—	*	—		13.98	11.64
2019	17.92	1.19	(0.98)	0.21	(1.24)	—	(1.24)	—		—		16.89	15.36
2018	18.07	1.19	(0.04)	1.15	(1.30)	—	(1.30)	—		—		17.92	16.67
2017	17.49	1.29	0.54	1.83	(1.25)	—	(1.25)	—		—	*	18.07	17.75

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

17.42%	30.14%	$416,302	2.19%	5.39%	41%
(8.91)	(11.13)	377,406	3.07	5.85	43
1.94	2.19	443,700	3.31	6.37	34
5.06	(7.38)	465,378	2.99	5.77	30
11.06	18.92	465,161	2.68	6.57	57

18.24	32.61	156,492	2.37	5.35	45
(11.19)	(17.88)	140,981	3.31	6.27	40
1.30	(0.30)	170,487	3.45	6.89	33
6.66	1.33	180,884	2.96	6.69	29
10.68	17.91	182,468	2.52	7.18	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 5 – Fund Shares) and/or borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JRO
Year Ended 7/31:
2021	0.79%
2020	1.68
2019	1.94
2018	1.59
2017	1.27

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JSD
Year Ended 7/31:
2021	0.70%
2020	1.70
2019	2.00
2018	1.44
2017	1.07

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Shares Repurchased and Retired		Ending NAV	Ending Share Price

JQC
Year Ended 7/31:
2021	$6.88	$0.32	$0.56	$0.88	$(0.30)	$—	$(0.55)	$(0.85)	$—		$6.91	$6.53
2020	8.49	0.39	(0.87)	(0.48)	(0.39)	—	(0.74)	(1.13)	—		6.88	5.88
2019	9.11	0.46	(0.17)	0.29	(0.60)	—	(0.31)	(0.91)	—	*	8.49	7.68
2018	9.32	0.44	(0.12)	0.32	(0.53)	—	—	(0.53)	—		9.11	7.89
2017	9.25	0.52	0.18	0.70	(0.63)	—	—	(0.63)	—		9.32	8.69

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.42%	26.98%	$937,712	2.22%	4.64%	43%
(5.91)	(9.54)	932,800	3.11	5.11	52
3.43	9.33	1,151,777	3.42	5.25	59
3.64	(3.09)	1,237,262	3.01	4.84	45
7.70	10.75	1,265,447	2.57	5.59	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 9 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

JQC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2021	0.80%
2020	1.72
2019	2.08
2018	1.67
2017	1.23

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

	Borrowings at the End of Period		TFP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, TFP Shares, and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
NSL
Year Ended 7/31:
2021	$94,300	$3,918	$40,000	2,751	$—	$—	$2.75
2020	86,200	3,862	—	—	33,000	2,793	2.79
2019	114,000	3,610	—	—	43,000	2,621	2.62
2018	114,000	3,717	—	—	43,000	2,699	2.70
2017	114,000	3,738	—	—	43,000	2,714	2.71

JFR
Year Ended 7/31:
2021	238,400	3,892	100,000	2,742	—	—	2.74
2020	208,100	4,003	—	—	90,000	2,794	2.79
2019	264,500	3,810	—	—	115,000	2,655	2.66
2018	254,300	4,077	—	—	125,200	2,732	2.73
2017	254,300	4,103	—	—	125,200	2,749	2.75

JRO
Year Ended 7/31:
2021	164,500	3,987	75,000	2,738	—	—	2.74
2020	164,900	3,562	—	—	45,000	2,798	2.80
2019	178,800	3,951	—	—	84,000	2,688	2.69
2018	178,800	4,073	—	—	84,000	2,771	2.77
2017	178,800	4,071	—	—	84,000	2,770	2.77

JSD
Year Ended 7/31:
2021	19,500	12,615	70,000	2,749	—	—	2.75
2020	8,500	25,821	70,000	2,796	—	—	2.80
2019	72,000	3,854	—	—	35,000	2,593	2.59
2018	72,000	3,998	—	—	35,000	2,691	2.69
2017	72,000	4,020	—	—	35,000	2,705	2.71

JQC
Year Ended 7/31:
2021	402,000	3,333	—	—	—	—	—
2020	402,000	3,320	—	—	—	—	—
2019	480,000	3,400	—	—	—	—	—
2018	561,000	3,205	—	—	—	—	—
2017	561,000	3,256	—	—	—	—	—

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL)

•	Nuveen Floating Rate Income Fund (JFR)

•	Nuveen Floating Rate Income Opportunity Fund (JRO)

•	Nuveen Short Duration Credit Opportunities Fund (JSD)

•	Nuveen Credit Strategies Income Fund (JQC)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NSL, JFR, JRO, JSD and JQC were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions.

Prior to December 31, 2020, the Adviser had entered into a sub-advisory agreement with Symphony Asset Management, LLC (”Symphony”), an affiliate of the Adviser, under which Symphony managed the investment portfolios of the Funds. Effective as of December 31, 2020, Symphony merged into Nuveen Asset Management, LLC (“NAM” and the “Sub-Adviser”), also an affiliate of the Adviser, and assumed management responsibilities for the Funds’ investment portfolios. In connection with the transfer of sub-advisory responsibilities from Symphony to NAM, the Funds entered into an amended and restated sub-advisory agreement with NAM that is substantially identical to the prior sub-advisory agreement with Symphony.

Developments Regarding NSL, JFR, JRO and JSD’s Control Share By-Law

On January 14, 2021, the Funds’ Board of Trustees (the “Board”) received a shareholder demand letter from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) demanding that NSL, JFR, JRO and JSD (i) rescind each Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a control share acquisition shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Board to ensure that the Control Share By-Law is withdrawn. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York against the Funds, certain other Nuveen funds and the Board, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. Management has determined that this complaint is unlikely to have an impact to each Fund’s financial statements.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Notes to Financial Statements (continued)

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Dividends to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Effective in conjunction with the declaration of the March 2021 distribution, NSL, JFR, JRO and JSD have implemented a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. Each Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution, and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to maintain its level distribution amount, each Fund may pay out more than its net investment income during the period. As a result, distribution sources may include net investment income, realized gains and return of capital. The amounts and sources of distributions are reported for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

JQC has implemented a capital return plan where a supplemental amount is expected to be included in the Fund’s regular monthly distribution. Under this program, the Fund’s regular monthly distribution is expected to include net investment income, return of capital and potentially capital gains for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market

Notes to Financial Statements (continued)

data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NSL	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$325,230,576	$2,005,844	$327,236,420
Corporate Bonds	—	25,783,415	—	25,783,415
Common Stocks**	4,779,227	3,294,444	412,479	8,486,150
Warrants**	1,021	205,684	4,378	211,083
Convertible Preferred Securities**	—	93,987	—	93,987
Common Stocks Rights**	—	8	—	8

Short-Term Investments:
Investment Companies	10,416,772	—	—	10,416,772
Total	$15,197,020	$354,608,114	$2,422,701	$372,227,835

JFR	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$810,083,122	$4,035,068	$814,118,190
Corporate Bonds	—	64,560,104	—	64,560,104
Common Stocks**	11,157,414	9,117,503	869,850	21,144,767
Investment Companies	11,577,120	—	—	11,577,120
Asset-Backed Securities	—	3,625,813	—	3,625,813
Warrants**	2,384	402,397	8,755	413,536
Convertible Preferred Securities**	—	187,973	—	187,973
Common Stocks Rights**	—	16	—	16

Short-Term Investments:
Investment Companies	40,257,885	—	—	40,257,885
Total	$62,994,803	$887,976,928	$4,913,673	$955,885,404
JRO	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$574,117,294	$2,913,510	$577,030,804
Corporate Bonds	—	47,672,187	—	47,672,187
Common Stocks**	7,841,308	6,931,905	600,348	15,373,561
Asset-Backed Securities	—	2,333,877	—	2,333,877
Warrants**	1,705	274,423	5,839	281,967
Convertible Preferred Securities**	—	125,307	—	125,307
Common Stocks Rights**	—	16	—	16

Short-Term Investments:
Investment Companies	26,360,204	—	—	26,360,204
Total	$34,203,217	$631,455,009	$3,519,697	$669,177,923

JSD	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$215,081,817	$1,699,036	$216,780,853
Corporate Bonds	—	19,093,305	—	19,093,305
Common Stocks**	3,183,802	1,801,511	257,488	5,242,801
Warrants**	1,021	162,326	4,378	167,725
Convertible Preferred Securities**	—	93,987	—	93,987
Common Stocks Rights**	—	9	—	9

Short-Term Investments:
Investment Companies	10,699,368	—	—	10,699,368
Total	$13,884,191	$236,232,955	$1,960,902	$252,078,048

JQC	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$1,300,903,590	$11,733,256	$1,312,636,846
Corporate Bonds	—	180,796,313	—	180,796,313
Common Stocks**	5,216,076	3,848,115	1,577,863	10,642,054
Convertible Bonds	—	2,050,000	—	2,050,000
Warrants**	3,415	347,344	5	350,764
Common Stocks Rights**	—	55	—	55

Short-Term Investments:
Investment Companies	13,396,077	—	—	13,396,077
Total	$18,615,568	$1,487,945,417	$13,311,124	$1,519,872,109
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

The Funds hold liabilities in preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.

Notes to Financial Statements (continued)

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	NSL			JFR			JRO
	Level 3			Level 3			Level 3
	Variable Rate Senior Loan Interests	Common Stocks	Warrant	Variable Rate Senior Loan Interests	Common Stocks	Warrant	Variable Rate Senior Loan Interests	Common Stocks	Warrant
Balance at the beginning of period	$—	$73,596	$—	$—	$142,034	$—	$—	$104,094	$—
Gains (losses):
Net realized gains (losses)	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation)	—	(207,599)	4,378	—	(312,637)	8,755	—	(258,791)	5,839
Purchases at cost	—	546,482	—	—	1,040,453	—	—	755,045	—
Sales at proceeds	—	—	—	—	—	—	—	—	—
Net discounts (premiums)	—	—	—	—	—	—	—	—	—
Transfers into	2,005,844	—	—	4,035,068	—	—	2,913,510	—	—
Transfers (out of)	—	—	—	—	—	—	—	—	—
Balance at the end of period	$2,005,844	$412,479	$4,378	$4,035,068	$869,850	$8,755	$2,913,510	$600,348	$5,839
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$1,276,349	$(207,599)	$4,378	$2,568,582	$(312,637)	$8,755	$1,855,150	$(258,791)	$5,839

	JSD			JQC
	Level 3			Level 3
	Variable Rate Senior Loan Interests	Common Stocks	Warrant	Variable Rate Senior Loan Interests	Common Stocks	Warrant
Balance at the beginning of period	$—	$25,290	$—	$—	$436,054	$5
Gains (losses):
Net realized gains (losses)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation)	—	(180,311)	4,378	—	293,040	—
Purchases at cost	—	412,509	—	—	848,769	—
Sales at proceeds	—	—	—	—	—	—
Net discounts (premiums)	—	—	—	—	—	—
Transfers into	1,699,036	—	—	11,733,256	—	—
Transfers (out of)	—	—	—	—	—	—
Balance at the end of period	$1,699,036	$257,488	$4,378	$11,733,256	$1,577,863	$5
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$1,084,505	$(180,311)	$4,378	$7,394,089	$293,040	$—

As of the measurement date, the following Common Stocks categorized as Level 3: (1) Millennium Health LLC are priced based on updated financial statements which reflect the most recent net asset values; (2) TNT Crane & Rigging Inc. are priced at a placeholder value; (3) Tribune Co are priced at last trade price less the distribution amount; (4) Skillsoft Corp are priced at an 18.19% amortized discount applied to the closing price of the common shares. The Variable Rate Senior Loan Interests categorized as Level 3 are valued utilizing a weighted probability model which is weighted at 50% to a full recovery and 50% to the current vendor price of the loan. The following warrants categorized as Level 3: (1) ACBL HLDG CORP are valued utilizing the weighted average of quarterly cash payments received with a 25% discount; (2) Tenerity Inc. are priced at placeholder value.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NSL
Variable Rate Senior Loan Interests	$—	$—	$—	$(2,005,844)	$2,005,844	$—
JFR
Variable Rate Senior Loan Interests	$—	$—	$—	$(4,035,068)	$4,035,068	$—
JRO
Variable Rate Senior Loan Interests	$—	$—	$—	$(2,913,510)	$2,913,510	$—
JSD
Variable Rate Senior Loan Interests	$—	$—	$—	$(1,699,036)	$1,699,036	$—
JQC
Variable Rate Senior Loan Interests	$—	$—	$—	$(11,733,256)	$11,733,256	$—

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds’ outstanding unfunded senior loan commitments were as follows:

	NSL	JFR	JRO	JSD	JQC
Outstanding unfunded senior loan commitments	$1,696,924	$2,074,558	$3,109,780	$549,012	$1,841,762

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NSL	JFR	JRO	JSD	JQC
Purchases	$155,755,126	$400,969,335	$275,248,040	$110,174,944	$617,325,245
Sales and maturities	145,911,463	368,849,391	249,483,477	102,375,907	631,484,524

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investment in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JFR and JRO used cancellable interest rate swaps in which each Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Funds can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JFR	JRO
Average notional amount of interest rate swap contracts outstanding*	$22,000,000	$18,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JFR	Interest rate	Swaps	$700,593	$(712,604)
JRO	Interest rate	Swaps	573,213	(583,039)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JSD
	Year Ended 7/31/21	Year Ended 7/31/20
Common shares repurchased and retired	—	(10,000)
Weighted average common share:
Price per share repurchased and retired	$—	$11.56
Discount per share repurchased and retired	—%	17.15%

Preferred Shares

Taxable Fund Preferred Shares

NSL, JFR, JRO and JSD have issued and have outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.

Each Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the TFP Share.

•

Variable Rate Remarketed Mode (“VRRM”) – Dividends for TFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a bestefforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Funds will be required to designate an alternative mode or redeem the shares.

Notes to Financial Statements (continued)

The Funds will pay a remarketing fee on the aggregate principal amount of all TFP shares while designated in VRRM. Payments made by the Funds to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•

Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Funds will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.

The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•

Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which each Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

Each Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Funds to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Funds. Each Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NSL, JFR and JRO incurred offering costs of $465,000, $675,000 and $465,000, respectively, in connection with their offering of TFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, NSL, JFR, JRO and JSD had $39,568,793, $99,311,385, $74,674,414 and $69,580,756 TFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ TFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode
NSL	A	40,000	$40,000,000	November 1, 2030	VRM
JFR	A	100,000	$100,000,000	January 1, 2031	VRDM
JRO	A	75,000	$75,000,000	December 1, 2030	VRM
JSD	A	70,000	$70,000,000	November 1, 2029	VRDM

The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL*	JFR**	JRO***	JSD
Average liquidation preference of TFP Shares outstanding	$40,000,000	$100,000,000	$75,000,000	$70,000,000
Annualized dividend rate	1.35%	0.25%	1.34%	0.28%
*	For the period October 5, 2020 (first issuance date of shares) through July 31, 2021.
**	For the period December 4, 2020 (first issuance date of shares) through July 31, 2021.
***	For the period November 5, 2020 (first issuance date of shares) through July 31, 2021.

Term Preferred Shares

The following Funds had issued and had outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

On October 12, 2020, December 8, 2020 and November 9, 2020, respectively, NSL, JFR and JRO redeemed all of their outstanding Series 2021, Series 2024 and Series 2027, and Series 2027, respectively, Term Preferred. The Funds’ Term Preferred were redeemed at their $1,000 liquidation preference per share, plus additional amount representing the final accumulated distribution amounts owed, using proceeds from its issuance of TFP (as described above in Taxable Fund Preferred Shares).

The average liquidation preference of Term Preferred outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NSL*	JFR**	JRO***
Average liquidation preference of Term Preferred outstanding	$17,219,178	$81,076,923	$41,732,673
Annualized dividend rate	2.93%	2.91%	3.94%
*	For the period August 1, 2020 through October 12, 2020.
**	For the period August 1, 2020 through December 8, 2020.
***	For the period August 1, 2020 through November 9, 2020.

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of Term Preferred is approximately its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of Term Preferred were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Term Preferred Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NSL’s redemption of Series 2021, JFR’s redemption of Series 2024 and Series 2027 and JRO’s redemption of Series 2027 of Term Preferred, the remaining deferred offering costs of $233,332, $628,538 and $387,633, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal period, where applicable, are noted in the following table.

Transactions in TFP Shares for the Funds, where applicable, were as follows:

	Year Ended July 31, 2021
NSL	Series	Shares	Amount
TFP Shares issued	A	40,000	$40,000,000

	Year Ended July 31, 2021
JFR	Series	Shares	Amount
TFP Shares issued	A	100,000	$100,000,000

	Year Ended July 31, 2021
JRO	Series	Shares	Amount
TFP Shares issued	A	75,000	$75,000,000

Notes to Financial Statements (continued)

	Year Ended July 31, 2020
JSD	Series	Shares	Amount
TFP Shares issued	A	100,000	$100,000,000
TFP Shares redeemed	A	(30,000)	(30,000,000)
Net increase (decrease)		70,000	$70,000,000

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Year Ended July 31, 2021
NSL	Series	Shares	Amount
Term Preferred redeemed	2021	(33,000)	$(33,000,000)

	Year Ended July 31, 2021
JFR	Series	Shares	Amount
Term Preferred redeemed	2024	(35,000)	$(35,000,000)
	2027	(55,000)	(55,000,000)
Total		(90,000)	$(90,000,000)

	Year Ended July 31, 2021
JRO	Series	Shares	Amount
Term Preferred redeemed	2027	(45,000)	$(45,000,000)

	Year Ended July 31, 2020
NSL	Series	Shares	Amount
Term Preferred redeemed	2021	(10,000)	$(10,000,000)

	Year Ended July 31, 2020
JFR	Series	Shares	Amount
Term Preferred redeemed	2022	(25,000)	$(25,000,000)

	Year Ended July 31, 2020
JRO	Series	Shares	Amount
Term Preferred redeemed	2022	(10,000)	$(10,000,000)
	2022-1	(21,000)	(21,000,000)
	2023	(8,000)	(8,000,000)
Total		(39,000)	$(39,000,000)

	Year Ended July 31, 2020
JSD	Series	Shares	Amount
Term Preferred redeemed	2020	(35,000)	$(35,000,000)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2021.

	NSL	JFR	JRO	JSD	JQC
Tax cost of investments	$381,795,889	$976,262,176	$683,663,295	$258,589,961	$1,543,972,331
Gross unrealized:
Appreciation	$5,433,737	$13,695,453	$9,953,278	$3,313,169	$20,493,123
Depreciation	(15,001,791)	(34,072,225)	(24,438,650)	(9,825,082)	(44,593,345)
Net unrealized appreciation (depreciation) of investments	$(9,568,054)	$(20,376,772)	$(14,485,372)	$(6,511,913)	$(24,100,222)

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, and federal taxes paid, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2021, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2021, the Funds’ tax year end, were as follows:

	NSL	JFR	JRO	JSD	JQC
Undistributed net ordinary income[1,2]	$604,450	$1,614,569	$935,637	$659,733	—
Undistributed net long-term capital gains	—	—	—	—	—

[1]  Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2021, paid on August 2, 2021.

[2]  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2021 and July 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$14,807,499	$35,545,583	$24,932,849	$9,490,595	$40,633,984
Distributions from net long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	74,850,888

2020	NSL	JFR	JRO	JSD	JQC
Distributions from net ordinary income[2]	$17,466,425	$43,203,962	$30,256,614	$12,396,623	$53,064,705
Distributions from net long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	100,485,694
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NSL	JFR	JRO	JSD	JQC
Not subject to expiration:
Short-term	$2,300,950	$4,896,511	$3,285,667	$2,606,605	$29,554,323
Long-term	39,472,372	91,553,241	67,032,823	25,324,019	171,792,619
Total	$41,773,322	$96,449,752	$70,318,490	$27,930,624	$201,346,942

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Notes to Financial Statements (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NSL JFR JRO JSD Fund-Level Fee Rate	JQC Fund-Level Fee Rate
For the first $500 million	0.6500%	0.6800%
For the next $500 million	0.6250	0.6550
For the next $500 million	0.6000	0.6300
For the next $500 million	0.5750	0.6050
For managed assets over $2 billion	0.5500	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of July 31, 2021, the complex-level fee for each Fund was 0.1536%.

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.

9. Fund Leverage

Borrowings

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowing Information for NSL, JFR and JRO

The following Funds have entered into a revolving credit and security agreement with certain banks and their affiliates. As of the end of the reporting period, each Fund’s maximum commitment amount under its Borrowings is as follows:

	NSL	JFR	JRO
Maximum commitment amount	$102,500,000	$260,000,000	$180,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	NSL	JFR	JRO
Outstanding balance on Borrowings	$94,300,000	$238,400,000	$164,500,000

NSL interest is charged at a rate equal 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.80% (prior to October 5, 2020 the interest rate was equal to the higher of (a) 1-Month LIBOR plus 0.75% or (b) the Federal Funds rate plus 0.75%). For JFR and JRO, interest is charged at a rate equal to 1-Month LIBOR plus 0.80%. JFR accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 25% of the maximum commitment amount. NSL and JRO accrue 0.30% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. NSL also accrued an upfront fee of 0.05% on the maximum commitment amount and which was/will be paid in two installments, half at the closing of the agreement in October 2020 and the other half upon its 12-month anniversary in 2021.

On October 5, 2020, NSL entered into a new Borrowing facility and on March 26, 2021, NSL renewed its Borrowing through October 4, 2021. On November 5, 2020, JRO renewed its Borrowings through November 4, 2021. On December 18, 2020, January 22, 2021 and January 29, 2021, JFR renewed its Borrowings through December 18, 2021. Maximum commitment downsized to $260,000,000 on December 10, 2020. All other items of the Borrowings remain unchanged.

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	NSL	JFR	JRO
Average daily balance outstanding	$91,798,082	$227,504,384	$160,261,096
Average annual interest rate	1.00%	1.02%	0.98%

Borrowings Information for JSD

The Fund has outstanding a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JSD
Maximum commitment amount	$30,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JSD
Outstanding balance on Borrowings	$19,500,000

Interest is charged on these Borrowings at a rate per annum equal to 1-Month LIBOR plus 0.80%. The Fund also accrued 0.15% per annum on the undrawn portion if it was less than 50% of the maximum commitment; however, if the undrawn portion of the Borrowings was greater than 50% of the maximum commitment amount the Fund accrued a 0.25% per annum on the undrawn portion of the Borrowings.

On October 28, 2020 and May 3, 2021, JSD renewed its Borrowings through October 27, 2021. The Fund also accrued a 0.05% amendment fee based on the maximum commitment amount. Maximum commitment increased to $30,000,000. All other items of the Borrowings remain unchanged.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JSD
Average daily balance outstanding	$14,519,178
Average annual interest rate	1.07%

Notes to Financial Statements (continued)

Borrowings Information for JQC

The Fund has entered into a borrowing agreement with a bank and its affiliate. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JQC
Maximum commitment amount	$430,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JQC
Outstanding balance on Borrowings	$402,000,000

Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.10% (1.40% prior to March 31, 2021) and the Fund accrues 1.10% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount. On March 31, 2021, the Fund renewed its Borrowings through April 1, 2023 and increased its maximum commitment to $430,000,000. All other items remain unchanged.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JQC
Average daily balance outstanding	$399,021,918
Average annual interest rate	1.55%

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, JQC used reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will identify assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate		Principal Amount	Maturity	Value	Value and Accrued Interest
Societe Generale	3-Month LIBOR plus 0.80	%*	$(142,000,000)	N/A	$(142,000,000)	$(142,119,265)
*	Effective April 1, 2021, the rate changed from 3-Month LIBOR plus 0.85% to 3-Month LIBOR plus 0.80%.

N/A – Maturity is not applicable. The final repurchase date will be established following pre-specified advance notice by the Fund or the counterparty to the reverse repurchase agreement.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average interest rate on the Fund’s reverse repurchase agreements were as follows:

JQC
Average daily balance outstanding	$135,082,192
Average interest rate	1.07%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
Societe Generale	$(142,119,265)	$159,252,969
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

10. Inter-Fund Lending

Inter-Fund Borrowing and Leading

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

11. Subsequent Events

Distributions to Common Shareholders

On September 20, 2021, JQC announced that the Board approved the adoption of a level distribution policy. The level distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Fund. The Fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to maintain its level distribution amount, the Fund may pay out more than its net investment income during the period. As a result, distribution sources may include net investment income, realized gains and return of capital. The level distribution policy will become effective with the Fund’s distribution payable November 1, 2021.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN SENIOR INCOME FUND (NSL)

Investment Objective

The Fund’s investment objective is to achieve a high level of current income, consistent with preservation of capital.

Investment Policies

The Fund invests at least 80% of its Assets (as defined below) in adjustable rate, U.S. dollar-denominated secured and unsecured senior loans (“Senior Loans”), which unsecured Senior Loans will be, at the time of investment, investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades unrated but judged to be of comparable quality.

With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

The Fund invests primarily in adjustable rate U.S. dollar-denominated secured Senior Loans.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

No more than 30% of the Fund’s Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch Ratings, part of the Fitch Group (“Fitch”) or that are unrated but judged to be of comparable quality.

•	The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	The Fund may invest up to 20% of its Managed Assets in U.S. dollar-denominated Senior Loans of Borrowers that are organized or located in countries outside the United States.

•	The Fund may invest up to 20% of its Managed Assets, in the aggregate, in:

¡	other income producing securities such as investment and non-investment grade corporate debt securities, of corporate or governmental issuers; and

¡	equity securities and warrants acquired in connection with the Fund’s investments in Senior Loans.

•	The Fund will not invest more than 10% of its Managed Assets in Senior Loans with interest rates that adjust less often than semi-annually.

•

The Fund’s portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loans.

•	The Fund has no policy limiting the maturity of the Senior Loans that it purchases.

•

The Fund does not intend to invest more than 5% of its Managed Assets in Senior Loans or other securities of a single borrower. In addition, the Fund will not invest more than 25% of its Managed Assets in borrowers that conduct their principal businesses in the same industry.

•

The Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an agent or co-agent, and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets.

•

The Fund does not currently intend to invest more than 20% of its Managed Assets in participations. Participations are when the Fund acquires from a lender a portion of a lender’s rights under a loan agreement.

•

The Fund will only acquire participations if the lender selling the participation, and any other persons interpositioned between the Fund and the lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by

S&P, Baa or P-3 or higher by Moody’s or BBB or F3 or higher by Fitch or has debt or obligations that are unrated by S&P, Moody’s and Fitch and determined by the Fund’s investment adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in the types in which the Fund may invest directly.

•

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. Such swaps are standardized total return swaps on loan indices that are designed to provide exposure to the Senior Loan market.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in adjustable rate, U.S. dollar-denominated, secured and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for Senior Loans after 2021 has not yet been determined with the discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates.

The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may invest in U.S. dollar denominated Senior Loans of Borrowers that are organized or located in countries outside the United States, including Borrowers organized or located in emerging markets countries. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in foreign Borrowers involves special risks and investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing preferred shares of beneficial (“Preferred Shares”), the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update (continued)

(Unaudited)

NUVEEN FLOATING RATE INCOME FUND (JFR)

Investment Objective

The Fund’s investment objective is to achieve a high level of current income.

Investment Policies

The Fund invests at least 80% of its Assets (as defined below) in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality.

With respect to the Fund’s Senior Loans included in the 80% policy, such instruments will at times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund invests at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral.

•

The Fund may invest its Managed Assets without limit in Senior Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, no more than 30% of the Fund’s Managed Assets may be invested in Senior Loans and other debt securities that are, at the time of investment, rated CCC+ or Caa or below by S&P, Moody’s or Fitch or that are unrated but judged to be of comparable quality.

•

The Fund may invest up to 20% of its Managed Assets in (i) other debt securities such as investment and non-investment grade debt securities, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Senior Loans, which may be treated as an investment in Senior Loans for purposes of the 80% requirement set forth above), (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations), and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities). No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities. The debt securities in which the Fund may invest may have short-term, intermediate-term or long-term maturities. The Fund also may receive warrants and equity securities issued by a borrower or its affiliates in connection with the Fund’s other investments in such entities.

•	The Fund maintains an average duration of one year or less for its portfolio investments in Senior Loans and other debt instruments.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers (which includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Senior Loans and other debt instruments of non-U.S. issuers may include debt securities of issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for purposes of this policy) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in secured Senior Loans and unsecured Senior Loans, which unsecured Senior Loans will be, at the time of investment, investment grade quality, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for Senior Loans after 2021 has not yet been determined with the discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates.

The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security.

Shareholder Update (continued)

(Unaudited)

Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain asset-backed securities (“ABS”). ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The Fund also may invest in collateralized debt obligations (“CDOs”). A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the

Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non-U.S. corporations, including high yield debt securities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update (continued)

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NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

Investment Objective

The Fund’s investment objective is to achieve a high level of current income.

Investment Policies

The Fund invests at least 80% of its Assets (as defined below) in adjustable rate loans, primarily secured senior loans. With respect to the Fund’s senior loans included in the 80% policy, such instruments will not at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As part of the 80% requirement, the Fund also may invest in adjustable rate unsecured senior loans (together with secured senior loans referred to herein as “Senior Loans”) and adjustable rate secured and unsecured subordinated loans.

“Senior Loans” include floating or variable rate, U.S. dominated secured and unsecured loans that hold the most senior position in the capital structure of an issuer. Adjustable rate Senior Loans and adjustable rate subordinated loans are sometimes collectively referred to as “Adjustable Rate Loans.” Adjustable Rate Loans pay interest at rates that are redetermined periodically at short-term intervals by reference to a base lending rate, primarily LIBOR (of any tenor, but typically between one month and six months, and currently), plus a premium.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest no more than 20% of its total assets in Senior Loans in which it acts as an agent or co-agent and the size of any such individual Senior Loan will not exceed 5% of the Fund’s total assets.

•

The Fund may invest its Managed Assets without limit in Adjustable Rate Loans and other debt instruments that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

The Fund may invest up to 20% of its Managed Assets in the following adjustable or fixed rate securities: (i) other debt securities such as investment and non-investment grade debt securities, fixed rate Senior Loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 80% requirement set forth above); (ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations); and (iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities).

•	No more than 5% of the Fund’s Managed Assets may be invested in each of convertible securities, mortgage-related and other asset-backed securities, and sovereign debt securities.

•	The Fund also may receive warrants and equity securities issued by an issuer or its affiliates in connection with the Fund’s other investments in such entities.

•	The Fund will invest at least 65% of its Managed Assets in Senior Loans that are secured by specific collateral. Such collateral consists of assets and/or stock of the borrower.

•	The Fund maintains an average duration of one year or less for its portfolio investments in Adjustable Rate Loans and other debt instruments.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 20% of its Managed Assets in securities from an industry which (for these purposes ) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries. The Fund may invest more than 20% of its Managed Assets in sectors which (for these purposes) generally refers to broader classifications of industries, such as the consumer discretionary sector which includes the automotive, textiles and apparel, hotels, media production and consumer retailing industries, provided the Fund’s investment in a particular industry within the sector does not exceed the industry limitation.

•

The Fund may invest up to 5% of its Managed Assets in iBoxx Loan Total Return Swaps. An iBoxx Loan Total Return Swap is a specific type of total return swap on an index that is designed to provide exposure to the Senior Loan market. The iBoxx Loan Total Return Swap’s underlying index is the Markit iBoxx USD Liquid Leveraged Loans Total Return Index, which is one of a subset of indices designed to track the broader, rules-based Markit iBoxx USD Liquid Leveraged Loan Index. “iBoxx Loan Total Return Swaps” means total return swaps written on the Markit iBoxx USD Liquid Leveraged Loans Total Return Index.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in adjustable rate loans, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund generally invests in Senior Loans. Senior Loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior Loans generally include: (i) Senior Loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in Senior Loans, or (iii) participation interests in Senior Loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior Loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of Senior Loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a Senior Loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior Loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for Senior Loans after 2021 has not yet been determined with the discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a Senior Loan resets its interest rate will impact how closely such Senior Loans track current market interest rates.

The Fund may purchase participations in Senior Loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a Borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the Borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders’ interest in the Senior Loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The Fund may invest in subordinated loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable,

Shareholder Update (continued)

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which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain ABS. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest in CLOs. A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The Fund also may invest in CDOs. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in securities of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe. Securities of non-U.S. issuers include ADRs, GDRs or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar- denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in sovereign debt securities issued by issuers located, or conducting their business, in emerging markets countries, and a wide variety of bonds and other debt instruments of varying maturities issued by domestic and non-U.S. corporations, including high yield debt securities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in Senior Loans or as a substitute for a position in the underlying asset. Such instruments include total return swaps; interest rate swaps; credit default swaps; interest rate caps; interest rate floors; interest rate collars; swaptions; credit-linked notes; securities indices; other indices or other financial instruments; stock and bond index futures; futures contracts on securities; options on securities; options on futures contracts; options on stock and bond indexes; interest rate futures; exchange-traded and over-the-counter options on securities or indices; index linked securities; currency exchange transactions; financial futures; options on financial futures; index futures; index options; index options on futures contracts; interest rate options; interest rate option on futures contracts; short sales; structured notes; options on U.S. Treasury security or U.S. Government Agency securities; U.S. Treasury security or U.S. Government Agency security futures contracts; and options on U.S. Treasury security or U.S. Government Agency security futures contracts.

Such instruments may include total return swaps whose prices, in the sub-adviser’s opinion, correlate with the prices of the Adjustable Rate Loans, primarily Senior Loans, in which the Fund primarily invests. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include indices, securities or baskets of securities during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares, the issuance of debt securities, and entering into reverse repurchase agreements (effectively a borrowing). In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

Investment Objective

The Fund’s investment objective is to provide current income and the potential for capital appreciation.

Investment Policies

The Fund will invest at least 80% of Assets (as defined below), at time of purchase, in loans or securities in the issuing company’s capital structure that are senior to its common equity, including but not limited to debt securities and preferred securities.

The Fund’s portfolio will be invested primarily in below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. The Fund also may invest in other types of debt instruments and enter into short positions consisting primarily of high yield debt.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 70% of its Managed Assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments.

•	The Fund may invest in high yield debt and other debt instruments as described herein in an aggregate amount of up to 30% of its Managed Assets.

•

The Fund will invest at least 80% of its Managed Assets in corporate debt instruments that are, at the time of investment, rated below investment grade or unrated but judged by the Fund’s sub-adviser to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch, or (ii) unrated but judged to be of comparable quality. However, the Fund may not invest, at the time of investment, more than 30% of its Managed Assets in securities rated below CCC+ or Caa by any NRSRO that rate such security or are unrated but judged to be of comparable quality, including securities in default.

•

The Fund may enter into short positions, consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating a negative investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its Managed Assets.

•

The Fund will maintain an average duration of two years or less for its portfolio (including the effect of leverage, but after the effect of derivatives used to shorten duration). “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s use of leverage.

•

The Fund may invest up to 20% of its Managed Assets in debt instruments of non-U.S. issuers (which term includes borrowers) that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments located, or conducting their business, in emerging market countries.

•

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in loans or securities in the issuing company’s capital structure that are senior to its common equity, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund’s portfolio will be invested primarily in adjustable rate corporate debt instruments, including senior secured loans, second lien loans, and other adjustable rate corporate debt instruments. Adjustable rate instruments pay interest at rates which are determined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium.

Shareholder Update (continued)

(Unaudited)

The Fund invests in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans after 2021 has not yet been determined with the discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may invest in second lien loans and other unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations.

Second lien loans have similar characteristics as senior loans except that such interests are second in lien property rather than first. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the interest. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to Senior Loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share the same risks of other below investment grade debt instruments.

The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in securities of non-U.S. companies. The Fund will classify an issuer of a security as being located in a country based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary stock exchange on which the security trades, the location from which the majority of the issuer’s revenue, comes and the issuer’s reporting currency.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative transactions, such as credit default swaps and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the net asset value (“NAV”) of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions such as total return swaps on an underlying index to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments. The Fund will not enter into interest rate swap transactions having a notional amount that exceeds the outstanding amount of the Fund’s leverage.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)

Investment Objectives

The Fund’s primary investment objective is to achieve a high level of current income. The Fund’s secondary investment objective is total return.

Investment Policies

The Fund will invest at least 80% of its Assets (as defined below), at time of purchase, in loans or securities that are senior to its common equity in the issuing company’s capital structure, including but not limited to debt securities and preferred securities.

The Fund invests in in adjustable rate loans, primarily secured senior loans and other debt instruments. Adjustable rate loans are made to U.S. or non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions. Such adjustable rate loans pay interest at rates that are redetermined periodically at short-term intervals on the basis of an adjustable base lending rate plus a premium.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund invests at least 70% of its Managed Assets in adjustable rate senior loans and second lien loans.

•	The Fund may invest up to 30% of its Managed Assets in the following securities:

¡

(i) other debt securities such as investment and non-investment grade debt securities, fixed rate senior loans or subordinated loans, convertible securities and structured notes (other than structured notes that are designed to provide returns and risks that emulate those of Adjustable Rate Loans, which may be treated as an investment in Adjustable Rate Loans for purposes of the 70% requirement set forth above);

¡	(ii) mortgage-related and other asset-backed securities (including collateralized loan obligations and collateralized debt obligations);

¡	(iii) debt securities and other instruments issued by government, government-related or supranational issuers (commonly referred to as sovereign debt securities); and

¡	(iv) domestic and international equity securities.

•

Substantially all of the Fund’s portfolio likely will be invested in senior loans that are, at the time of investment, rated below investment grade or unrated but judged to be of comparable quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one NRSRO within the four highest grades (BBB- or Baa3 or better by S&P, Moody’s or Fitch), or (ii) unrated but judged to be of comparable quality. The Fund may also purchase other debt securities that are rated below investment grade or that are unrated but judged to be of comparable quality.

•

The Fund maintains an average duration of two years or less for its portfolio investments in Adjustable Rate Loans and other debt instruments. “Average duration” and “average portfolio duration” are each defined to be the modified duration of the Fund’s portfolio, which is the measure of a debt instrument’s or a portfolio’s price sensitivity with respect to changes in market yields adjusted to reflect the effect of the Fund’s effective leverage.

•	The Fund will not invest in inverse floating rate securities.

•

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries.

•

The Fund may not invest more than 25% of its total assets in securities from an industry which (for the purposes of this policy) generally refers to the classification of companies in the same or similar lines of business such as the automotive, textiles and apparel, hotels, media production and consumer retailing industries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in loans or securities that are senior to its common equity in the issuing company’s capital structure, such policy may not be changed without 60 days’ prior written notice.

Shareholder Update (continued)

(Unaudited)

Portfolio Contents

The Fund invests in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans after 2021 has not yet been determined with the discontinuation of LIBOR. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may invest in adjustable rate subordinated loans. The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank subordinate in priority of payment to senior debt, such as Senior Loans, and are often unsecured. However, such subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to Senior Loans, subordinated loans generally earn a higher return than secured Senior Loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower. Typically, subordinated loans in which the Fund may invest will have maturities of four to eight years.

The Fund may invest in common stocks and other equity securities. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s fixed income securities and senior equity securities. Dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the Fund may benefit from capital appreciation of an issuer’s common stock.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in corporate debt instruments. Corporate debt instruments generally are used by corporations to borrow money from investors. The Issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt instruments in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the Issuer or its affiliates. The Fund may invest in debt instruments of any quality and such debt instruments may be secured or unsecured. In addition, certain debt instruments in which the Fund may invest may be subordinated to the payment of an Issuer’s senior debt.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

For cash management purposes, the Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase.

The Fund may invest in debtor-in-possession financings (commonly called “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims).

The Fund may acquire equity securities and warrants issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates issued in connection with a Senior Loan of the Borrower. The Fund also may convert a warrant so acquired into the underlying security. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s net asset value. The Fund may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan of such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

The Fund may invest in mortgage-related securities. Mortgage-related securities are debt instruments that provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, or from refinancing or foreclosure, net of fees or costs that may be incurred. The mortgage-related securities in which the Fund invests will typically pay variable rates of interest, although the Fund may invest in fixed-rate obligations as well.

The Fund may invest in certain ABS. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest in CLOs. A CLO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of CLO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CLOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued of collateral consisting of a pool of debt instruments, usually, non-investment grade bank loans. Payments with respect to the underlying debt securities generally are made to the trustee under the indenture. CLOs are designed to be retired as the underlying debt instruments are repaid. In the event of sufficient early prepayments on such debt instruments, the class or series of CLO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CLOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure their priority with respect to other CLO tranches that remain outstanding. The credit quality of these securities depends primarily upon the quality of the underlying assets, their priority with respect to other CLO tranches and the level of credit support and/or enhancement provided.

The Fund also may invest in CDOs. A CDO is a structured credit security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically non-investment grade bonds, leveraged loans, and other asset-backed obligations, are used as collateral supporting the various debt and equity tranches issued by the SPV. CDOs operate similarly to CLOs.

Shareholder Update (continued)

(Unaudited)

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in securities of non-U.S. Issuers that are U.S. dollar or non-U.S. dollar denominated, including debt securities of issuers located, or conducting their business, in emerging markets countries. The Fund’s Managed Assets to be invested in Adjustable Rate Loans and other debt instruments of non-U.S. Issuers may include debt securities of Issuers located, or conducting their business in, emerging markets countries. The Fund may invest in any region of the world and invest in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. An “emerging market” country is any country determined to have an emerging markets economy, considering, among other things, factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability and the development of its financial and capital markets. These countries generally include countries located in Latin America, the Caribbean, Asia, Africa, the Middle East and Eastern and Central Europe.

The Fund may invest in preferred securities. Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to all forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering a default from legal action and certain other features, preferred securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative transactions, primarily but not limited to credit default and interest rate swaps, as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the net asset value of the Fund, to facilitate the sale of certain portfolio instruments, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular instruments. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio instruments.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage, such as certain credit default swaps, total return swaps and bond futures. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the Senior Loan market adversely affect the price at which Senior Loans are available), the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Shareholder Update (continued)

(Unaudited)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Senior Income Fund (NSL)	Nuveen Floating Rate Income Fund (JFR)	Nuveen Floating Rate Income Opportunity Fund (JRO)	Nuveen Short Duration Credit Opportunities Fund (JSD)	Nuveen Credit Strategies Income Fund (JQC)

Portfolio Level Risks

Asset-Back Securities Risk	—	—	—	—	X
Basis Risk	X	X	X	X	X
Below Investment Grade Risk	X	X	X	X	X
Call Risk	X	X	X	X	X
Collateralized Debt Obligation Risk	—	—	—	—	X
Collateralized Loan Obligation Risk	—	—	—	—	X
Contingent Capital Securities (“CoCos”) Risk	—	—	—	—	X
Convertible Securities Risk	—	—	—	—	X
Credit Risk	X	X	X	X	X
Credit Spread Risk	X	X	X	X	X
Debt Securities Risk	X	X	X	X	X
Defaulted and Distressed Securities Risk	—	—	X	X	—
Deflation Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Duration Risk	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X
Financial Futures and Options Transactions Risk	X	X	X	X	X
Floating-Rate and Fixed-to-Floating Rate Securities Risk	X	X	X	X	X
Foreign Currency Risk	—	X	X	X	X
Hedging Risk	X	X	X	X	X
Illiquid Investments Risk	X	X	X	X	X
Income Risk	X	X	X	X	X
Inflation Risk	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X
LIBOR Floor Risk	X	X	X	X	X
LIBOR Replacement Risk	X	X	X	X	X
Loan Participation Risk	X	X	X	X	X
Loan Risk	X	X	X	X	X
Mortgage-Backed Securities Risk	—	—	—	—	X
Non-U.S. Securities Risk	X	X	X	X	X
Other Investment Companies Risk	X	X	X	X	X
Preferred Securities Risk	—	—	—	X	X
Reinvestment Risk	X	X	X	X	X

Risk	Nuveen Senior Income Fund (NSL)	Nuveen Floating Rate Income Fund (JFR)	Nuveen Floating Rate Income Opportunity Fund (JRO)	Nuveen Short Duration Credit Opportunities Fund (JSD)	Nuveen Credit Strategies Income Fund (JQC)
Second Lien Loans and Unsecured Loans Risk	X	X	X	X	X
Senior Loan Agent Risk	X	X	X	X	X
Senior Loan Risk	X	X	X	X	X
Short Exposure Risk	—	—	—	X	—
Structured Product Risk	X	X	X	X	X
Sovereign Government and Supranational Debt Risk	—	—	—	—	X
Subordinated Loans and Other Subordinated Debt Instruments Risk	X	X	X	X	X
Swap Transactions Risk	X	X	X	X	X
Unrated Securities Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Warrants and Equity Securities Risk	X	X	X	X	X
When-Issued and Delayed-Delivery Transactions	X	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X	X

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X	X
Borrowing Risk	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X
Global Economic Risk	X	X	X	X	X
Investment and Market Risk	X	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X	X
Leverage Risk	X	X	X	X	X
Market Discount from Net Asset Value	X	X	X	X	X
Recent Market Conditions	X	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X	X
Tax Risk	X	X	X	X	X

Portfolio Level Risks:

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Basis Risk. As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.

Shareholder Update (continued)

(Unaudited)

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Collateralized Debt Obligation (“CDO”) Risk. The risks of an investment in CDOs depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income securities, CDOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral securities may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs may be subordinate to other classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Loan Obligation (“CLO”) Risk. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, illiquid investments and high-yield securities described below, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.

Contingent Capital Securities (“CoCos”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by afund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Defaulted and Distressed Securities Risk. The Fund may hold investments that at the time of purchase are in default or involved in bankruptcy or insolvency proceedings, or may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Shareholder Update (continued)

(Unaudited)

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change.

LIBOR Floor Risk. Many floating rate loans issued after 2008 include a “LIBOR floor,” based on the London Interbank Offered Rate (“LIBOR”), or a minimum interest rate to which the loan’s spread is added, to calculate the loan’s overall interest rate. As short-term market rates rise, such loans will not pay higher interest until prevailing rates exceed the floor rate stated in the loan documents. If the Fund uses floating rate leverage, the Fund’s leverage costs will likely increase before its loan portfolio income increases, and the additional income provided by leverage may diminish until market rates exceed the LIBOR floor level.

LIBOR Replacement Risk. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products an instruments will be impacted by this transition.

Loan Participation Risk. The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a borrower. A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

Mortgage-Backed Securities Risk. Investing in mortgage-backed securities (“MBS”) entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Most MBS are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. MBS are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such MBS, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS. In addition, concentrations of MBS of a particular type, as well as concentrations of MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the MBS to additional risk.

The risks associated with MBS include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant

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fluctuations in value of the MBS; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

MBS represent an interest in a pool of mortgages. When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, in the event of increased instability in the credit markets, the market for some MBS may experience reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities.

Moreover, the relationship between borrower prepayments and changes in interest rates may mean some high-yielding MBS have less potential for increases in value if market interest rates were to fall than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’ total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

MBS generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks as further described herein.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Second Lien Loans and Unsecured Loans Risk. Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed below. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments.

Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

Short Exposure Risk. The Fund may enter into tactical short positions, either directly or through derivatives, to create negative investment exposure to or hedge existing investment exposure. Short selling involves selling securities that may be owned, and if not owned, borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Structured Product Risk. The Fund may invest in structured products such as structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a

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limited trading market and may have the effect of increasing the illiquidity of the Fund’s portfolio to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Investments in structured notes involve risks including income risk, credit and market risk. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Subordinated Loans and Other Subordinated Debt Instruments Risk. Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

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The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Shareholder Update (continued)

(Unaudited)

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of July 31, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended July 31, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Senior Income Fund (NSL)	Nuveen Floating Rate Income Fund (JFR)	Nuveen Floating Rate Income Opportunity Fund (JRO)	Nuveen Short Duration Credit Opportunities Fund (JSD)	Nuveen Credit Strategies Income Fund (JQC)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	36.35%	36.47%	36.52%	36.39%	36.72%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.09%	1.08%	1.06%	1.20%	1.22%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.39%	0.39%	0.39%	0.44%	0.45%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.33%	-16.36%	-16.36%	-16.41%	-16.51%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.48%	-8.49%	-8.49%	-8.55%	-8.61%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.62%	-0.62%	-0.61%	-0.69%	-0.71%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.24%	7.25%	7.27%	7.17%	7.20%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.09%	15.12%	15.14%	15.03%	15.10%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (continued)

(Unaudited)

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Changes to Portfolio Managers

Effective August 17, 2020, Bernard Wong, CFA, is no longer a portfolio manager of JQC. Additionally, effective October 1, 2020, Jenny Rhee is no longer a portfolio manager of NSL, JFR, JRO, JSD and JQC.

Effective August 17, 2020, Kevin Lorenz, CFA, was added as portfolio managers to NSL, JFR, JRO, JSD and JQC. Kevn Lorenz bio is as follows:

Mr. Lorenz is head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. He is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products. He began his career at the firm as a generalist focusing on the private placement market. He graduated with a B.S. in Accounting from Rider University and an M.B.A. in Finance from Indiana University. He holds the CFA designation and is a member of the New York Society of Security Analysts.

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, Nuveen Short Duration Credit Opportunity Fund and the Nuveen Credit Strategies Income Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2020 and July 31, 2021:

	NSL	JFR	JRO	JSD	JQC
August 1, 2020 through December 31, 2020	77.1%	72.2%	73.8%	77.2%	81.4%
January 1, 2021 through July 31, 2021	72.1%	71.2%	71.2%	77.9%	80.4%

The Funds had the following percentages, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended July 31, 2021:

	NSL	JFR	JRO	JSD	JQC
% of Section 163(j) Interest Dividends	94.7%	89.9%	91.5%	94.9%	97.3%

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	0	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

∎	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

∎

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

ICE BofA U.S. High Yield Index: An index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”), pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

•

Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade

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(Unaudited)

execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Senior Income Fund (the “Senior Income Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one-year period and matched the performance of its benchmark for the five-year period ended March 31, 2021. In addition, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, the Fund ranked in the second quartile for the one-year period and third quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three-year period, but the Fund outperformed its benchmark for the one- and five-year periods. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended May 14, 2021, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period and third quartile for the five-year period ended May 14, 2021. In reviewing performance, the Board also recognized the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Fund (the “Floating Rate Income Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, but the Fund outperformed its benchmark for the five-year period ended December 31, 2020. Further, the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and third quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three-year period, but the Fund outperformed its benchmark for the one- and five-year periods. Further, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period, third quartile for the three-year period and second quartile for the five-year period ended May 14, 2021. In reviewing performance, the Board also noted the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Floating Rate Income Opportunity Fund (the “Floating Rate Income Opportunity Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, the Fund outperformed its benchmark for the five-year period ended December 31, 2020. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period and second quartile for the five-year period ended December 31, 2020. For the periods ended March 31, 2021, the Fund’s performance was below the performance of its benchmark for the three-year period, but the Fund outperformed its benchmark for the one- and five-year periods and ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period. For the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three-year period, the Fund outperformed its benchmark for the one- and five-year periods. In addition, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period ended May 14, 2021. In reviewing performance, the Board also recognized the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance.

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For Nuveen Short Duration Credit Opportunities Fund (the “Short Duration Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and third quartile for the five-year period ended December 31, 2020. While the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the five-year period ended March 31, 2021. For the periods ended May 14, 2021, the Fund’s performance was below the performance of its benchmark for the three-year period, but the Fund outperformed its benchmark for the one-year period and matched the performance of its benchmark for the five-year period. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended May 14, 2021, the Fund ranked in the first quartile for the one-year period and third quartile for the five-year period ended May 14, 2021. In reviewing performance, the Board also recognized the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance.

For Nuveen Credit Strategies Income Fund (the “Credit Strategies Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020 and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the three-year period and third quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the five-year period ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three-year period ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods. In reviewing performance, the Board also noted the changes to the Fund’s portfolio management team in 2020. Based on its review, the Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Short Duration Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the

Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Floating Rate Income Fund and the Floating Rate Income Opportunity Fund each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the Senior Income Fund and the Credit Strategies Fund each had a net management fee that was in line with the respective peer averages and a net expense ratio that was below the respective peer averages; and (c) the Short Duration Fund had a net management fee that was in line with the peer average, but a net expense ratio that was slightly higher than the peer average. The Independent Board Members noted that the Short Duration Fund’s net expense ratio was slightly higher than the peer average due, in part, to one-time legal expenses associated with a leverage mode change.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that the Sub-Adviser was an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination

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of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation

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that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chair and Board Member	2008 Class II		146

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		146

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		146

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class II		146

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class III		146

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		146

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010- 2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		146

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe, Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.; formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		146

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure)
1958 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2020 Class III		146

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		146

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		146

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017)
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0721D 1819426-INV-Y-09/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Floating Rate Income Opportunity Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2021	$43,960	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2020	$41,150	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1  “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2020	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2021	$0	$0	$0	$0
July 31, 2020	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Albin F. Moschner and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).	Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott Caraher, Head of Senior Loans and responsible for retail and institutional bank loan-focused portfolio management and co-PM on the firm’s Long-Short Credit Strategy. When Scott joined Nuveen affiliate Symphony Asset Management in 2002, he was a gaming and industrials analyst providing long and short credit ideas to the investment team up and down the capital structure. Scott began trading loans for the platform in 2003 and in 2005 was named an associate portfolio manager on the firm’s loan strategies. He became the lead portfolio manager on the firm’s loan strategies in 2008. Prior to joining the firm, Scott was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

Kevin Lorenz, CFA, head of high yield and responsible for retail and institutional high yield bond focused portfolio management. He has served in a variety of roles since joining the firm in 1987. He has been investing in high yield over his entire career and has focused exclusively on high yield since 1995. Kevin is also a member of the global fixed income investment committee, which discusses and debates investment policy for all global fixed income products.

Item 8 (a)(2).	Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are primarily responsible for the day-to-day portfolio management of the following accounts:

OTHER ACCOUNTS MANAGED

	Scott Caraher	Kevin Lorenz
(a) Registered Investment Companies
Number of accounts	14	13
Assets*	$6.78 billion	$45.95 billion
(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	3	0
Assets*	$582 million	$0

	Scott Caraher	Kevin Lorenz
Performance fee accounts
Number of accounts	1	0
Assets*	$104 million	$0
(c) Other
Non-performance fee accounts
Number of accounts	4	0
Assets*	$1.75 billion	$0
Performance fee accounts
Number of accounts	0	0
Assets*	$0	$0

* Assets are as of July 31, 2021.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).	Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a) (4).	Ownership of JRO Securities as of July 31, 2021

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Caraher					X
Kevin Lorenz	X

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule  30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Opportunity Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: October 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 6, 2021